AS FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1998


                            DEFINITIVE PROXY STATEMENT
                             FILED ON SCHEDULE 14A
     DEFINITIVE PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( ) Preliminary Proxy Statement      ( ) Confidential, For Use of the Commission
(X) Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
              (Name of Registrant as Specified in Its Charter and
                   Person Filing Preliminary Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
( ) No fee required.
(X) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1) Title of each Class of securities to which transaction applies:
            Depositary Units of Limited Partnership Interest.
      (2) Aggregate number of securities to which transaction applies:
            68,795.
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
            The filing fee is based on the aggregate cash to be received by the Registrant from the proposed sale of assets, which the Registrant believes will be $43,520,000 multiplied by 1/50th of 1%.
      (4) Proposed maximum aggregate value of transaction:
            $43,520,000.
      (5) Total fee paid:
            $8,704.

    ( ) Fee paid previously with preliminary materials:

    (X) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: $8,704.
    (2) Form, Schedule or Registration Statement No.: Preliminary Proxy
        Statement.
    (3) Filing party: Prudential-Bache/Equitec Real Estate Partnership.
    (4) Date Filed: September 17, 1997.

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292

                                                                    May 28, 1998

Dear Unitholders:

         As you know, Prudential-Bache/Equitec Real Estate Partnership (the "Partnership") was formed in June 1984 to acquire, operate and then ultimately dispose of income-producing real estate or interests therein. It was originally anticipated that the Partnership would hold the real properties or interests therein it acquired until such time as disposition appeared advantageous from the viewpoint of the Partnership's investment objectives. Although no mandatory time frame was set forth within which such sales were anticipated to occur, it was anticipated that the Partnership would own such real properties and interests therein for approximately three to seven years after acquisition.

         The Partnership acquired certain real properties, and held direct and indirect interests in a joint venture which owns another real property, between May 1986 and June 1989 and is now in its thirteenth year of operations. At the Partnership's formation, its managing general partner was Equitec Financial Group, Inc. ("Equitec") and its other general partner was Prudential-Bache Properties, Inc. ("PB Properties"). PB Properties has since become the managing general partner of the Partnership; in 1991, Equitec filed for reorganization under the federal bankruptcy laws, and by a vote of the limited partners of the Partnership was replaced as co-general partner by Glenborough Corporation and Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners").

         The General Partners have been considering when and how to effect the disposition of all of the Partnership's real properties (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") in the best interests of the Partnership and the holders (the "Unitholders") of the beneficial ownership interest in the limited partnership interests of the Partnership (the "Units"). The General Partners believe that, given current market conditions and the existence of certain other factors identified below, now is the appropriate time to sell all of the Assets.

         On October 13, 1997, the Partnership entered into an original purchase agreement (the "Original Purchase Agreement") with Glenborough Realty Trust Incorporation and a subsidiary partnership, Glenborough Properties, L.P., which are affiliates of Glenborough (together, the "Purchaser"). Pursuant to the Original Purchase Agreement, the Partnership agreed to sell to the Purchaser (the "Sale") all of the Assets for $43,520,000 in cash (the "Original Purchase Price"). This amount equaled the sum of the individual appraised fair market values of all of the Properties, plus the Partnership's estimate of the fair market values of the Interests, which estimate was wholly based on and equals the appraised fair market value of the one real property to which the Interests relate (the "Related Property") (the sum of all such values, the "Fair Market Value of the Assets"). Such appraisals (the "Initial Appraisals") were prepared by Cushman & Wakefield, Inc. Subsidiaries ("C&W") and were dated May 1997 (except for one such appraisal, which was dated October 1996).

         The Partnership prepared consent solicitation materials describing the Sale at the Original Purchase Price which it filed with the Securities and Exchange Commission (the "SEC") in October 1997. In April 1998, the Partnership received notice from the SEC that it had no further comments with respect to such materials. As a result of this longer than anticipated period of time for the preparation of such materials and in light of improvements in the real estate markets, the availability of favorable financing and the increased interest of institutional buyers in the type of properties owned by the Partnership, PB Properties determined that updated appraisals should be obtained and so notified the Purchaser. Accordingly, the Partnership retained C&W to conduct updated appraisals of the Assets which were completed in April 1998 (the "Updated Appraisals"). The Updated Appraisals indicate that the sum of the individual appraised Fair Market Values of the Assets, as of the dates of such appraisals, is $49,145,000, an increase of $5,625,000 over the Initial Appraisals. Upon receipt of the Updated Appraisals, PB Properties entered into negotiations with the Purchaser. Following a series of telephone conversations between such parties, the Purchaser raised its offer to $47,145,000 (the "Purchase Price"), an increase of $3,625,000 over the Original Purchase Price. On April 27, 1998, the Original Purchase Agreement was amended to reflect such increase in the Original Purchase Price (the Original Purchase Agreement, as amended, the "Purchase Agreement").

         While the Purchase Price is $2,000,000 less than the Updated Appraisals, the General Partners believe that, based upon the written opinion of C&W, dated April 27, 1998 (the "C&W Opinion"), which states that the Purchase Price is fair from a financial point of view to the Unitholders of the Partnership and for the reasons considered therein, the Purchase Price is fair to and in the best interests of the Partnership and the Unitholders. The General Partners have recommended the Plan accordingly.

         The Purchase Price will be reduced by certain credits to the Purchaser (which, in addition to any credits for secured obligations which are assumed by the Purchaser, could approximate $690,000 if certain items of deferred maintenance at the Properties and at the Related Property are not completed prior to the closing of the Sale). Thus, after deducting such credits, the net proceeds will approximate $46,455,000. The Purchase Agreement is subject to few conditions, with no studies or reports required to be provided by the Partnership, few representations or warranties required to be made by the Partnership and the acquisition of the Properties to occur on an "as is/where is/with all faults" basis. If the Sale is consummated, PB Properties, as the managing general partner of the Partnership, will make one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of the Partnership's obligations and the establishment of a reserve to cover unexpected claims, dissolve and terminate the Partnership and liquidate (together with the Sale and amendments to the partnership agreement to effectuate the above, the "Plan"). Based upon the terms and conditions of the Sale, after repayment of the Partnership's existing obligations and after crediting the Purchaser to the extent the Purchaser assumes such obligations (including borrowings secured by the Properties and the Related Property, which obligations totalled $26,650,000 as of March 31, 1998), the Partnership estimates that liquidating distributions would total approximately $274 per Unit.

         CERTAIN ELEMENTS OF THE PLAN REQUIRE THE CONSENT OF HOLDERS OF A MAJORITY OF THE UNITS, AND YOUR APPROVAL IS VERY IMPORTANT. You are being asked to consider and vote upon the following elements of the Plan: (i) the Sale, (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and the Limited Partners of the Partnership (as defined therein) to permit (a) the purchase by the Purchaser of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation, all as more fully described in the attached Statement Furnished in Connection with the Solicitation of Consents. Please return your consent card as soon as possible, because failure to return a consent card has the same effect as a "NO" vote.

         If the Sale is consummated, the Partnership will pay cash distributions to the Unitholders and the General Partners from the net sales proceeds, after providing for the payment of all expenses and liabilities of the Partnership and the establishment of a reserve account to cover unexpected claims. Any amount remaining in the reserve account will be distributed to the Unitholders and the General Partners within approximately 60 days from the date of the closing of the Sale, whereupon the Partnership will be dissolved.

         The General Partners believe that the Plan at this time is in the best interests of the Partnership and the Unitholders and recommend that you complete and return the consent card with a vote "FOR" the Plan. The General Partners have based their recommendation on, among other things, the following factors:


o The Partnership's entire mortgage debt of $26,650,000 matured on December 9, 1997. Such debt was refinanced with Wells Fargo Bank, National Association ("Wells Fargo") in December 1996 to replace mortgage debts of the Partnership which had matured. The exceptions to the non-recourse provisions of such debt were guaranteed by Glenborough Corporation and personally by Robert Batinovich. Neither Glenborough Corporation nor Mr. Batinovich was compensated for such guarantees. In early December, the Partnership entered into negotiations with Wells Fargo to extend the maturity date of such debt. On December 9, 1997, the Partnership entered into a modification agreement with Wells Fargo pursuant to which Wells Fargo agreed to extend such maturity date until March 9, 1998, for an extension fee in the amount of approximately $33,000. Moreover, Glenborough Corporation and Mr. Batinovich voluntarily renewed their guarantee with respect to such extension. At the end of February 1998, the Partnership again entered into negotiations with Wells Fargo to extend the maturity date of such debt. On March 2, 1998, the parties entered into another modification agreement pursuant to which Wells Fargo agreed to extend such maturity date until April 30, 1998, for an extension fee in the amount of approximately $16,656. On May 12, 1998, the parties entered into a third modification agreement to extend such maturity date until July 31, 1998, for an extension fee in the amount of approximately $33,000. Glenborough Corporation and Mr. Batinovich again voluntarily renewed their guarantees with respect to such extensions. Neither Glenborough Corporation nor Mr. Batinovich was compensated for renewing such guarantees.

  o The Plan permits the Assets to be sold under market conditions which, given current mortgage interest rates and the availability of investor capital, the General Partners believe are favorable for such a sale.

  o If the Plan is approved, the Partnership will be able to consummate the Sale of all of the Assets for an amount believed to be close to the Fair Market Value of the Assets and on terms which the General Partners believe will entail minimal costs and will permit an expeditious consummation of the Sale. The Purchase Price was determined pursuant to recent negotiations between PB Properties and the Purchaser based upon the Updated Appraisals and the C&W Opinion which states that the Purchase Price is fair to and in the best interests of the Partnership and the Unitholders for the reasons considered therein. The Purchase Price represents $3,625,000, or approximately 8%, more than the Original Purchase Price.

  o The Properties and the Related Property generally have shown a trend of improved occupancies and revenues over the past few years, which the General Partners believe enhances the salability of the Assets at the present time.

  o By selling the Assets now, the Partnership would eliminate the risks inherent in the direct and indirect ownership of real property, including, among other things, the decline in value that can occur as a result of rising interest rates, increasing real estate investor expectations and changing competition factors in local rental markets.

  o The Partnership has not made any distributions to Unitholders in the past several years and does not anticipate being in a position to do so in the foreseeable future.

  o The Plan would provide liquidity to Unitholders. At present, there is no established public trading market for the Units, and liquidity has been limited to sporadic sales which have occurred within an informal secondary market.

         The principal disadvantage which would result to Unitholders from the approval of the Plan is that the Partnership would not benefit from any future improvements in economic and market conditions, which improvements could produce increased cash flow and possibly increase the sales price of all or any of the Assets in the future. Another disadvantage is that, pursuant to the Purchase Agreement, although the Partnership is permitted to accept superior offers, it is not permitted to actively market the Assets or solicit superior offers. Thus, it is possible that the price being received by the Partnership from the Purchaser via the Sale may be less than the Partnership may be able to obtain with an active public marketing of all or any of the Assets.

         The Sale of the Assets, the termination and dissolution of the Partnership and the subsequent liquidation each require Unitholder approval. Furthermore, because the Purchaser is an entity affiliated with Glenborough, the Plan necessitates amending the Partnership Agreement to permit an entity affiliated with Glenborough to purchase the Assets from the Partnership, which amendment also requires Unitholder approval. Accordingly, the Partnership is soliciting the written consent of each Unitholder to these elements of the Plan, which are more fully described in the attached Statement.

         YOU ARE URGED TO READ CAREFULLY THE ATTACHED STATEMENT IN ITS ENTIRETY FOR A COMPLETE DESCRIPTION OF THE PLAN. If you have any questions regarding the Plan or need assistance incompleting and returning your Consent card, please feel free to contact the Partnership's soliciting agent, Morrow & Co., Inc., at
(800) 566-9061.

                                 Very truly yours,


                                 BRIAN J. MARTIN
                                 President
                                 Prudential-Bache Properties, Inc.

                                 ANDREW BATINOVICH
                                 Chairman and Chief Executive Officer
                                 Glenborough Corporation

                                 ROBERT BATINOVICH
                                 in his individual capacity as General Partner

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292

                                   ----------

                         NOTICE OF CONSENT SOLICITATION

                                   ----------

                                                                    May 28, 1998

To the Unitholders of Prudential-Bache/Equitec Real Estate Partnership:

         NOTICE IS HEREBY GIVEN to the holders (the "Unitholders") of the beneficial ownership interest in the limited partnership interests (the "Units") in Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), that Prudential-Bache Properties, Inc., the managing general partner of the Partnership ("PB Properties"), is soliciting written consents (the "Consents") on behalf of the Partnership to approve a plan of action (the "Plan"), which consists of (i) the sale of all of the real properties of the Partnership (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") for an amount of $47,145,000, to an affiliate of Glenborough (as defined below) (the "Sale"); such price will be reduced by certain credits to such affiliate (which, in addition to any credits for secured obligations which are assumed by such affiliate, could approximate $690,000 if certain items of deferred maintenance at the Properties and at the one real property to which the Interests relate (the "Related Property") are not completed prior to the closing of the sale of the Assets), (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) (the "Partnership Agreement") to permit (a) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners"), of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership (together, the "Amendments") and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation (the "Plan of Liquidation"), all as more fully described in the attached Statement Furnished in Connection with the Solicitation of Consents (the "Statement"). The Plan is a single proposal which must be approved by Unitholders holding a majority of the Units.

         Subject to the assumptions and qualifications set forth in the attached Statement, the Partnership estimates that liquidating distributions would total approximately $274 per Unit.

         Only Unitholders who own Units on the close of business on April 1, 1998 are entitled to notice of the solicitation of Consents and to give their consent to the Plan. In order to be valid, all Consents must be received before 10:00 a.m., New York City time on July 13, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership). The approval will be obtained through the solicitation of written Consents, and no meeting of Unitholders will be held. Morrow & Co., Inc. ("Morrow") has been retained as a soliciting agent to assist in soliciting Consents. A Consent may be revoked by written notice of revocation or by a later dated action containing different instructions received by Morrow until 10:00 a.m., New York City time on July 13, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership). Unitholders will be notified as soon as practicable as to the results of this solicitation.

         Under the terms of the Partnership Agreement, annual and quarterly reports are required to be delivered to Unitholders. Exhibits F and G to the enclosed Statement contains the Annual Report on Form 10-K for the year ended December 31, 1997 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, respectively. Separate annual and quarterly reports will not be mailed to Unitholders.

         YOUR APPROVAL IS IMPORTANT. PLEASE READ THE STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT IN THE SELF-ADDRESSED PREPAID ENVELOPE OR BY FACSIMILE OF THE FRONT AND BACK OF THE CONSENT CARD TO(212) 754-8300. Any Consent card which is signed and does not specifically disapprove the Plan will be treated as approving the Plan. Your prompt response is appreciated.

                                  PB PROPERTIES
                                  Managing General Partner

                                  GLENBOROUGH CORPORATION
                                  General Partner

                                  ROBERT BATINOVICH
                                  in his individual capacity as General Partner

                                   ----------

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                                ONE SEAPORT PLAZA
                               NEW YORK, NY 10292

                                                                    May 28, 1998


                                   ----------

                   STATEMENT FURNISHED IN CONNECTION WITH THE
                            SOLICITATION OF CONSENTS

                                   ----------

         This Statement Furnished in Connection with the Solicitation of Consents (the "Statement") is furnished to the holders ("Unitholders") of the beneficial ownership interest in the limited partnership interests (the "Units") in Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), in connection with the solicitation of written consents ("Consents") by Prudential-Bache Properties, Inc., in its capacity as the managing general partner of the Partnership ("PB Properties") and on behalf of the Partnership, to approve a plan of action (the "Plan"), which consists of
(i) the sale of all of the real properties of the Partnership (the "Properties") and all of the Partnership's direct and indirect interests in a joint venture whose sole asset is one real property (the "Interests") (the Interests, together with the Properties, the "Assets") for an amount of $47,145,000, to an affiliate of Glenborough (as defined below) (the "Sale"); such price will be reduced by certain credits to such affiliate (which, in addition to any credits for secured obligations which are assumed by such affiliate, could approximate $690,000 if certain items of deferred maintenance at the Properties and at the one real property to which the Interests relate (the "Related Property") are not completed prior to the closing of the sale of the Assets), (ii) the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) (the "Partnership Agreement") to permit (a) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich, each a general partner of the Partnership (together, "Glenborough") (together with PB Properties, the "General Partners"), of all or any of the Assets and (b) the effectuation of the Plan by the General Partners on behalf of the Partnership (together, the "Amendments") and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation (the "Plan of Liquidation").

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         The Plan is a single proposal, and consent to the Plan will constitute consent to each of the Sale, the Amendments and the Plan of Liquidation. If approved and consummated, the Plan will result in the sale of all of the Assets to an entity affiliated with Glenborough, one or more liquidating distributions to the Unitholders and the General Partners of the Partnership and, after providing for the payment of all liabilities and expenses of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

         AFTER CONSUMMATION OF THE PLAN, THE PARTNERSHIP WILL NO LONGER BE SUBJECT TO REGISTRATION UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND THEREFORE WILL NOT BE A REPORTING COMPANY WITH RESPECT TO ITS UNITHOLDERS.

         Subject to the assumptions and qualifications set forth in the attached Statement, the Partnership estimates that liquidating distributions would total approximately $274 per Unit. See "SPECIAL FACTORS--Use of Proceeds and Cash Distributions".

         Neither PB Properties nor Glenborough intends to call a meeting of the Unitholders in connection with this solicitation of Consents. Approval or disapproval by a Unitholder of the Plan is to be indicated by marking and signing the enclosed form of Unitholder Consent and returning it to Morrow & Co., Inc., which has been engaged on behalf of the Partnership to act as soliciting agent (the "Soliciting Agent"), in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. The Plan as described herein can be effected only after Unitholders owning a majority in interest of the outstanding Units have consented to the Plan. The enclosed form of Unitholder Consent permits a Unitholder to indicate approval, disapproval or abstention with respect to the Plan.

         Consents of the Unitholders to the Plan will be solicited until 10:00 a.m., New York City time on July 13, 1998 or until such date as a majority of Unitholders consent, whichever occurs first (unless such date and/or time is extended, in the sole discretion of

PB Properties acting on behalf of the Partnership). The close of business on April 1, 1998 (the "Record Date") has been fixed for determining the Unitholders entitled to notice of the solicitation of Consents and to consent to the Plan. On the Record Date, there were 68,795 outstanding Units entitled to vote on the Plan, which Units were held by 4,961 Unitholders. Unitholders will be notified as soon as practicable as to the results of this solicitation.

         Pursuant to the Partnership Agreement, the consent of Unitholders holding a majority of the outstanding Units is required to approve the Sale. Under California law and the Partnership Agreement, any matter upon which the Unitholders are entitled to act may be submitted for a vote by written consent without a meeting. Any Consent given pursuant to this solicitation may be revoked by the person giving it until 10:00 a.m., New York City time on July 13, 1998 (unless such date and/or time is extended, in the sole discretion of PB Properties acting on behalf of the Partnership) by sending a written notice of revocation or a later dated Consent containing different instructions to the Soliciting Agent before such date. Any written notice of revocation or subsequent Consent should be sent to the Soliciting Agent, Morrow & Co., Inc., at 909 Third Avenue, New York, NY 10022-4799.

         In addition to solicitation by use of the mails, directors, officers and employees of PB Properties may solicit Consents in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not receive additional compensation for such services but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Soliciting Agent has been retained to assist PB Properties in the solicitation of Consents for a base fee of $5,000, plus reimbursement of expenses and additional fees based on the number of telephone calls placed and the number of tabulations made, estimated at approximately $10,000 in the aggregate.

         If Unitholders owning a majority of the Units on the Record Date vote in favor of the Plan, such approval will bind all Unitholders. Neither the Partnership Agreement nor the California Revised Uniform Limited Partnership Act, under which the Partnership is governed, provides rights of appraisal or other similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Plan. See "SPECIAL FACTORS--No Appraisal Rights".

         The General Partners recommend that Unitholders consent to the Plan. See "SPECIAL FACTORS--Recommendation of the General Partners; Fairness of the Plan".

         This Statement and the accompanying form of Consent Card are first being mailed to Unitholders on or about June 1, 1998.

           THE DATE OF THIS STATEMENT IS MAY 28, 1998.

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                                     SUMMARY

         The following is a summary (the "Summary") of certain information contained elsewhere in this Statement, including the Exhibits hereto, which are a part of this Statement. This Summary does not purport to be complete and is qualified in its entirety by the more detailed information contained in this Statement. Terms used in this Summary but not otherwise defined herein or in the Partnership Agreement have the meanings set forth in the Glossary of Defined Terms, which begins on page 26 of this Statement. Unitholders are urged to read this Statement, including the Exhibits hereto, in its entirety.

THE PARTNERSHIP
Prudential-Bache/Equitec
 Real Estate Partnership ......... The Partnership is a California limited partnership which owns and operates four commercial real properties (the "Properties") consisting of three office buildings and one industrial park. Two of the three office buildings are located in
                                   California, with the third located in Tennessee. The industrial park is located in
                                   Washington.

                                   The Partnership also directly and indirectly holds all ownership interests (the
                                   "Interests") relating to an office building complex located in Maryland (the
                                   "Related Property") (the Interests, together with the Properties, the "Assets").
                                   The Interests consist of a general partnership interest in Montrose Office Park Joint
                                   Venture, a Maryland single purpose general partnership (the "Joint Venture") and the entity whose sole asset is the Related Property; a general partnership interest in
                                   Montrose Office Park Limited Partnership, a Maryland limited partnership (the
                                   "Montrose Partnership"); and ownership of all of the issued and outstanding shares of common stock of Equitec Venture Corp. III, Inc., a California corporation ("EVC").
                                   The Joint Venture, which owns the Related Property, is wholly owned and controlled by the Partnership both directly and through its interests in the Montrose Partnership and EVC.

                                   At the Partnership's formation, its managing general partner was Equitec Financial
                                   Group, Inc. ("Equitec") and its general partner was PB Properties. PB Properties has since become the managing general partner of the Partnership; in 1991, Equitec filed for reorganization under the federal bankruptcy laws, and by a vote of the limited partners of the Partnership, Equitec was replaced as co-general partner by
                                   Glenborough Corporation and Robert Batinovich, each a general partner of the
                                   Partnership (together, "Glenborough") (together with PB Properties, the "General
                                   Partners").

                                   The principal offices of the Partnership are located at One Seaport Plaza, New York,
                                   NY 10292, and its telephone number is (212) 214-3500.

ACTION BY WRITTEN CONSENT
Purpose of the
 Solicitation .................... Consents are being solicited by PB Properties to approve a plan of action (the
                                   "Plan"), which consists of (i) the sale of all of the Assets (the "Sale") for an amount of $47,145,000, which amount is based upon recent negotiations with Glenborough
                                   Realty Trust Incorporation and a subsidiary partnership, Glenborough Properties,
                                   L.P., which are affiliates of Glenborough (together, the "Purchaser"), whereby the
                                   Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over an originally agreed upon purchase price, and upon the C&W
                                   Opinion (as such term is defined below); this price will then be reduced by certain credits (the "Credits") to the Purchaser (which, in addition to any credits for secured obligations assumed by the Purchaser, could approximate $690,000 if certain items of deferred maintenance at the Properties and at the Related Property are not
                                   completed prior to the closing of the sale of the Assets), (ii) the amendment of the
                                   Partnership Agreement to permit (a) the purchase by the Purchaser of all of the
                                   Assets and (b) the effectuation of the Plan by the General Partners on behalf of

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                                   the Partnership (together, the "Amendments") and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation (the "Plan of
                                   Liquidation").

Record Date; Units Entitled
 to Consent ...................... Unitholders who own Units at the close of business on April 1, 1998 (the "Record Date")
                                   are entitled to vote by written consent. At the Record Date, there were outstanding
                                   68,795 Units held by 4,961 Unitholders, each Unit of which will entitle the record owner thereof to one vote.

Vote Required .................... The Plan, which consists of the Sale, the Amendments and the Plan of Liquidation, is
                                   presented as a single proposal and requires the written consents (the "Consents") of
                                   Unitholders of record holding a majority of all outstanding Units. Such approval shall constitute the approval of the Partnership.

Termination of Consent
 Solicitation .................... Consents  may be  solicited  until,  and must be received  by, no later than
                                   July 13, 1998 at 10:00 a.m., New York City time or until such date as a majority of
                                   Unitholders consent, whichever occurs first (unless such date and/or time is extended, in the sole discretion of PB Properties).

THE PURCHASER
Glenborough Realty Trust
 Incorporated and
 Glenborough Properties, L.P.
 (together, the  "Purchaser") .... Glenborough Realty Trust Incorporated ("GLB") is a Maryland corporation whose shares trade on the New York Stock Exchange under the symbol "GLB."

                                   GLB is the general partner of Glenborough Properties, L.P., a Delaware limited partnership.
                                   The principal offices of GLB are located at 400 South El Camino Real, San Mateo,
                                   California 94402. GLB's telephone number is (650) 343-9300.

THE PLAN
General .......................... The Plan is a single proposal consisting of the Sale, the Amendments and the
                                   Plan of Liquidation.

                                   In connection with the Plan, the Partnership entered into an original purchase agreement (the "Original Purchase Agreement") with the Purchaser on October 13, 1997.
                                   Pursuant to the Original Purchase Agreement, the Partnership agreed to sell to the
                                   Purchaser all of the Assets for $43,520,000 in cash (the "Original Purchase Price"), which equaled the sum of the appraised fair market value of the Assets (the "Fair
                                   Market Value of the Assets") as reflected by the initial individual appraisals of each of the Properties and the Related Property (the "Initial Appraisals") prepared by Cushman & Wakefield, Inc. Subsidiaries ("C&W").

                                   The Partnership prepared consent solicitation materials describing the Sale at the
                                   Original Purchase Price which it filed with the Securities and Exchange Commission
                                   (the "SEC") in October 1997. In February 1998, the Partnership received notice from the SEC that it had no further comments with respect to such materials. As a result of this longer than anticipated period of time for the preparation of such materials and in light of improvements in the real estate markets, the availability of favorable financing and the increased interest of institutional buyers in the type of properties owned by the Partnership, PB Properties determined that updated appraisals should be obtained and so notified the Purchaser. Accordingly, the Partnership retained C&W to conduct updated appraisals of the Assets which were completed in
                                   April 1998 (the "Updated Appraisals"). The Updated Appraisals indicate that the sum of the individual Fair Market Values of the Assets, as of the dates of such appraisals, is $49,145,000, an increase of $5,625,000 over the Initial Appraisals.
                                   Upon receipt

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                                   of the Updated Appraisals, PB Properties entered into negotiations with the
                                   Purchaser. Following a series of telephone conversations between such parties, the
                                   Purchaser raised its offer to $47,145,000 (the "Purchase Price"), an increase of
                                   $3,625,000, or approximately 8%, over the Original Purchase Price. Upon receipt of such offer, the General Partners requested and received from C&W a written opinion, dated April 27, 1998 (the "C&W Opinion"). While the Purchase Price is $2,000,000 less than the Updated Appraisals, the General Partners believe that the Purchase Price is fair to the Unitholders of the Partnership and for the reasons considered in the C&W
                                   Opinion, including the favorable terms of the Purchase Agreement to the Partnership, and the "as is/where is/with all faults" nature of the Sale. The Original Purchase
                                   Agreement was amended to reflect such increase in the Original Purchase Price (the
                                   Original Purchase Agreement, as amended, the "Purchase Agreement"). The Purchase
                                   Price, reduced by the Credits, will approximate $46,455,000. See "SPECIAL
                                   FACTORS--The Purchase Agreement," "--C&W Reports" and "--C&W Opinion."

Background of the Plan ........... For the past 18 to 24 months, the General Partners have, in the ordinary course of administration of the Partnership's affairs, been considering when and how to effect the disposition of the Assets in the best interests of the Partnership and the
                                   Unitholders. Due to, among other things, improvements in the real estate capital markets, the General Partners have determined that now is an appropriate time to sell the Assets. Prior to the execution of the Purchase Agreement, the General Partners considered the advisability of several other offers made for one or more of the
                                   Assets. See "SPECIAL FACTORS--Background of Proposed Sale of the Assets."

Recommendation of the General
 Partners; Fairness of the Plan .. The General Partners have concluded that the Plan is at this time in the best interests of the Partnership and the Unitholders and recommend the approval of the
                                   Plan. The General Partners considered a number of factors in reaching their conclusion to recommend that the Unitholders approve the Plan. See "SPECIAL
                                   FACTORS--Recommendation of the General Partners; Fairness of the Plan" and "--C&W
                                   Opinion."

Security Ownership and Voting
 of the General Partners ......... As of the Record Date, neither any General Partner nor the Purchaser nor any executive officer or director of a General Partner or the Purchaser owned directly or beneficially any Units. Prudential Securities Incorporated ("PSI"), an affiliate of
                                   PB Properties, beneficially owned 180 of the outstanding Units as of April 1, 1998.
                                   PSI has advised PB Properties that it intends to vote in favor of the Plan. PSI has made no recommendation with respect to the Plan.

Certain Conflicts of Interest .... Under the terms of the Partnership Agreement, the Partnership reimburses PB
                                   Properties for expenses incurred by PB Properties in connection with the business of the Partnership. Because the Partnership has not generated sufficient cash flow from operations to make necessary building and tenant improvements to the Properties and the Related Property, PB Properties has allowed the Partnership to defer the reimbursement of certain expenses, other than printing costs. As of March 31,
                                   1998, a total of $738,000 in reimbursements had been deferred. If the Partnership continues to operate, it is uncertain when such deferred reimbursements will be repaid and PB Properties may defer additional amounts for which it is owed reimbursement. However, once the Partnership is terminated, PB Properties will incur no additional expenses on the Partnership's behalf and intends to be reimbursed for all of its deferred expenses from the proceeds of the Sale.

                                   In connection with the Plan, the Purchaser, which is affiliated with Glenborough, has entered into the Purchase Agreement with the Partnership with respect to the Sale.

                                   See "SPECIAL FACTORS--Certain Conflicts of Interest," "--The Purchase Agreement."

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The Purchase Agreement ........... Pursuant to the Purchase Agreement, the Purchaser will purchase all of the Assets for $47,145,000 in cash (based upon recent negotiations with the Purchaser, whereby the Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over the Original Purchase Price), which price, reduced by the
                                   Credits, will approximate $46,455,000. While the Purchase Price is $2,000,000 less than the Updated Appraisals, the General Partners believe that, based upon the C&W
                                   Opinion which states that the Purchase Price is fair and reasonable from a financial point of view to the Unitholders of the Partnership for the reasons considered therein, the Purchase Price is fair to and in the best interests of the Partnership and the Unitholders.

                                   See "SPECIAL FACTORS--Background of Proposed Sale of the Assets," "The Purchase
                                   Agreement" and "--C&W Reports."

Appraisals ....................... C&W prepared the Initial Appraisals based in part on the future prospects of the
                                   Properties and the Related Property in their respective markets. The Initial
                                   Appraisals indicated that the sum of the individual appraised Fair Market Values of the Properties and the Related Property, as of the dates set forth therein (i.e., May
                                   1997 (except for the Poplar Tower appraisal, which was dated October 1996)) was
                                   $43,520,000. Based upon the Updated Appraisals, dated April 1998, the sum of the individual appraised Fair Market Values of the Properties and the Related Property
                                   was $49,145,000. See "SPECIAL FACTORS--Background of Proposed Sale of the Assets,"
                                   "--C&W Reports" and "--C&W Opinion.)."

C&W Opinion ...................... On April 27, 1998, C&W delivered to the General Partners the C&W Opinion with respect to the fairness of the Purchase Price to the Unitholders of the Partnership. See
                                   "SPECIAL FACTORS--C&W Opinion."

Consummation of the
 Plan of Sale .................... The Partnership currently anticipates that the Sale will be consummated as soon as practicable after obtaining the requisite approval of the Unitholders to the Plan.
                                   Regardless of whether or not the Plan is approved, it is not anticipated that
                                   Unitholders will receive aggregate distributions, including distributions from sales of the Assets and any remaining contingency reserve, which are less than amounts originally invested in the Partnership.

No Appraisal Rights .............. Unitholders have no appraisal rights in connection with the Plan. See "SPECIAL
                                   FACTORS--No Appraisal Rights."

Federal Income
 Tax Consequences ................ Consummation of the Plan will cause the Partnership to recognize income for federal income tax purposes which income will be allocable to the Unitholders. See "SPECIAL
                                   FACTORS--Federal Income Tax Consequences of the Plan."

Final Distributions and
 Liquidation ..................... As promptly as practicable following the Sale, after payment or reserving for payment of all costs of the Sale and this Consent solicitation, the General Partners will determine the amount of funds which they believe will be sufficient to provide for the Partnership's remaining expenses and liabilities, including the costs of liquidation of the Partnership and any contingent liabilities. The balance of the
                                   Partnership's funds remaining after establishment of the contingency reserve will be distributed to Unitholders and the General Partners in accordance with the
                                   Partnership Agreement. Once all liabilities have been satisfied, the Partnership will distribute its remaining net assets and terminate.


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SELECTED HISTORICAL FINANCIAL DATA

     The following selected financial data of the Partnership for each of the last five fiscal years of the Partnership have been derived from the Partnership's financial statements audited by the Partnership's independent public accountants. The following selected financial data for the three months ended March 31, 1998 and March 31, 1997 have been derived from the Partnership's unaudited financial statements. The selected financial data set forth below should be read in conjunction with the audited financial statements and related notes thereto included in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1997 and the unaudited financial statements and notes thereto included in the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, copies of which are attached hereto as Exhibits F and G, respectively.


                                                            THREE MONTHS ENDED
                                                                 MARCH 31,
                                                            -------    -------
                                                              1998       1997
                                                            -------    -------

Total revenue .........................................     $ 1,886    $ 1,692
Provision for loss on impairment of assets ............     $  --      $  --
Gain on disposition of investments ....................     $  --      $  --
Net loss ..............................................     $  (185)   $  (253)
Net loss per Unit .....................................     $ (2.66)   $ (3.64)
Total assets ..........................................     $32,539    $33,207
Notes payable .........................................     $26,650    $26,650
Unitholders' capital ..................................     $ 4,271    $ 5,337
Unitholders' capital per Unit .........................     $ 62.08    $ 77.58
Total cash distributions ..............................     $  --      $  --



                                                                                        NOVEMBER 1
                                                                   YEAR ENDED            THROUGH          YEAR ENDED
                                                                  DECEMBER 31,          DECEMBER 31,       OCTOBER 31,
                                                          ---------------------------   -----------   -------    -------
                                                            1997     1996      1995         1994        1994      1993
                                                          -------   -------   -------     -------     -------    -------
                                                           (IN THOUSANDS EXCEPT PER UNIT AMOUNTS)

Total revenue ..........................................  $ 7,171   $ 6,414   $ 6,541     $ 1,125     $ 6,544    $ 6,841
Provision for loss on impairment of assets .............  $  --     $  --     $  --       $  --       $  --      $  (250)
Gain on disposition of investments .....................  $    82   $    33   $  --       $  --       $  --      $   338
Net loss ...............................................  $(1,144)  $(1,138)  $(1,032)    $  (122)    $  (794)   $(1,898)
Net loss per Unit ......................................  $(16.47)  $(16.38)  $(14.86)    $ (1.76)    $(11.43)   $(27.31)
Total assets ...........................................  $32,621   $33,346   $34,388     $35,737     $36,110    $37,402
Notes payable ..........................................  $26,650   $26,650   $26,621     $26,862     $26,917    $27,328
Unitholders' capital ...................................  $ 4,454   $ 5,587   $ 6,714     $ 7,736     $ 7,857    $ 8,643
Unitholders' capital per Unit ..........................  $ 64.74   $ 81.21   $ 97.59     $112.45     $114.21    $125.63
Total cash distributions ...............................  $  --     $  --     $  --       $  --       $  --      $  --

--------------------------------------------------------------------------------

                                 SPECIAL FACTORS

         The Partnership was formed in June 1984 to acquire, operate and then ultimately dispose of income-producing real estate or interests therein. It was originally anticipated that the Partnership would hold the real properties or interests therein it acquired until such time as disposition appeared advantageous from the viewpoint of the Partnership's investment objectives. Although no mandatory time frame was set forth within which such sales were anticipated to occur, it was originally anticipated that the Partnership would own such real properties and interests therein for approximately three to seven years after acquisition.

         In February 1986, the Partnership completed the offering of Units representing assignments of all the economic rights and substantially all of the ownership rights attributable to the limited partnership interests in the Partnership. A total of 68,795 Units were sold, representing gross proceeds to the Partnership of $34,397,500. Twelve years later, the Partnership now owns three office buildings and one industrial park (the "Properties"). The Partnership also holds ownership interests (the "Interests") relating to an office building complex located in Maryland (the "Related Property") (the Interests, together with the Properties, the "Assets"). The Interests consist of the following: a 93.9% general partnership interest in Montrose Office Park Joint Venture, a Maryland single purpose general partnership (the "Joint Venture") and the entity whose sole asset is the Related Property; a 99.992% general partnership interest in Montrose Office Park Limited Partnership, a Maryland limited partnership (the "Montrose Partnership") which owns a 6.1% limited partnership interest in the Joint Venture; and ownership of all of the issued and outstanding shares of common stock of Equitec Venture Corp. III, Inc., a California corporation ("EVC") which owns a 0.008% limited partnership interest in the Montrose Partnership. Thus, the Joint Venture, which owns the Related Property, is wholly owned and controlled by the Partnership both directly and through its interests in the Montrose Partnership and EVC.

         Under the terms of the Partnership Agreement, the Partnership will terminate on December 31, 2009 unless terminated sooner under the provisions thereof. For the past 18 to 24 months, the General Partners have been considering when and how to effect the disposition of the Assets in the best interests of the Partnership and the Unitholders. The General Partners believe that, given current market conditions and the other factors identified in "SPECIAL FACTORS--Recommendation of the General Partners; Fairness of the Plan" below, now is the appropriate time to sell the Assets.

BACKGROUND OF PROPOSED SALE OF THE ASSETS

         As noted above, for the past 18 to 24 months, the General Partners have, in the ordinary course of administration of the Partnership's affairs, been considering when and how to effect the disposition of the Assets in the best interests of the Partnership and the Unitholders. In the opinion of the General Partners, the ability to sell direct and indirect interests in real properties generally has been enhanced by improvements in the national real estate investment market. Pension funds, real estate investment trusts ("REITs") and other institutional buyers are now actively seeking new investment properties, as compared to the early 1990s, when there were fewer institutional buyers. The emergence of securitized mortgage financing and lower mortgage interest rates have also contributed to an improved market for direct and indirect interests such as the Properties and the Related Property, as entrepreneurial buyers who require debt financing to purchase real properties are able to borrow funds at attractive rates.

         More specifically, the General Partners believe that, with respect to the Properties and the Related Property, improvements in the real estate capital markets have enhanced the prospects for selling the Assets at attractive prices. During the early 1990s, the Properties and the Related Property experienced devaluation due to a nationwide slump in real estate values. As a result of general improvement in the real estate capital markets, the General Partners believe that now is an appropriate time to sell the Assets. See "SPECIAL FACTORS--Description of Assets" for additional information regarding the Properties and the Related Property.

         Although future economic conditions are difficult to predict, the Partnership believes that it is unlikely that continuing to hold the Assets would significantly enhance the Partnership's ultimate realization on a sale of the Assets, or that the relative economic benefits of continued ownership by the Partnership would justify the risks of such continued ownership.

         The Partnership's entire mortgage debt of $26,650,000 matured on December 9, 1997. Such debt was refinanced with Wells Fargo Bank, National Association ("Wells Fargo") in December 1996 to replace mortgage debts of the Partnership which had matured. The exceptions to the non-recourse provisions of such debt were guaranteed by Glenborough Corporation and personally by Robert Batinovich. In early December, the Partnership entered into negotiations with Wells Fargo to extend the maturity date of such debt.

         On December 9, 1997, the Partnership entered into a modification agreement with Wells Fargo pursuant to which Wells Fargo agreed to extend such maturity date until March 9, 1998, for an extension fee in the amount of approximately $33,000. Moreover, Glenborough Corporation and Mr. Batinovich renewed their guarantee with respect to such extension. At the end of February 1998, the Partnership again entered into negotiations with Wells Fargo to extend the maturity date of such debt. On March 2, 1998, the parties entered into another modification agreement pursuant to which Wells Fargo agreed to extend such maturity date until April 30, 1998, for an extension fee in the amount of approximately $16,656. On May 12, 1998, the parties entered into a third modification agreement.

to extend such maturity date until July 31, 1998, for an extension fee in the amount of approximately $33,000. Glenborough Corporation and Mr. Batinovich again renewed their guarantees with respect to such extensions.

         Moreover, in terms of expenditures, during the year ended December 31, 1997, the Partnership disbursed approximately $1,057,000, for building and tenant improvements on the Properties and the Related Property. In order to keep such real properties competitive in their respective markets, additional building and tenant improvements will be required on such real properties. Building and tenant improvements are currently budgeted at approximately $900,000 for the calendar year 1998, of which $135,000 has been incurred as of March 31, 1998. For the years 1999 through 2001, it is anticipated that an additional $800,000 in total would be required to be expended on building improvements if the Sale is not consummated.

         Under the terms of the Partnership Agreement, the Partnership reimburses PB Properties for expenses incurred by PB Properties in connection with the business of the Partnership. Because the Partnership in the past has not generated sufficient cash flow from operations to make necessary building and tenant improvements to the Properties and the Related Property, PB Properties has deferred reimbursement by the Partnership of certain general and administrative expenses (other than printing expenses) incurred by PB Properties on the Partnership's behalf. As of March 31, 1998, PB Properties has deferred approximately $738,000 of expense reimbursements. The Partnership did not incur any fees or expenses as a result of the deferral of such expense reimbursements. As of March 31, 1998, the Partnership had cash of approximately $1,548,000. PB Properties does not expect that the Partnership's cash on hand and cash generated by its operations will be sufficient to allow the Partnership to pay for necessary building and tenant improvements and pay deferred general and administrative expenses. Accordingly, if the Assets are not sold, PB Properties presently intends to continue deferring reimbursement of additional general and administrative expenses in order to provide the Partnership with enough cash to make such building and tenant improvements. There can be no assurances, however, that PB Properties will continue to defer reimbursement of such expenses.

         In addition, the Partnership has paid no cash distributions to Unitholders during its nine most recent fiscal years and, due to the matters described above, it is unlikely that the Partnership will make any cash distributions to Unitholders in the foreseeable future if the Partnership continues to hold the Assets because any cash flow generated by the Assets will be needed to make building and tenant improvements and to reimburse PB Properties for deferred and ongoing general and administrative expenses.

         The General Partners have from time to time considered the advisability of offers made for one or more of the Assets, and of offers made directly to the Unitholders for the purchase of Units. In November 1995, Hallwood Realty Partners L.P. ("Hallwood") submitted to the Partnership an unsolicited offer to purchase the Properties for $29,000,000. After engaging in preliminary discussions with Hallwood and its broker, Unger Equities, the Partnership rejected such offer because, in the opinion of the General Partners, such offer was inadequate from a financial point of view. Hallwood submitted no other offers and ceased further discussions and negotiations with the Partnership.

         In August 1996, Equity Resource Fund XIX commenced an offer to purchase directly from Unitholders up to 3,000 Units of the Partnership at a price of $25 per Unit. After examining such offer, the General Partners recommended that Unitholders reject the offer because of, among other things, its financial inadequacy. 2,930 Units were tendered pursuant to such offer by Unitholders unaffiliated with the General Partners.

         In September 1996, Perrin I, LLC and R. Molitor Ford, Sr. ("Perrin/Molitor"), through its representative, Trammell Crow Company, submitted an unsolicited offer to purchase Poplar Tower from the Partnership for $3,900,000. The Partnership and Perrin/Molitor engaged in preliminary discussions, and in March 1997, Perrin/Molitor reoffered to purchase Poplar Tower, again for $3,900,000. After engaging in further discussions with Perrin/Molitor, the Partnership rejected such offer because, in the opinion of the General Partners, such offer was inadequate from a financial point of view. Perrin/Molitor submitted no other offers and ceased further discussions and negotiations with the Partnership.

         In December 1996, Peachtree Partners commenced an offer to purchase directly from Unitholders up to four percent of the then outstanding Units of the Partnership at a price of $52 per Unit. After examining such offer, the General Partners recommended that Unitholders reject the offer because of its financial inadequacy. 1,529 Units were tendered pursuant to such offer by Unitholders unaffiliated with the General Partners.

         On April 1, 1997, the Crow Family Trust, through its representative, the Trammell Crow Company, expressed an interest in purchasing Poplar Tower for approximately $5,000,000. The Crow Family Trust, however, did not express an interest in purchasing any of the other Properties of the Partnership. Based on their business experience, the General Partners believe that in a sale of all the Assets in one transaction, unlike that proposed by the Crow Family Trust, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be. Additionally, selling all of the Assets at one time would result in lower aggregate sales costs, unlike selling the Assets piecemeal, such as contemplated by the Crow Family Trust.

         The foregoing offers or expressions of interest which were submitted to the Partnership were so submitted without any prior solicitation or active marketing by the Partnership or any broker or advisor thereof.

         Immediately thereafter, on April 4, 1997, the Purchaser, an affiliate of Glenborough, made an all-cash offer of $38 million (subject to certain credits of up to $987,000 if certain items of deferred maintenance at the Properties and the Related Property were not completed prior to the closing of such sale) to purchase all of the Properties and the Interests. PB Properties, as managing general partner of the Partnership, decided to pursue this offer rather than the Crow Family Trust offer both because of the positive attributes of the Purchaser's initial offer and the benefits of a bulk sale to the Purchaser versus isolated sales to the Crow Family Trust or other entities. See "SPECIAL FACTORS--Advantages of Plan." PB Properties advised the Purchaser that the Partnership could not respond to such an offer without first obtaining fair market value appraisals of the Properties and the Related Property. Subsequently, the Partnership retained C&W for the purpose of conducting an appraisal of each of such properties. All of such initial appraisals (the "Initial Appraisals") of the Properties and the Related Property were dated May 1997 (except the Poplar Tower property appraisal, which was dated October 1996). As discussed below, the Initial Appraisals rendered by C&W indicated that the sum of the individual Fair Market Values of the Properties and the Related Property, as of the dates of such Initial Appraisals, was $43,520,000. The General Partners relied solely on the Initial Appraisals of C&W in determining the fair market values of the Properties and the Related Property. Following completion of such Initial Appraisals, the Purchaser increased its offer price to the Original Purchase Price, or 100% of such Fair Market Values, which price, reduced by certain credits to the Purchaser approximated $42,783,000. As a result of this increased offer and such other factors as the General Partners deemed appropriate and which are described elsewhere in this Statement, the Partnership and the Purchaser entered into the Original Purchase Agreement, which agreement permitted the Partnership to entertain other offers as described under "SPECIAL FACTORS--Advantages of Plan" and "--The Purchase Agreement." See "SPECIAL FACTORS--C&W Reports."

         In April 1998, following a longer than anticipated period of time for the preparation of this Statement and in light of improvements in the real estate markets, the availability of favorable financing and the increased interest of institutional buyers in the type of properties owned by the Partnership, PB Properties determined that the Initial Appraisals may no longer be current. PB Properties so notified the Purchaser, and the Partnership again retained C&W for the purpose of conducting updated appraisals (the "Updated Appraisals") which were completed in April 1998. The Updated Appraisals indicate that the sum of the individual Fair Market Values of the Assets, as of the dates of such appraisals, was $49,145,000, an increase of $5,625,000 over the Initial Appraisals. In determining the fair market values of the Assets, the General Partners relied upon the Updated Appraisals, the C&W Opinion and the other factors as set forth in "SPECIAL FACTORS--Recommendation of the General Partners; Fairness of the Plan," "--Disadvantages of the Plan" and "--Advantages of the Plan." Upon receipt of the Updated Appraisals, PB Properties entered into negotiations with the Purchaser. Following a series of telephone conversations between such parties, the Purchaser raised its offer to $47,145,000 (the "Purchase Price"), an increase of $3,625,000, or approximately 8% over the Original Purchase Price. Such price, reduced by the Credits, will approximate $46,455,000. Upon receipt of such offer, the General Partners requested and received from C&W the C&W Opinion. While the Purchase Price is $2,000,000 less than the Updated Appraisals, the General Partners believe that, based upon the C&W Opinion which states that the Purchase Price is fair from a financial point of view to the Unitholders of the Partnership and for the reasons considered therein, the Purchase Price is fair to and in the best interests of the Partnership and the Unitholders. On April 27, 1998, the Original Purchase Agreement was amended to reflect such increase in the Original Purchase Price (the Original Purchase Agreement, as amended, the "Purchase Agreement"). See "SPECIAL FACTORS--The Purchase Agreement," "--C&W Reports" and "--C&W Opinion."

         Prior to entering into the Original Purchase Agreement on behalf of the Partnership, the General Partners additionally considered conducting a public auction to sell all of the Assets. The General Partners rejected this alternative, however, because they believed that conducting a public auction would require the incurrence of certain auction-related expenses (including, but not limited to, payment of a fee to an auction agent, expenditures to gather and reproduce due diligence materials, costs of commissioning environmental and engineering reports and certain refinancing costs and legal fees) that the Partnership will be able to avoid by proceeding with the Plan. Moreover, the General Partners believe that, because the Sale likely will be consummated more rapidly than sales pursuant to a public auction could have been consummated, certain Partnership overhead costs will be avoided as well.

         On October 10, 1997, Smithtown Bay, LLC ("Smithtown") contacted the Partnership to communicate its intention to offer to purchase from Unitholders up to 3,330 Units for a cash price of $70 per Unit. On October 20, 1997, after discussions between Smithtown and the Partnership, Smithtown increased its previous offer to $125 per Unit. The expiration date of such offer was extended to no later than December 30, 1997. On April 30, 1998, Smithtown again contacted the Partnership to communicate its intention to offer to purchase from Unitholders up to 1,550 Units for a cash price of $150 per Unit. Such offer will expire no later than June 3, 1998. After examining each of the offers, the General Partners recommended that Unitholders reject the offers because of their financial inadequacy. As of May 27, 1998, 2,059 Units were acquired by Smithtown pursuant to such offers from Unitholders unaffiliated with the General Partners.

         On April 6, 1998, Madison Partnership Liquidity Investors 54, LLC ("Madison"), through its affiliate, Madison Avenue Capital Group, LLC, contacted the Partnership to communicate its intention to offer to purchase from Unitholders their Units for a cash price of $130 per Unit. On April 20, 1998, Madison extended the expiration date of such offer to May 22, 1998. After examining such offer, the General Partners recommended that Unitholders reject the offer because of its financial inadequacy. As of May 27, 1998, 1,306 Units had been acquired pursuant to such offer from Unitholders unaffiliated with the General Partners.

         A sale of all or substantially all of the assets of the Partnership requires the consent of the Unitholders. Neither the Partnership Agreement nor California law requires that Unitholders vote on the sale of any one of the Assets or on the actual terms of specific sales. If the Plan is approved, the Sale will take place as promptly as is practicable, as described below under "SPECIAL FACTORS--Closing of the Sale."

CERTAIN CONFLICTS OF INTEREST

         Certain interests of both PB Properties and Glenborough in the Plan may be viewed as conflicting with the interests of unaffiliated Unitholders.

         Under the terms of the Partnership Agreement, the Partnership reimburses PB Properties for expenses incurred by PB Properties in connection with the business of the Partnership. Because the Partnership has not generated sufficient cash flow from operations to make necessary building and tenant improvements to the Properties and the Related Property, PB Properties has allowed the Partnership to defer the reimbursement of certain expenses, other than printing costs. As of March 31, 1998, a total of $738,000 in reimbursements had been deferred. If the Partnership continues to operate, it is uncertain if or when such deferred reimbursements will be repaid, or if PB Properties will continue to defer any amounts, including additional amounts, for which it is owed reimbursement. However, once the Partnership is terminated, PB Properties will incur no additional expenses on the Partnership's behalf and intends to receive all of the deferred expense reimbursement from the proceeds of the Sale. In order to repay PB Properties, the proceeds from the Sale will be reduced by the amount of such deferred expense reimbursement. Such reduction will consequently result in a reduction in the total liquidating distributions per Unit. Accordingly, PB Properties' interest in being repaid in full pursuant to the Plan may be deemed to conflict with the Unitholders' interest in maximizing the value of their investment.

         As noted elsewhere in this Statement, each of the General Partners recommends approval of the Plan. In connection with the Plan, the Purchaser, an affiliate of Glenborough, has entered into the Purchase Agreement with the Partnership to purchase all of the Assets. If, in the opinion of PB Properties as managing general partner of the Partnership and acting on behalf of the Partnership, no alternative offer for any of the Assets is rendered which is superior to the terms of the Purchase Agreement, or unless certain fiduciary duties so require, then the Partnership will sell all of the Assets to the Purchaser if the Plan receives the requisite Unitholder approval. Accordingly, in light of its affiliation with the Purchaser, Glenborough may be deemed to have a conflict of interest in approving the Plan. See "SPECIAL FACTORS--The Purchase Agreement."

THE PURCHASE AGREEMENT

         Pursuant to the Purchase Agreement, the Purchaser agreed to purchase all of the Assets for $47,145,000 in cash (which is close to the Fair Market Value of the Assets and is based upon recent negotiations with the Purchaser whereby the Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over the Original Purchase Price, and upon the C&W Opinion), which price, reduced by the Credits, will approximate $46,455,000. The Purchase Agreement may be terminated by the Partnership if, prior to the closing date of the Sale (the "Closing Date"), it receives a superior offer for the purchase of the Assets from a bona fide third party. The Purchase Agreement prohibits the Partnership from actively seeking a superior offer unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to do so.

         The Purchaser's obligations under the Purchase Agreement with respect to the Properties and the Related Property to which the Interests relate are not contingent on physical inspection, environmental review, engineering and structural analysis, seismic evaluation, lease review, survey, lender estoppels, beneficiary statements or receipt of financing. Furthermore, the Purchase Agreement does not require the Partnership to provide due diligence materials such as copies of leases, rent rolls, delinquency reports (if any), loan documents, permits, surveys, operating budgets, historical operating statements, tax and other invoices, service contracts, environmental reports, engineering reports, construction plans and other materials. Because an affiliate of Glenborough manages the Properties and the Related Property, the Purchaser, which is affiliated with Glenborough, already has access to all of this information. The Purchase Agreement additionally does not require either the Partnership or PB Properties to make many of the representations, warranties or covenants that are routinely made in sales to third parties, such as with respect to title matters including adverse claimants, physical defects, compliance with laws, absence of regulatory proceedings, adequacy of utilities, environmental matters, accuracy of rent roll, enforceability of leases, tenant delinquencies, landlord defaults, contracts for improvements, and absence of litigation. The Purchase Agreement does require the Partnership to represent and warrant, in summary, that (i) the Partnership entity was property formed under California law and is qualified to transact business in California; (ii) the Partnership and the individuals signing the Purchase Agreement on behalf of the Partnership are authorized to execute and deliver the Purchase Agreement, and the Partnership is authorized to perform its obligations under the Purchase Agreement; (iii) the Purchase Agreement is an enforceable document; (iv) the Partnership is not subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding; (v) the Purchase Agreement does not conflict with or violate the organizational documents of the Partnership, the Joint Venture, the Montrose Partnership or EVC, applicable law, or any agreement or other instrument or obligation to which the Partnership is a party; (vi) the Partnership is not a "foreign person" under applicable tax law so as to require a withholding of a portion of the purchase price by the Purchaser; and (vii) the Interests are not subject to any liens, encumbrances or claims of creditors other than restrictions on transfer, if any, arising out of federal and state securities laws. The Purchaser's obligations under the Purchase Agreement are conditioned upon the truth and accuracy of the Partnership's representations and warranties as of the date of the Purchase Agreement and the continued truth and accuracy thereof as of the Closing Date. If the Purchaser terminates the Purchase Agreement as a result of the Partnership's representations or warranties being materially false or inaccurate, then the Partnership will be liable to the Purchaser for any actual title, escrow and legal fees incurred by Purchaser up to a maximum of $15,000. Moreover, no disclosure is required to be made either by the Partnership or the General Partner with respect to, if any, physical defects, lease defaults, litigation or contracts for work in progress, among others. Finally, the Purchase Agreement does not contemplate requiring the Partnership to obtain tenant estoppel certificates, or necessitating the Partnership to pay any brokerage commission with respect to the Sale.

         Under the Purchase Agreement, the conditions precedent to the Purchaser's obligation to acquire the Assets are that (i) a title policy shall have been issued at closing for each Property showing title to such insured Property vested in the Purchaser, subject to certain exceptions; (ii) either the Partnership shall have completed certain items of deferred maintenance at the Properties and the Related Property, or the purchase price to be paid by the Purchaser for the Assets shall be reduced by the Credits; (iii) no stay, order, judgment or decree shall enjoin, materially restrain or prohibit consummation of the Sale of the Assets; (iv) all material authorizations, consents, permits and approvals of governmental entities required for the consummation of the Sale of the Assets shall have been obtained; and (v) the Partnership shall have delivered into escrow certain evidences of ownership of the Assets and certain other related documents as set forth in the Purchase Agreement. The Purchase Agreement also contemplates typical closing adjustments and prorations with respect to the Properties and the Related Property which will result in an adjustment to the purchase price for the Assets in favor of either the Purchaser or the Partnership based upon the difference between (i) rents collected by the Partnership prior to the closing which relate to the period after the Closing Date, if any, and certain nondelinquent unpaid taxes and expenses incurred by the Partnership with respect to the Properties and the Related Property relating to the period prior to the Closing Date, if any, and (ii) any such expenses and taxes which have been prepaid by the Partnership and relate to the period after the Closing Date, if any. These closing adjustments and prorations cannot be quantified until the Closing Date.

         The Purchase Agreement requires the Partnership to make certain representations and warranties with respect to, among other things, its due organization and authorization to sell the Assets, and with respect to its tax status. The Purchase Agreement expressly states that each Property is being sold and conveyed to the Purchaser "AS IS, WHERE IS, WITH ALL FAULTS." With respect to indemnification, the Purchaser has agreed to indemnify the Unitholders, the Partnership and certain of its affiliates with respect to certain claims, demands, liabilities, costs, expenses, penalties, damages and losses resulting from or arising out of, among other things, (i) the Purchaser's inspection of the Properties and the Related Property prior to or on the Closing Date; (ii) the Partnership's operation of the Properties and the Related Property prior to or on the Closing Date; and (iii) certain other acts or omissions of the Partnership.

         With respect to the Interests, the Purchase Agreement requires the Purchaser to purchase all of the Partnership's interest in each of the Joint Venture, the Montrose Partnership and EVC. The Purchase Agreement contains few representations and warranties by the Partnership with respect to the Interests, requiring general representations and warranties with respect to due organization and authorization, the absence of transfer restrictions or claims of creditors with respect to the Interests.

         The Purchaser has agreed to keep its offer open until no later than July 31, 1998. The Partnership cannot sell any of the Assets to the Purchaser unless the Plan receives the requisite Unitholder approval.

         At the present time, the Purchaser intends to fulfill its obligation under the Purchase Agreement through the use of cash on hand and/or proceeds from GLB's $50 million secured line of credit with Wells Fargo. The line of credit bears interest at an annual rate equal to LIBOR plus 1.75%, and is payable in monthly installments of interest only. If Wells Fargo terminates the line of credit (other than by reason of GLB's default thereunder), at GLB's option, any remaining balance thereunder will be converted to a 10-year term loan, bearing interest at a fixed rate equal to 275 basis points over the then 10-year treasury rate, with a 10-year amortization schedule. GLB intends to repay any such borrowing through the proceeds of future unsecured borrowings, either from a commercial bank or the issuance of public debt, or the proceeds of a public offering of capital stock.

CLOSING OF THE SALE

         It is anticipated that the Sale will be consummated as soon as practicable following receipt of Unitholder approval of the Plan.

         For a general discussion of the tax consequences from the Sale, see "SPECIAL FACTORS--Federal Income Tax Consequences of the Plan."

DESCRIPTION OF ASSETS

         As of March 31, 1998, the Partnership owned the following properties, except for the Related Property (i.e., Montrose Office Park, with respect to which the Partnership holds the Interests):

                                                                                                        EFFECTIVE
                                                                                                         AVERAGE
                                                                                       NET            ANNUAL RENTAL
                                          PERCENTAGE                                RENTABLE            RATE PER
                                           LEASED AT             LAND                SQUARE            SQUARE FOOT
LOCATION AND TYPE                        MARCH 31, 1998        (IN ACRES)            FOOTAGE      AT DECEMBER 31, 1997
-----------------                        --------------        ----------           --------      --------------------
Poplar Tower .........................        87                  3.95               100,901             $11.52
 Memphis, TN
 Office building

Montrose Office Park .................        99                 18.42               186,680              15.91
 Rockville, MD
 Office building complex

Totem Valley Business Center .........        99                 10.40               121,645               6.46
 Kirkland, WA
 Industrial park

Gateway Plaza ........................        93                   .87                50,558              17.42
 Sacramento, CA
 Office building

Park Plaza ...........................        94                  1.37                70,113              12.62
 Sacramento, CA                                                  -----               -------
 Office building
                                                                 35.01               529,897
                                                                 =====               =======


In May 1993, the Partnership and the first mortgage holder of the 399 Market Street property entered into an agreement related to a deed-in-lieu of foreclosure with regard to the property, and the Partnership delivered title to the property to the mortgage holder. Ashby Industrial Center was sold on August 8, 1992 and one of the buildings comprising Totem Valley Business Center was sold on September 16, 1991.

C&W REPORTS

         C&W is a national commercial real estate company which provides a broad array of services to its domestic and international clients. C&W and its affiliates have offices nationwide covering most of the major real estate markets, including the markets in which the Properties and the Related Property are located. For these reasons, and because C&W has performed appraisal services for PB Properties in the past (including with respect to other partnerships in which PB Properties is a general partner), C&W was selected by PB Properties on behalf of the Partnership to appraise the Properties and the Related Property. The Partnership neither provided instructions to C&W regarding C&W's investigation in connection with the Initial Appraisals and the Updated Appraisals nor limited the scope thereof in any manner.

         In appraising such properties, C&W and/or its affiliates estimated the market value of a leased fee interest in each of such real properties, disregarding existing financing, which market value was set forth in the individual Initial Appraisals and Updated Appraisals provided to the Partnership by C&W and completed in April 1998 (the "Valuation Dates") for each of such real properties. The date of valuation for each Property and the Related Property was the date of inspection. The Initial Appraisals and the Updated Appraisals were prepared in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and the Code of Ethics of the Appraisal Institute. The appraisal fee for the Initial Appraisals was approximately $33,000 and the appraisal fee for the Updated Appraisals was approximately $18,000, which fee payments were not conditioned on the successful sale of all or any of the Assets.

         As set forth in the Initial Appraisals as of the respective Valuation Dates, the individual appraised values of the Properties and the Related Property were as follows: Poplar Towers Office Building, $5,000,000; Montrose Office Park, $20,400,000; Totem Valley Business Center, $7,200,000; Gateway Plaza, $4,250,000; and Park Plaza, $6,670,000. Accordingly, the sum of the individual appraised values of the Properties and the Related Property as set forth in the Initial Appraisals as of the Valuation Dates was $43,520,000. C&W made no other recommendations or conclusions in connection with the Initial Appraisals.

         As set forth in the Updated Appraisals as of the respective Valuation Dates, the individual Appraised Values of the Properties and the Related Property are as follows: Poplar Towers Office Building, $5,900,000; Montrose Office Park, $24,000,000; Totem Valley Business Center, $7,500,000; Gateway Plaza, $4,800,000; and Park Plaza, $6,945,000. Accordingly, the sum of the individual Appraised Values of the Properties and the related Property as set forth in the Updated Appraisals as of the Valuation Dates was $49,145,000. C&W made no other recommendations or conclusions in connection with the Updated Appraisals.

         In each of the Initial Appraisals except for the Poplar Towers Office Building, C&W used the Sales Comparison Approach and the Income Approach (as such terms are used in the applicable Initial Appraisals) to develop a market value estimate for each Property and the Related Property. Unlike with respect to the other Initial Appraisals, the Poplar Towers Office Building was appraised in November 1995, at which time C&W utilized the Sales Comparison Approach and the Income Approach, and delivered its results in a summary appraisal report. In October 1996, C&W was provided with updated rent roll and operating expense data, prepared a limited appraisal (Income Approach only) and delivered same in a restricted appraisal report (as such term is set forth in the Uniform Standards of Professional Appraisal Practice). Such property was not reinspected during the October 1996 appraisal. In reaching their fairness determinations, each of the General Partners utilized the fair market value set forth in the October 1996 Initial Appraisal (i.e., the more recent appraisal). In the Updated Appraisals, C&W relied on the Income Approach and the Sales Comparison Approach in the instance of the Poplar Tower Office Building, the Totem Valley Business Center and the Montrose Office Park; the Income Approach was used solely in the instance of Gateway Plaza and Park Plaza.

         C&W estimated value by means of the Sales Comparison Approach by comparing the Property or Related Property being appraised with similar, recently sold properties in the surrounding or competing area. Inherent in this approach is the principle of substitution, which holds that when a property is replaceable in the market, its value tends to be set at the cost of acquiring an equally desirable substitute property, assuming that no costly delay is encountered in making the substitution. In using the Sales Comparison Approach, C&W took the following steps: (i) researched recent, relevant property sales and current offerings through the competitive area; (ii) selected and analyzed properties that were similar to the Property or Related Property being appraised, considering changes in economic conditions that may have occurred between the sale date and the date of value, and other physical, functional or locational factors; (iii) identified sales that included favorable financing and calculated the cash equivalent price; (iv) reduced the sale process to a common unit of comparison such as price per square foot of net rentable area, effective gross income multiplier, and overall capitalization rate; (v) made appropriate comparative adjustments to the prices of the comparable properties to relate them to the Property or Related Property being appraised; and (vi) interpreted the adjusted sales data and drew a value conclusion.

         The Income Approach is a method of converting the anticipated economic benefits of owning property into a value estimate through capitalization. The principle of "anticipation" underlies this approach in that investors recognize the relationship between an asset's income and its value. In order to value the anticipated economic benefits of a particular property, potential income and expenses must be estimated, and the most appropriate capitalization method must be selected. In developing the Income Approach, C&W: (i) studied rents in effect at the Property or Related Property being appraised and at competing property to estimate potential rental income at market levels; (ii) estimated income from sources other than office rentals; (iii) studied the recent history of operating expenses at the Property or Related Property being appraised and at competing properties to estimate an appropriate level of stabilized expenses and reserves for replacement; (iv) estimated net operating income by subtracting stabilized expenses from potential gross income; and (v) capitalized stabilized net operating income into an indication of value.

         The Initial Appraisals and the Updated Appraisals were made subject to certain assumptions affecting valuation, including assumptions (i) that the operating statements and rent rolls provided by the various property managers were accurate; (ii) of the responsible ownership and competent management of the Property and the Related Property; (iii) that title to the Property and Related Property is good and marketable and that the Property and the Related Property is free and clear of all liens unless otherwise stated in the Initial Appraisals and the Updated Appraisals; (iv) of the absence of hidden or unapparent conditions of the Property or Related Property, subsoil or structures that render the Property and Related Property more or less valuable; (v) that all applicable federal, state and local zoning and environmental regulations and laws have been fully complied with, unless noncompliance is stated, defined and considered in the Initial Appraisals and the Updated Appraisals; and (vi) that all required licenses, certificates of occupancy and other governmental consents have been or can be obtained and renewed for any use on which the value estimate contained in the Initial Appraisals and the Updated Appraisals are based.

         Each of the Initial Appraisals and the Updated Appraisals is only an estimate of value, as of the specific date stated in such appraisal, and is subject to the assumptions and limiting conditions stated in such appraisal. As an opinion, it is not a measure of realizable value and may not reflect the amount which would be received if the real property that is the subject of such appraisal was sold. Reference should be made to the entire appraisal for each such real property. Copies of the Initial Appraisals and the Updated Appraisals shall be made available for inspection and copying at the principal office address of the Partnership set forth in "SUMMARY--The Partnership" during regular business hours by any Unitholder (or a representative designated for such purpose). Such copies may also be obtained at the reasonable cost of document reproduction upon written request by any Unitholder (or a representative designated for such purpose) to the Partnership at such principal office address.

C&W OPINION

         The Partnership retained C&W on April 15, 1998 to examine the proposed sale of the Property and the Interests and to render an opinion to the General Partners, as to the fairness, from a financial point of view, of the consideration to be received by the Unitholders of the Partnership in connection with the Sale.

         C&W is an international real estate services company that provides a wide range of brokerage, property management, valuation and advisory services. C&W was selected by the General Partners to provide its services based upon C&W's qualifications, expertise and reputation, as well as its previous performance in providing valuation and advisory services with respect to other partnerships sponsored by the General Partners or its affiliates, and upon the fact that C&W's subsidiaries had provided appraisal services involving the Properties and the Related Property. The Partnership imposed no conditions or limitations on the scope of C&W's investigation or the methods and procedures to be followed in rendering the C&W Opinion, nor did it give C&W any instructions regarding how to render the C&W Opinion.

         On April 27, 1998, C&W delivered to the General Partners the C&W Opinion which states that as of such date, the Transactions and the consideration to be received by the Unitholders of the Partnership in connection with the Sale are fair to the Unitholders of the Partnership from a financial point of view. The decision to enter into the Sale, however, was made by the General Partners.

         The C&W Opinion, a copy of which is attached as Exhibit E hereto, sets forth assumptions made, matters considered, and limits on a review undertaken by C&W. Unitholders are urged to read the C&W Opinion in its entirety. The C&W Opinion, which is directed only to the Sale, was for the information of the General Partners and does not constitute a recommendation to any Unitholder. This summary of the C&W Opinion is qualified in its entirety by reference to the full text of such C&W Opinion.

         For purposes of the C&W Opinion, C&W: (i) interviewed management of the Partnership regarding the negotiation process leading to the Purchase Agreement;
(ii) reviewed the Purchase Agreement; (iii) reviewed the original private placement memorandum for the Partnership and amendments thereto; (iv) reviewed the Partnership's Annual Reports on Form 10-K for the fiscal years 1988 through 1997; (v) reviewed the solicitation materials submitted to the SEC by the Partnership, SEC comment letters addressed to the Partnership, and the Partnership's responses to such letters; (vi) reviewed limited and dated environmental, engineering and ADA compliance reports to the extent available;
(vii) reviewed the 5-year capital budget; (viii) reviewed appraisal reports prepared by various C&W subsidiaries on the Assets that are the subject of the Purchase Agreement; (ix) reviewed the recommendation and statement of fairness of the General Partners which included an enumeration of the factors considered in arriving at the recommendation and a detailing of the advantages and disadvantages of the Sale; (x) considered the $2,000,000 purchase price reduction from the Fair Market Value of the Property and Related Property in light of alternatives available to the Partnership, including holding the Assets and selling them at some time in the future or marketing the Assets either directly or through a third party; (xi) considered the fact that a single purchaser other than the Purchaser would likely not be found given the nature of the Assets and the geographic dispersion of the portfolio; (xii) considered the time value of money in light of the delay that would occur if the Assets were to be actively marketed; (xiii) considered the favorable terms of the Purchase Agreement to the Partnership and the "as is/where is/with all faults" nature of the Sale; and (xiv) considered such other factors as C&W deemed appropriate.

         In connection with its review, C&W assumed and relied upon, without independent verification, the accuracy and completeness of the information supplied or otherwise made available to C&W by the Partnership for the purposes of the C&W Opinion. The C&W Opinion is necessarily based on economic, market and other conditions as in effect on and information made available to us as of the date of the C&W Opinion. Events occurring after that date could materially effect the assumptions and conclusions contained in the C&W Opinion.

          C&W will receive a fee for the preparation and rendering of the C&W Opinion in the amount of $75,000. C&W subsidiaries also provided appraisal services to the Partnership and have received $51,000 for the Initial Appraisals and Updated Appraisals and have informed the General Partner such fees do not constitute a significant portion of its revenues.

USE OF PROCEEDS AND CASH DISTRIBUTIONS

         The following table sets forth the anticipated application of the proceeds from the Sale. The amount available for distribution to Unitholders shown below assumes that all of the Assets are sold to the Purchaser for the price and subject to the other terms and conditions (including a possible reduction in such price due to the Credits) contained in the Purchase Agreement.

         As promptly as practicable following the Sale, the General Partners will determine the amount of assets that they believe will be sufficient to provide for the Partnership's contingent liabilities, if any. The remainder of the Partnership's cash will be distributed to the Unitholders and the General Partners, in accordance with the Partnership Agreement, in an initial liquidating distribution. Once all contingent obligations have been satisfied, the Partnership will distribute its remaining net assets, if any, and dissolve.

         The Partnership estimates that the total distribution to the Unitholders will be approximately $274 per Unit. This estimate is based on the following factors and other assumptions as of March 31, 1998, and assuming a closing as of June 30, 1998 and a liquidation of the Partnership by September 30, 1998. HOWEVER, THERE CAN BE NO ASSURANCES AS TO THE ACTUAL AMOUNTS DISTRIBUTED, OR AS TO THE AMOUNTS SET FORTH BELOW. ACTUAL AMOUNTS MAY VARY MATERIALLY FROM THESE FIGURES.

         In accordance with the Partnership Agreement, the initial and any subsequent liquidating distributions will be distributed in proportion to, and to the extent of, the positive capital account balances of the Unitholders and the General Partners.

Gross Purchase Price .........................................................                         $47,145,000
Certain Credits Due to GRTI as of March 31, 1998 .............................                            (690,000)
                                                                                                       -----------
  Subtotal ...................................................................                          46,455,000
Less: Note Payable on Properties and the Related Property ....................                         (26,650,000)
Less: Expenses of Sale and Liquidation .......................................      (1,068,000)(1)
Reduced by Expenses Incurred through March 31, 1998 ..........................         542,000            (526,000)
                                                                                    ----------

Less: Current Liabilities in Excess of Current Assets ........................                            (252,000)(2)
                                                                                                       -----------
Net Distributable Amount .....................................................                          19,027,000 (3)
Less: Distributions to General Partners ......................................                            (150,000)
                                                                                                       -----------
Distributions to Unitholders .................................................                         $18,877,000
                                                                                                       ===========
Distributions to Unitholders per Unit ........................................                         $       274
                                                                                                       ===========

----------

(1) Sale and liquidation expenses of the Partnership have been estimated by the General Partners to be the following approximate amounts: filing ($10,000); legal ($250,000); fairness opinion ($75,000); appraisals ($18,000);
     accounting and tax services ($35,000); solicitation ($15,000); printing and postage ($150,000); closing ($215,000); and liquidation-related ($300,000). The liquidation-related expenses include refinancing costs for the mortgage loan ($50,000); accounting and tax services ($45,000); printing and postage ($20,000); legal ($50,000); and other general and administrative expenses ($135,000). The Purchaser anticipates incurring and paying approximately $95,000 of additional closing expenses.

(2) Estimated based upon assets and liabilities as of March 31, 1998. The estimate of the liabilities includes $738,000 in reimbursements due to PB Properties which have been deferred by the Partnership.

(3) Of this amount, the General Partners initially will withhold up to $1 million (approximately $15 per Unit) as a reserve against future liabilities and unforeseen contingent obligations of the Partnership.

         On the date of liquidation, liquidating distributions shall be made to each Unitholder that is a beneficial owner of Units.

RECOMMENDATION OF THE GENERAL PARTNERS; FAIRNESS OF THE PLAN

         The General Partners and the Purchaser believe that the advantages of consummating the Sale at this time exceed any disadvantages and therefore the General Partners recommend that the Unitholders approve the Plan.

         In reaching their conclusion to recommend that the Unitholders approve the Plan, the General Partners and the Purchaser considered a number of factors, including, but not limited to, the following:

          (i) The fact that the Partnership's $26,650,000 mortgage debt matured on December 9, 1997, and the maturity date of such debt has been extended only until July 31, 1998;

          (ii) The fact that the Purchase Price under the Purchase Agreement is $47,145,000 and is based upon recent negotiations with the Purchaser whereby the Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over the Original Purchase Price and an approximately 62.5% increase over the amount of the unsolicited Hallwood offer. While the Purchase Price is $2,000,000 less than the Updated Appraisals, the General Partners believe that, based upon the C&W Opinion which states that the Purchase Price is fair and reasonable from a financial point of view to the Partnership and the Unitholders for the reasons considered therein, the Purchase Price is fair to and in the best interests of the Partnership and the Unitholders.

          (iii) The General Partners' belief that in a sale of all the Assets in one transaction, such as pursuant to the Plan, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be;

          (iv) The General Partners' belief that because the Purchaser is an affiliate of Glenborough, there is a greater certainty of closing;

          (v) The fact that selling the Assets at one time would result in lower aggregate sales costs than selling the Assets piecemeal;

          (vi) The fact that no brokerage commissions are required to be paid by the Partnership in connection with the Sale;

          (vii) The fact that the Purchaser's obligations under the Purchase Agreement with respect to the Properties and the Related Property to which the Interests relate are not contingent on physical inspection, environmental review, engineering and structural analysis, seismic evaluation, lease review survey, lender estoppels, beneficiary statements or receipt of financing;

          (viii) The terms and conditions of the Purchase Agreement which provide that, among other things, (a) the Purchase Agreement may be terminated by the Partnership if, prior to the Closing Date, the Partnership receives a superior offer for the purchase of the Assets from a bona fide third party, (b) the Partnership may negotiate in good faith in the event that it receives an unsolicited superior offer, (c) the Partnership and PB Properties make only a few of the representations, warranties and covenants that are routinely made in sales to third parties and (d) the Property and the Related Property are being sold and conveyed to the Purchaser "AS IS, WHERE IS, WITH ALL FAULTS";

          (ix) The recent general improvement in the occupancies and revenues of the Assets, which the General Partners believe enhances their salability;

          (x) The fact that retaining the Assets will continue to subject the Partnership to the risks inherent in the direct or indirect ownership of rental property, such as fluctuations in occupancy rates and operating expenses and rental rates (which in turn may be affected by general and local economic conditions), the supply and demand for properties of the type directly or indirectly owned by the Partnership, increased competition and federal and local laws and regulations affecting the ownership and operation of real estate;

          (xi) The General Partners' belief that it would be advantageous to sell the Assets now before further aging and wear in the ordinary course occurs at the Properties and the Related Property, thereby requiring substantially increased expenditures for repairs and refurbishment;

          (xii) The fact that the Sale will provide liquidity to the Unitholders;

          (xiii) The fact that the Partnership has not made any cash distributions to Unitholders since 1988;

          (xiv) The remote possibility of a resumption of distributions; and

          (xv) The fact that the Assets have now been held beyond their originally anticipated holding periods.

         The General Partners also considered the following potential risks relating to the Plan: (i) by selling at this time, the Partnership would not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly increase the sales prices of the Assets; and (ii) pursuant to the Purchase Agreement, although the Partnership is permitted to accept better offers, it is not permitted to actively market the Assets or solicit better offers (unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law requires it to do so), so that the purchase price of the Sale may be less than the Partnership may be able to obtain with an active public marketing of the Assets. Moreover, the General Partners considered certain potential conflicts of interest of PB Properties and Glenborough, as described under "SPECIAL FACTORS--Certain Conflicts of Interest," and their effect on the unaffiliated Unitholders. However, the General Partners did not believe such potential conflicts of interest adversely affected the procedural or substantive fairness of the Plan to the unaffiliated Unitholders because the General Partners believed the Plan represented the best price available for the Assets, the negotiation of the Purchase Agreement was undertaken on an arm's length basis by PB Properties, which retained its own independent legal counsel, the consent of Unitholders holding a majority of the outstanding Units is required to approve the Sale, and the Purchase Agreement contained the provisions described above. The General Partners believed, however, that these potential risks and conflicts were outweighed by the potential benefits to be realized from the Plan.

         Each of the General Partners (of which only PB Properties, whose principals are identified in "IDENTITY AND BACKGROUND OF CERTAIN PERSONS--PB Properties--Officers and Directors," is not affiliated with the Purchaser) and the Purchaser met separately to consider the fairness of the Plan, and each of the General Partners and the Purchaser determined, by a unanimous vote of its directors (except that Robert Batinovich, acting in his individual capacity as General Partner, reached such determination individually) and after considering the factors listed herein and above in "SPECIAL FACTORS--Background of Proposed Sale of the Assets" and "--Recommendation of the General Partners; Fairness of the Plan," that the Plan, including the transactions contemplated thereby, would serve the best interests of the Partnership and the Unitholders by maximizing the proceeds from a disposition of the Assets and, consequently, the per Unit liquidating distributions to the Unitholders and is fair to all Unitholders, both affiliated and unaffiliated. Thereafter, pursuant to Article V, Section 1 of the Partnership Agreement, the Investment Committee (which consists of three officers of PB Properties and three officers of Glenborough) unanimously approved the Plan, including the transactions contemplated thereby.

         The foregoing discussion of the information and factors considered by the General Partners is not intended to be exhaustive, and such were considered collectively by the General Partners in connection with their review of the Plan and the transactions contemplated thereby. In view of the variety of factors considered in connection with their evaluation of the Plan, the General Partners did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their determination. In addition, each General Partner may have given different weights to different factors.

         The Partnership did not establish a committee of independent partners to consider the fairness of the Plan to Unitholders. Notwithstanding the absence of such a committee, the General Partners believe that the manner in which the Plan was considered by the Partnership was procedurally fair to the Unitholders. Among other things, the negotiation of the Purchase Agreement was undertaken on an arm's length basis by PB Properties which retained its own independent legal counsel, and the consent of Unitholders holding a majority of the outstanding Units is required to approve the Sale.

DISADVANTAGES OF PLAN

         The primary disadvantage of the Sale at this time is that the Partnership would not benefit from possible further improvements in economic and market conditions which might produce increased cash flow and possibly increase the sales prices of the Assets. Another disadvantage is that, pursuant to the Purchase Agreement, although the Partnership is permitted to accept better offers, it is not permitted to actively market the Assets or solicit better offers. Thus, it is possible that the price being received by the Partnership from the Purchaser via the Sale may be less than the Partnership may be able to obtain with an active public marketing of the Assets.

ADVANTAGES OF PLAN

         The General Partners have arrived at their recommendations based on the following factors, in addition to those factors listed above in "SPECIAL FACTORS --Background of Proposed Sale of the Assets" and --Recommendation of the General Partners; Fairness of the Plan" and not listed below:

         Negotiated Purchase Price. The Purchase Price of the Assets under the Purchase Agreement was negotiated at arm's length and was based upon the sum of the individual appraised fair market values of the Properties and the Related Property, upon the C&W Opinion and upon recent negotiations with the Purchaser whereby the Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over the Original Purchase Price and an approximately 62.5% increase over the amount of the unsolicited Hallwood offer. See "SPECIAL FACTORS--Background of Proposed Sale of the Assets."

         Benefits of Bulk Sale. Based on their business experience, the General Partners believe that in a sale of all the Assets in one transaction such as pursuant to the Plan, negotiations (including those relating to price) generally yield greater net proceeds available for distribution than negotiations conducted on a property-by-property or asset-by-asset basis, as the case may be.

         Certainty of Price. The purchase price for the Assets under the Purchase Agreement is subject to reduction only for items of deferred maintenance. Thus, unlike other property sales situations in which the purchase price could decrease as a result of due diligence uncertainties and other contingencies, there is no risk of continuing price negotiations with respect to the Sale.

         Reduction of Administrative and Sales Costs. Selling all of the Assets at one time and completing the liquidation and dissolution of the Partnership in 1998 would eliminate the need for the Partnership to incur ongoing administrative and other expenses of continuing to operate the Partnership during an extended sales period. Additionally, selling all of the Assets at one time would result in lower aggregate sales costs, unlike selling the Assets piecemeal (such as would have occurred had the Partnership accepted either the unsolicited Perrin/Molitor offer or Crow Family Trust offer). See "SPECIAL FACTORS--Background of Proposed Sale of the Assets."

         Elimination of Need for Brokerage Commissions. No brokerage commissions are required to be paid by the Partnership in connection with the Sale.

         Improved Occupancies and Revenues. General improvement in the occupancies and revenues of the Assets has occurred recently, which the General Partners believe enhances their salability.

         Risks of Continued Ownership. Retaining the Assets will continue to subject the Partnership to the risks inherent in the direct or indirect ownership of rental property, such as fluctuations in occupancy rates, operating expenses and rental rates (which in turn may be affected by general and local economic conditions), the supply and demand for properties of the type directly or indirectly owned by the Partnership, increased competition and federal and local laws and regulations affecting the ownership and operation of real estate.

         The Condition of the Properties and the Related Property. The General Partners believe that it would be advantageous to sell the Assets now before further aging and wear in the ordinary course occurs at the Properties and the Related Property, thereby requiring substantially increased expenditures for repairs and refurbishment.

         The Partnership's Original Objectives and Policies. The Sale of the Assets at this time is compatible with the Partnership's originally anticipated holding period.

         Liquidity. The Sale will provide liquidity to the Unitholders. At present, there is no established public trading market for the Partnership's Units, and one is not expected to develop in the future. Liquidity has been limited to sporadic sales which have occurred within an informal secondary market. See "MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS--Secondary and Market Prices for Units."

         The Terms of the Purchase Agreement. See "SPECIAL FACTORS--The Purchase Agreement."

         In reaching a determination that the Plan is fair to all Unitholders, each of the General Partners accorded added weight to the following factors: the fact that the Sale price is $47,145,000 and is based upon recent negotiations with the Purchaser whereby the Purchaser increased its purchase price by $3,625,000, representing an increase of approximately 8% over the Original Purchase Price, and upon the C&W Opinion, which price will be reduced by the Credits; the absence of cash distributions to Unitholders since 1988; the strength of the present real estate market in general; the certainty of price to be received pursuant to the Purchase Agreement; and the savings to Unitholders in administrative and sales costs gained via the Plan.

FAILURE TO APPROVE PLAN

         If the Unitholders fail to approve the Plan, the Partnership will continue to own the Assets. In such event, the General Partners expect that the Partnership would operate the Properties and would cause the Related Property to be operated for an indefinite period, which over time would likely entail the need for the Partnership to make substantial expenditures for repairs and refurbishment of one or more of the Properties and the Related Property. Consistent with the Partnership Agreement, the General Partners might receive or solicit offers for the sale of one or more of the Assets as opportunities arise. In any such sale, the Partnership would benefit from any increase in value of the affected Assets over the value of a sale at the time pursuant to the Plan, and would suffer a detriment to the extent of decrease in such value. Failure by the Unitholders to approve the Plan will not affect their rights under the Partnership Agreement.

AMENDMENT TO PARTNERSHIP AGREEMENT

         Pursuant to Section V.2.f. of the Partnership Agreement, the General Partners may not sell substantially all of the assets of the Partnership without the prior consent of the Unitholders. Additionally, pursuant to V.2.i. of the Partnership Agreement, neither the General Partners nor any Affiliate (as defined in the Partnership Agreement) of any of the General Partners is generally permitted to purchase or lease property (or interests thereon) from the Partnership. Thus, in order for the Partnership to consummate a sale of all or any of the Assets, and in order for the Purchaser to be able to purchase the Assets, the Partnership Agreement must be amended, which requires the approval of Unitholders holding a majority of the outstanding Units. Additionally, consent is being solicited to amend Section V.1. of the Partnership Agreement to specifically permit effectuation of the Plan.

LIQUIDATION

          As soon as practicable following the closing of the Sale, PB Properties, as managing general partner of the Partnership and on behalf of the Partnership, will cause the Partnership (i) to pay all costs associated with the Sale, including the solicitation of Consents from the Unitholders; (ii) to estimate and reserve for all such costs associated with the Sale for which bills have not yet been received; and (iii) to provide a further contingency reserve for all other expenses and liabilities of the Partnership. PB Properties will then cause the Partnership to distribute the balance of the cash from the Sale to the Unitholders and General Partners as provided in the Partnership Agreement.

          The remaining assets of the Partnership, and any remainder of the contingency reserve, will be distributed to the Unitholders as soon as practicable after the closing of the Sale.

         The Partnership will terminate and be dissolved upon the disposition of all of the net assets of the Partnership.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     General

         The following discussion generally summarizes the federal income tax consequences expected to arise from the consummation of the Plan. This summary is not intended to and should not be considered an opinion respecting the federal or state income tax consequences to a particular Unitholder. Due to the complexity of the tax issues involved, Unitholders are urged to consult with their personal tax advisors regarding their individual circumstances and the tax reporting consequences of the transaction.

         This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"); existing final, temporary and proposed Treasury regulations thereunder (the "Regulations"); published rulings and practices of the Internal Revenue Service (the "IRS"); and court decisions, each as currently in effect. There can be no assurance that the IRS will agree with the conclusions herein or that future legislation or administrative changes or court decisions will not significantly modify the federal income tax law regarding the matters described herein, potentially with retroactive effect.

         This summary is also based upon the advice of the Partnership's independent accountants, Deloitte & Touche LLP, and tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, and their interpretation of recently enacted legislation, the Taxpayer Relief Act of 1997, as such legislation relates to the treatment of gain on the sale of real and personal property. This interpretation is also subject to subsequent issuance of Treasury regulations and procedures for federal income tax reporting.

         This summary does not discuss all the federal income tax aspects of the Plan that may be relevant and material to a particular Unitholder in light of the Unitholder's personal circumstances, or to certain types of Unitholders subject to special treatment. For example, insurance companies, subchapter S corporations, partnerships, pension and profit-sharing plans, tax-exempt organizations, non-U.S. taxpayers and others may be subject to special rules not discussed below. This summary also does not address other federal, state, local or foreign tax consequences of consummation of the Plan.

         Based upon the description of the Plan contained in this Statement, and assuming the Plan will be consummated on June 30, 1998 pursuant to the Purchase Agreement, the Partnership's independent accountants have advised the Partnership that the Sale will result in a total gain allocable to the Unitholders for federal income tax purposes in 1998 (after taking into account reductions in each Unitholder's share of the Partnership's indebtedness) of approximately $12.2 million or an average of approximately $177 per Unit, substantially all of which will represent recapture of depreciation taken in respect of real property ("unrecaptured" Section 1250 Gain, as defined below) and will be taxed at a maximum rate of 25% in the case of non-corporate Unitholders. The amount of Section 291(a) ordinary income recharacterization for a corporate Unitholder is approximately $25 per Unit (see discussion below). The amount of gain actually realized by a particular Unitholder may differ from the estimates set forth above as a result of the operation of the Partnership Agreement, specifically the equalization provisions with respect to the capital account balances. The varying capital account balances of the Unitholders result from, among other things, the date each Unitholder was admitted to the Partnership, the amount paid by each Unitholder for such Unit and the allocations of Partnership income or loss to each Unitholder.

     Partnership Status

         Under current law, a "partnership" is not a taxable entity and incurs no federal income tax liability. Instead, each partner is required to take into account in computing such partner's income tax liability such partner's allocable share of the partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss"). The distribution of cash attributable to partnership income is generally not a separate taxable event. This tax treatment, however, depends entirely upon the Partnership's classification as a "partnership" (rather than as an "association taxable as a corporation") for federal income tax purposes. This summary assumes, and the General Partners believe, that the Partnership has been and will continue to be properly classified as a "partnership" for federal income tax purposes. No opinion of counsel or of the Partnership's independent accountants or ruling from the IRS is currently being sought with respect to this partnership status issue.

     Federal Income Tax Consequences

         Realization of Gain or Loss. Consummation of the Plan pursuant to the Purchase Agreement will cause the Partnership to recognize income for federal income tax purposes, which income will be allocated to the Unitholders. In general, such income will equal the excess of the "amount realized" over the Partnership's "adjusted basis" in the Assets. The amount realized will equal the amount paid by the Purchaser, reduced by any expenses of sale. The "adjusted basis" of an asset will equal its cost (including nondeductible capital expenditures made by the Partnership at the time of purchase) with certain additions or subtractions for expenditures, transaction costs, depreciation and other items during the period of time from acquisition of the asset until consummation of the Sale. In addition, the reduction in each Unitholder's share of the Partnership's indebtedness will be treated as a deemed cash distribution, which will reduce such Unitholder's basis in its interest.

         Gain realized on the sale of the common stock of EVC will be characterized as long-term capital gain. In general, under Section 1231 of the Code, a taxpayer's gain attributable to the disposition of real property used in a trade or business (such as the Properties and the Related Property) will be treated as capital gain ("Section 1231 Gain"). Under the Taxpayer Relief Act of 1997 (the "Act"), the maximum rate of tax on the adjusted net capital gain of a non-corporate unitholder is reduced from 28% to 20%. However, under Sections 1245 and 1250 of the Code (which govern recapture of depreciation taken with respect to personal and real property, respectively), a portion of the amount allowed as depreciation expense with respect to the Properties will be "recaptured" upon the Sale (and taxed at different rates) rather than being characterized as capital gain ("Section 1245 Gain" and "Section 1250 Gain," respectively). Under the Act, the "unrecaptured" Section 1250 gain is defined as the amount of long-term capital gain which would be treated as ordinary income if section 1250 recapture applied to all depreciation (rather than only to depreciation in excess of straight line depreciation) from the sale of property. The amount of "unrecaptured" Section 1250 gain attributable to the disposition of property to which Section 1231 applies shall not exceed the Section 1231 gain for the year. The "unrecaptured" Section 1250 gain is taxed at a maximum rate of 25 percent. For this purpose, it is expected that a sale by the

Partnership of the Interests (other than the common stock of EVC) will have the effect, for federal income tax purposes, of a direct sale of the Related Property. In the case of non-corporate Unitholders, Section 1245 and Section 1250 gain will be taxed at ordinary income tax rates and "unrecaptured Section 1250 gain" will be taxed at a maximum rate of 25%.

         In the instant case, in the case of non-corporate Unitholders, it is expected that all or substantially all of the Partnership's gain realized upon consummation of the Sale will constitute "unrecaptured" Section 1250 Gain taxable at a maximum rate of 25%; the Partnership will have minimal long-term capital gain, minimal, (if any) Section 1245 Gain and no Section 1231 or Section 1250 Gain. In the case of corporate Unitholders, the Section 1250 Gain generally will equal the difference between the accelerated depreciation taken with respect to the Properties and the Related Property, and the amount of depreciation that would have been available under the straight-line method. In addition, pursuant to Section 291(a) of the Code, 20% of the remaining gain on the sale of the Properties and the Related Property allocated to such corporate Unitholders will be treated as ordinary income, and the estimates set forth herein assume such treatment. Under Section 702(a)(3) of the Code (which generally deals with the "pass through" of tax items from a partnership to its partners), the Partnership will be required to separately state, and the Unitholders will be required to account separately for, their distributive share of all gains and losses. Each Unitholder's allocable share of capital gain,
Section 1245 Gain, "unrecaptured" Section 1250 Gain and Partnership net taxable income or loss will be reflected on the 1998 Schedule K-1 sent to such Unitholder.

         Passive Activity Losses. Under Section 469 of the Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset such losses against so-called "portfolio" income. Substantially all post-1986 losses of Unitholders from the Partnership should be considered passive activity losses. Unitholders may have "suspended" passive losses from the Partnership (i.e., post-1986 net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the Plan. Each Unitholder should consult such Unitholder's tax advisor regarding the effect that the passive activity loss rules will have upon such Unitholder's tax situation.

         Unrelated Business Income. For most tax-exempt Unitholders, only a portion of the gain from the sale of the Properties will be treated as unrelated business income. Under Section 514(a) of the Code, gain from the sale of "debt-financed property" is treated as unrelated business income generally in an amount equal to a ratio determined by comparing the property's debt to its cost basis. If the Properties are sold for net proceeds which results in estimated total gain allocable to the Unitholders of approximately $12.2 million, the portion of the gain that will be treated as unrelated business income is estimated to be approximately $9.6 million (or approximately $140 per Unit). Additional unrelated business income may result to a tax-exempt Unitholder which borrowed funds to purchase its Units. Tax-exempt Unitholders should consult their own tax advisors regarding the unrelated trade or business income that may result from the sale of the Properties.

         Liquidation of the Partnership. The Partnership expects to make distributions from the proceeds of the Sale in accordance with the Partnership Agreement. See "Market Prices and Distributions-Distributions." This distribution will first reduce a Unitholder's basis in such Unitholder's Units and, to the extent the amount of the distribution is in excess of that basis, such excess will be taxed to non-corporate Unitholders as long-term capital gains at a maximum rate of 20% if the Unitholder's holding period for the Unit exceeds eighteen months or as mid-term gain at a maximum rate of 28% if the Unitholder's holding period for the Unit exceeds one year but does not exceed eighteen months. If upon the subsequent termination of the Partnership a Unitholder has a basis remaining for such Unitholder's Unit, the amount of such remaining basis will give rise, in the year of the termination, to a long-term or short-term capital loss, depending on a Unitholder's holding period.

ACCOUNTING TREATMENT

         For financial reporting purposes, the transaction will be treated as a sale of properties with respect to the Sale and the gain from such Sale will be recorded in the Partnership's Statement of Operations, reduced by certain unamortized deferred charges and closing costs. Under generally accepted accounting principles, the Partnership would realize a gain of approximately $15.5 million on the sale of the Properties assuming the Plan will be consummated on June 30, 1998.

NO APPRAISAL RIGHTS

         If Unitholders owning a majority of the Units on the Record Date vote in favor of the Plan, such approval will bind all Unitholders. The Partnership Agreement and the California Revised Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Unitholders who dissent from the vote of the majority in approving or disapproving the Plan. Accordingly, dissenting Unitholders do not have the right to have their Units appraised and to have the value of their Units paid to them because they disapprove of the action of a majority in interest of the Unitholders.

             MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS

SECONDARY AND MARKET PRICES FOR UNITS

         No established market for the Units was ever expected to develop, and the secondary market transactions for the Units have been limited and sporadic. It is not known to what extent the transactions in the secondary market are between buyers and willing sellers, each having access to relevant information regarding the financial affairs of the Partnership, expected value of its assets, and its prospects for the future. Sellers in the secondary market who desire to dispose of their Units but who have limited means to effectuate such sales are often willing to accept substantial discounts from what might otherwise be regarded as the fair value of the interest being sold, to facilitate the sales. Secondary market prices generally do not reflect the current market of the Partnership's assets, nor are they indicative of total return, since prior cash distributions and tax benefits received by the original investor are not reflected in the price. Nonetheless, notwithstanding these qualifications, the secondary market prices, to the extent that the reported data are reliable, are indicative of the prices at which the Units trade in the illiquid secondary market.

         The following table sets forth the high and low sales prices at which the Units traded in the secondary market as reported by Partnership Spectrum in certain of its semimonthly publications of "The Partnership Spectrum":

                    PARTNERSHIP SECONDARY TRADING AS REPORTED
                          IN "THE PARTNERSHIP SPECTRUM"

                                          HIGH                 LOW
                                         ------               ------
  08/01/95 - 09/30/95 ................   $40.00               $26.50
  10/01/95 - 11/30/95 ................    30.00                30.00 (1 trade)
  12/01/95 - 01/31/96 ................    45.00                40.00
  02/01/96 - 03/31/96 ................    51.00                30.00
  04/01/96 - 05/30/96 ................    40.00                30.00
  06/01/96 - 07/31/96 ................    52.00                25.00
  08/01/96 - 09/30/96 ................    46.20                20.00
  10/01/96 - 11/30/96 ................    62.50                20.00
  12/01/96 - 01/31/97 ................    55.00                55.00 (1 trade)
  02/01/97 - 03/31/97 ................    63.50                46.00
  04/01/97 - 05/30/97 ................    41.00                41.00 (1 trade)
  06/01/97 - 07/31/97 ................    58.00                46.00
  08/01/97 - 09/30/97 ................    58.31                46.00
  10/01/97 - 11/30/97 ................   No reported trades
  12/01/97 - 01/31/98 ................   No reported trades
  02/01/98 - 03/31/98 ................   No reported trades

         Partnership Spectrum has advised that its methodology for compiling trade prices is as follows: trade price information reflects per unit transaction prices for trades involving the purchase of Units by third-party investors during the applicable period. Firms supplying trade price data are instructed to provide information only on those transactions whereby third-party investors acquired Units from or through such firms. If the firm acted as an agent, the per Unit price is to include any commissions charged the buyer (but not including commissions paid to retail brokers representing buyers). Due to commission and mark-ups, sellers of Units typically receive less than the amounts paid for Units by buyers as set forth in the above table.

DISTRIBUTIONS TO UNITHOLDERS

         From the inception of the Partnership through January 31, 1988 (the end of the first quarter of the 1988 fiscal year), the Partnership made aggregate cash distributions to the Unitholders in the amount of $2,367,000, or $38.17 per Unit (with respect to Unitholders who were admitted to the Partnership at the initial closing of the Partnership). Such distributions were made from operating cash flow. The Partnership has paid no distributions from operations or otherwise since 1988.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On the Record Date, there were 68,795 Units issued and outstanding and entitled to vote on matters upon which Unitholders may vote or consent, which Units were held by 4,961 Unitholders. According to publicly available information, and to the best knowledge of PB Properties, as of the Record Date, no person or entity owned more than 5% of the outstanding Units. As of the Record Date, neither the General Partners nor the Purchaser nor any officer or director thereof owned any Units. PSI beneficially owned 180 Units as of April 1, 1998, and has advised PB Properties that it intends to vote such Units in favor of the Plan. PSI has made no recommendation with respect to the Plan.

                   IDENTITY AND BACKGROUND OF CERTAIN PERSONS

PB PROPERTIES

         PB Properties, a General Partner of the Partnership, is a Delaware corporation whose principal business is serving as a general partner in various real estate limited partnerships. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

     Officers and Directors

         Brian J. Martin is President, Chief Executive Officer and Chairman of PB Properties, and a Senior Vice President of PSI. Mr. Martin also serves in various capacities for other affiliated companies. Mr. Martin joined PSI in September 1980. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

         Barbara J. Brooks is the Vice President--Finance and Chief Financial Officer of PB Properties, and a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. Ms. Brooks has held several positions within PSI since 1983. She is a U.S. citizen, and her business address is the same as the address for PB Properties, which is set forth above.

         Eugene D. Burak is a Vice President of PB Properties, and a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

         Chester A. Piskorowski is a Senior Vice President of PB Properties, and a Senior Vice President of PSI. Mr. Piskorowski has held several positions within PSI since April 1972. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

         Frank W. Giordano is a director of PB Properties, and a Senior Vice President of PSI and an Executive Vice President and General Counsel of Prudential Mutual Fund Management LLC, an affiliate of PSI. Mr. Giordano also serves in various capacities for other affiliated companies, and has been with PSI since July 1967. He is a U.S. citizen, and his business address is the same as the address for PB Properties, which is set forth above.

         Nathalie P. Maio is a director of PB Properties, and a Senior Vice President and Deputy General Counsel of PSI. She joined PSI's Law Department in 1983; presently she also serves in various capacities for other affiliated companies. She is a U.S. citizen, and her business address is the same as the address for PB Properties, which is set forth above.

GLENBOROUGH

         Glenborough Corporation, a General Partner of the Partnership, is a California corporation whose principal business is serving as a general partner in various real estate limited partnerships and providing asset and property management services for various properties. The address of its principal executive offices is 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

         GLB, which owns all of the non-voting preferred stock of Glenborough Corporation, is a Maryland corporation whose principal business is functioning as a self-administered and self-managed real estate investment trust that owns a diversified portfolio of office, office/flex, industrial, retail, multi-family and hotel properties. The address of its principal executive offices is 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

         Glenborough Properties, L.P. is a California limited partnership whose principal business is operating a real estate portfolio as the operating partnership of GLB. The address of its principal executive offices is c/o Glenborough Realty Trust Incorporated, 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708.

     Officers and Directors

         Robert Batinovich individually is a General Partner of the Partnership. Since January 1996, Mr. Batinovich has been Chairman and Chief Executive Officer of GLB. Mr. Batinovich was also President of GLB from January 1996 until September 1997. From 1978 until December 1995, Mr. Batinovich was Chairman and President of Glenborough Corporation. Mr. Batinovich is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

         Andrew Batinovich has been President of GLB since September 1997, and Chief Operating Officer and a director of GLB since January 1996. He has also been Chairman and Chief Executive Officer of Glenborough Corporation since January 1996. From 1978 until December 1995, Mr. Batinovich was Chief Operating Officer and Chief Financial Officer of Glenborough Corporation. Mr. Batinovich is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

         Sandra L. Boyle has been Executive Vice President of GLB since September 1997, and President of Glenborough Corporation since January 1996. From January 1996 until September 1997, Ms. Boyle was Senior Vice President of GLB. From

1989 until December 1995, Ms. Boyle was Vice President of Glenborough Corporation. Ms. Boyle is a U.S. citizen. Her business address is the same as the business address of the Purchaser, which is set forth above.


         Frank E. Austin has been Senior Vice President and General Counsel of GLB since January 1996. From 1987 until December 1995, Mr. Austin was Vice President of Glenborough Corporation. Mr. Austin is a U.S. citizen. His business address is the same as the business address of the Purchaser, which is set forth above.

         Terri Garnick has been Senior Vice President and Chief Accounting Officer of GLB, and Chief Financial Officer of Glenborough Corporation, since January 1996. From 1991 until December 1995, she was Vice President of Glenborough Corporation. Ms. Garnick is a U.S. citizen. Her business address is the same as the business address of the Purchaser, which is set forth above.

         Robert Bailey has been Secretary of Glenborough Corporation since 1995. Mr. Bailey joined Glenborough Corporation in 1989 as Associate Counsel and is responsible for all landlord/tenant documentation, tenant litigation, and corporate, partnership and employment matters. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         June Gardner is a director of Glenborough Corporation. Prior to January 1996, Ms. Gardner served as Senior Vice President and Controller of Glenborough Corporation. She is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

         Laurence Walker is a director of Glenborough Corporation. Mr. Walker is an attorney in private practice specializing in real estate law. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         Stephen R. Saul has been Vice President of GLB since May 1996 and became GLB's Executive Vice President and Chief Financial Officer in September 1997. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         Anna Cheng has been Vice President of GLB since June 1996. Prior to joining GLB, Ms. Cheng was Vice President of Operations of SCG Realty Services, a subsidiary of Security Capital Group in Santa Fe, New Mexico. She is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

         Alan L. Shapiro has been Vice President of GLB since October 1997, prior to which he had served as Portfolio Acquisition Officer of GLB since January 1997. Mr. Shapiro is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         Richard C. Blum is a director of GLB. Since 1975, Mr. Blum has been Chairman and President of Richard C. Blum & Associates, Inc., which is the general partner of Richard C. Blum and Associates, C.P., a merchant banking firm. Mr. Blum is a U.S. citizen, and his business address is the same as the business address of the Purchaser which is set forth above.

         Patrick Foley is a director of GLB. Since 1988, Mr. Foley has been Chairman and Chief Executive Officer of DHL Corporation, Inc. and its major subsidiary, DHL Airways. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         Richard A. Magnuson is a director of GLB. He is currently Managing Director of Nomura International, plc. He is a U.S. citizen, and his business address is the same as the business address of the Purchaser, which is set forth above.

         Laura Wallace is a director of GLB. Since 1985, she has been Chief Investment Officer of the Public Employees Retirement System of Nevada. Ms. Wallace is a U.S. citizen, and her business address is the same as the business address of the Purchaser, which is set forth above.

PRUDENTIAL SECURITIES GROUP INC.

         Prudential Securities Group Inc., the parent of PB Properties, is a Delaware corporation whose principal business is as a holding company for PB Properties and various other subsidiaries, including PSI. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

PSI

         PSI, an affiliate of PB Properties, is a Delaware corporation. PSI is a diversified global securities firm with operations pertaining to mutual funds, capital markets, investment banking, commodities and securities brokerage. The address of its principal executive offices is One Seaport Plaza, New York, NY 10292.

                              AVAILABLE INFORMATION

         This Statement does not purport to be a complete description of all agreements and matters relating to the condition of the Partnership, its Assets and the transactions described herein. Attached to this Statement as Exhibit F is the Partnership's Annual Report on SEC Form 10-K for the year ended December 31, 1997, and attached to this Statement as Exhibit G is the Partnership's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, each of which provides additional information regarding the Partnership. With respect to statements contained in this Statement as to the content of any contract or other document filed as an exhibit to the Form 10-K or Form 10-Q, each such statement is qualified in all respects by reference to such reports and the schedules thereto, which may be obtained without charge upon written request to the Partnership. To make such a request, a Unitholder must write to PB Properties, One Seaport Plaza, New York, New York 10292-0128.

         All documents filed by the Partnership with the Securities and Exchange Commission after the date of this Statement, but before the Partnership takes action pursuant to this Consent, shall be deemed to be incorporated by reference into this Statement. Copies of these documents will be available without charge upon oral or written request to PB Properties, Attention: Brian J. Martin, One Seaport Plaza, New York, New York 10292-0128, (212) 214-3500. Copies will be sent by first class mail within one business day of receipt of such request. Such documents may also be accessed electronically by means of the Securities and Exchange Commission's Web site at http://www.sec.gov. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Statement shall be deemed to be modified or superseded for purposes of this Statement to the extent that a statement contained in this Statement (or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement.

                            GLOSSARY OF DEFINED TERMS

         "Amendments" shall mean the amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985, and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership to permit (i) the purchase by an affiliate of Glenborough Corporation and/or Robert Batinovich of all or any of the Assets and (ii) the effectuation of the Plan by the General Partners on behalf of the Partnership.

         "Appraisals" shall mean the prepared individual appraisals of each of the Properties and the Related Property, collectively.

         "Assets" shall mean the Interests and the Properties.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Costs" shall mean certain selling costs and liquidation expenses to be deducted from the proceeds of the Sale.

         "Credits" shall mean certain credits to the Purchaser to be deducted from the proceeds of the Sale.

         "C&W" shall mean Cushman & Wakefield, Inc. Subsidiaries.

         "Equitec" shall mean Equitec Financial Group, Inc.

         "EVC" shall mean Equitec Venture Corp. III, Inc., a California corporation.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value of the Assets" shall mean the sum of the individual appraised fair market values of the Properties and the appraised fair market value of the Related Property to which the Interests relate.

         "General Partners" shall mean Glenborough and PB Properties.

         "GLB" shall mean Glenborough Realty Trust Incorporated, a Maryland corporation.

         "Glenborough" shall mean Glenborough Corporation and Robert Batinovich.

         "Glenborough Corporation" shall mean Glenborough Corporation, a California corporation.

         "Glenborough Properties, L.P." shall mean Glenborough Properties, L.P., a California limited partnership.

         "Hallwood" shall mean Hallwood Realty Partners L.P.

         "Initial Appraisals" shall mean the individual appraisals by C&W of each of the Properties and the Related Property, as of the dates set forth therein (i.e., May 1997 (except for the Poplar Tower appraisal, which was dated October 1996)), the sum of which was $43,520,000.

         "Interests" shall mean all of the direct and indirect ownership interests relating to the Related Property which consist of (i) a general partnership interest in the Joint Venture, (ii) a general partnership interest in the Montrose Partnership and (iii) ownership of all of the issued and outstanding shares of common stock of EVC.

         "IRS" shall mean the Internal Revenue Service.

         "Joint Venture" shall mean the Montrose Office Park Joint Venture, a Maryland single purpose general partnership.

         "managing general partner" shall mean PB Properties.

         "Montrose Partnership" shall mean the Montrose Office Park Limited Partnership, a Maryland limited partnership.

         "Morrow" shall mean Morrow & Co., Inc.

         "Original Purchase Price" shall mean the Purchaser's all-cash offer of $43,520,000 (which price, reduced by certain credits to the Purchaser approximated $42,783,000) to purchase all of the Assets.

         "Partnership" shall mean Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership.

         "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985, and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership.

         "PB Properties" shall mean Prudential-Bache Properties, Inc., a Delaware corporation.

         "Perrin/Molitor" shall mean Perrin I, LLC and R. Molitor Ford, Sr.

         "Plan" shall mean a plan of action which consists of (i) the Sale, (ii) the Amendments and (iii) the Plan of Liquidation.

         "Plan of Liquidation" shall mean one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

         "Properties" shall mean all of the real properties of the Partnership.

         "Prudential Securities Group Inc." shall mean Prudential Securities Group Inc., a Delaware corporation and the parent of PB Properties.

         "PSI" shall mean Prudential Securities Incorporated, a Delaware corporation.

         "Purchaser" shall mean GLB and Glenborough Properties, L.P.

         "Purchase Agreement" shall mean the Purchase Agreement, dated October 13, 1997, and as subsequently amended, between the Partnership and the Purchaser.

         "Purchase Price" shall mean the Purchaser's all-cash offer of $47,145,000 (which price, reduced by certain credits to the Purchaser, approximates $46,455,000) to purchase all of the Assets.

         "Record Date" shall mean the close of business on April 1, 1998.

         "Regulations" shall mean the existing final, temporary and proposed Treasury regulations under the Code.

         "Related Property" shall mean an office building complex located in Maryland.

         "Sale" shall mean the sale of the Assets to the Purchaser for an amount equal to the Fair Market Value of the Assets.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission.

         "Smithtown" shall mean Smithtown Bay, LLC.

         "soliciting agent" shall mean Morrow & Co., Inc.

         "Statement" shall mean the Statement Furnished in Connection with the Solicitation of Consents, dated May 28, 1998, distributed by the Partnership.

         "Unitholders" shall mean the holders of the beneficial ownership interest in the limited partnership interests of the Partnership.

         "Units" shall mean the beneficial ownership interest in the limited partnership interests of the Partnership.

         "Updated Appraisals" shall mean the individual appraisals by C&W of each of the Properties and the Related Property, which were completed in April 1998, the sum of which was $49,145,000.

         "Wells Fargo" shall mean Wells Fargo Bank, National Association.

                                    EXHIBITS

EXHIBIT A:  PURCHASE AGREEMENT, DATED AS OF THE EFFECTIVE DATE, BY AND BETWEEN
            THE PARTNERSHIP AND THE PURCHASER

EXHIBIT B:  AMENDMENT TO PURCHASE AGREEMENT, DATED DECEMBER 19, 1997, BY AND
            BETWEEN THE PARTNERSHIP AND THE PURCHASER

EXHIBIT C:  SECOND AMENDMENT TO PURCHASE AGREEMENT, DATED APRIL 27, 1998, BY AND
            BETWEEN THE PARTNERSHIP AND THE PURCHASER

EXHIBIT D:  PROPOSED AMENDMENTS TO AMENDED AND RESTATED AGREEMENT OF LIMITED
            PARTNERSHIP

EXHIBIT E:  FAIRNESS OPINION OF CUSHMAN & WAKEFIELD, INC., DATED APRIL 27, 1998

EXHIBIT F:  ANNUAL REPORT OF PARTNERSHIP ON FORM 10-K FOR THE YEAR ENDED
            DECEMBER 31, 1997

EXHIBIT G:  QUARTERLY REPORT OF PARTNERSHIP ON FORM 10-Q FOR THE QUARTER ENDED
            MARCH 31, 1998


                                                 TABLE OF CONTENTS

SECTION                                                                                                   PAGE
-------                                                                                                   ----
SUMMARY .................................................................................................    3
 The Partnership ........................................................................................    3
 Action by Written Consent ..............................................................................    3
 The Purchaser ..........................................................................................    4
 The Plan ...............................................................................................    4
 Selected Historical Financial Data .....................................................................    7

SPECIAL FACTORS .........................................................................................    8
 Background of Proposed Sale of the Assets ..............................................................    8
 Certain Conflicts of Interest ..........................................................................   11
 The Purchase Agreement .................................................................................   11
 Closing of the Sale ....................................................................................   12
 Description of Assets ..................................................................................   13
 C&W Reports ............................................................................................   13
 C&W Opinion ............................................................................................   14
 Use of Proceeds and Cash Distributions .................................................................   15
 Recommendation of the General Partners; Fairness of the Plan ...........................................   16
 Disadvantages of Plan ..................................................................................   18
 Advantages of Plan .....................................................................................   18
 Failure to Approve Plan ................................................................................   19
 Amendment to Partnership Agreement .....................................................................   19
 Liquidation ............................................................................................   19
 Federal Income Tax Consequences of the Plan ............................................................   19
  General ...............................................................................................   19
  Partnership Status ....................................................................................   20
  Federal Income Tax Consequences .......................................................................   20
 Accounting Treatment ...................................................................................   21
 No Appraisal Rights ....................................................................................   21

MARKET PRICES OF UNITS AND DISTRIBUTIONS TO UNITHOLDERS .................................................   22
 Secondary and Market Prices for Units ..................................................................   22
 Distributions to Unitholders ...........................................................................   22

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF .........................................................   22

IDENTITY AND BACKGROUND OF CERTAIN PERSONS ..............................................................   23
 PB Properties ..........................................................................................   23
  Officers and Directors ................................................................................   23
 Glenborough ............................................................................................   23
  Officers and Directors ................................................................................   23
 Prudential Securities Group Inc ........................................................................   24
 PSI ....................................................................................................   24

AVAILABLE INFORMATION ...................................................................................   25

GLOSSARY OF DEFINED TERMS ...............................................................................   26

EXHIBITS ................................................................................................   27

EXHIBIT A: Purchase Agreement, dated as of the Effective Date, by and between the Partnership and the Purchaser ....................................................  A-1

EXHIBIT B: Amendment to Purchase Agreement, dated December 19, 1997, by and between the Partnership and the Purchaser ....................................................  B-1

EXHIBIT C: Second Amendment to Purchase Agreement, dated April 27, 1998, by and between the Partnership and the Purchaser ............................................................  C-1

EXHIBIT D: Proposed Amendments to Amended and Restated Agreement of Limited Partnership .................  D-1

EXHIBIT E: Fairness Opinion of Cushman & Wakefield, Inc., dated April 27, 1998 ..........................  E-1

EXHIBIT F: Annual Report of Partnership on Form 10-K for the year ended December 31, 1997 ...............  F-1

EXHIBIT G: Quarterly Report of Partnership on Form 10-Q for the quarter ended March 31, 1998 ............  G-1

================================================================================



                               PURCHASE AGREEMENT

                                     BETWEEN

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A CALIFORNIA LIMITED PARTNERSHIP

                              (THE "PARTNERSHIP"),

                                       AND

                     GLENBOROUGH REALTY TRUST INCORPORATED,
                             A MARYLAND CORPORATION
                                       AND
                          GLENBOROUGH PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP
                           (COLLECTIVELY, "PURCHASER")


                           RELATING TO THE PROPERTIES
                                COMMONLY KNOWN AS


               GATEWAY PROFESSIONAL CENTER, SACRAMENTO, CALIFORNIA
                       PARK PLAZA, SACRAMENTO, CALIFORNIA
                        POPLAR TOWERS, MEMPHIS, TENNESSEE
                                       AND
                 TOTEM VALLEY BUSINESS PARK, SEATTLE, WASHINGTON


                     AND INTERESTS IN THE ENTITIES KNOWN AS


                    MONTROSE OFFICE PARK LIMITED PARTNERSHIP,
                         A MARYLAND LIMITED PARTNERSHIP
                       MONTROSE OFFICE PARK JOINT VENTURE,
                  A MARYLAND SINGLE PURPOSE GENERAL PARTNERSHIP
                                       AND
                        EQUITEC VENTURE CORP. III, INC.,
                            A CALIFORNIA CORPORATION

================================================================================

                               PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
List of Addenda...........................................................  A-3

List of Exhibits..........................................................  A-4

List of Schedules.........................................................  A-5

1.   Definitions..........................................................  A-6

2.   Agreement to Purchase and Sell.......................................  A-6

3.   Consideration........................................................  A-6

4.   Conditions to Closing/Totem Valley Lease.............................  A-8

5.   Closing and Escrow...................................................  A-11

6.   Closing Adjustments and Prorations...................................  A-12

7.   The Partnership's Representations and Warranties/Property
     Condition............................................................  A-16

8.   Purchaser's Representations and Warranties...........................  A-18

9.   Indemnification by Purchaser.........................................  A-20

10.  Risk of Loss.........................................................  A-21

11.  Condemnation.........................................................  A-22

12.  The Partnership's Continued Operation of the Properties..............  A-22

13.  Cooperation Before Closing...........................................  A-23

14.  Non-Consummation of the Transaction..................................  A-24

15.  Miscellaneous........................................................  A-25


Addenda
Exhibits
Schedules

                                 LIST OF ADDENDA

I. Definitions

                                LIST OF EXHIBITS

A.  Assignment and Assumption of Leases

B.  Bill of Sale

C.  Assignment and Assumption of Service Contracts,
    Warranties and Guaranties, and Other Intangible Property

D.  Certificate of the Partnership Other Than an Individual
    (FIRPTA Affidavit)

E.  Assignment of Partnership Interests in Montrose Office Park Limited
    Partnership

F. Assignment of Joint Venture/General Partnership Interests in Montrose Office Park Joint Venture

G.  Escrow Agreement

                                LIST OF SCHEDULES


SCHEDULES REFERENCED IN ADDENDUM I (DEFINITIONS)

1.  Description of Land

2.  Permitted Exceptions

3.  Rent Roll

4.  Deferred Maintenance

5.  Loan

6.  Description of Related Property

                               PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

     THIS PURCHASE AGREEMENT ("Agreement") is dated as of the Effective Date (as defined in Addendum I hereto) by and among Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collectively, "Purchaser").

                                    RECITALS

     A. Purchaser desires to acquire the Property (as defined in Addendum I below) and the Interests (as defined in Addendum I attached hereto) (the Interests, together with the Property, the "Assets") from the Partnership and the Partnership desires to sell the Assets to Purchaser, upon the terms and subject to the conditions set forth in this Agreement (the "Sale").

     B. Following such Sale, the Partnership intends to liquidate itself and distribute its net assets (including the proceeds of such Sale) to its General Partners (as defined in Addendum I attached hereto) and the holders of the beneficial ownership interest in the limited partnership interests of the Partnership (the "Unitholders").

         NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:



     1. DEFINITIONS. Terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.

     2. AGREEMENT TO PURCHASE AND SELL. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, the Partnership agrees to sell the Assets to Purchaser, and Purchaser agrees to acquire the Assets from the Partnership.

     3. CONSIDERATION. The Partnership and Purchaser agree that the total Consideration for the Assets shall be Forty Three Million Five Hundred Twenty Thousand

Dollars ($43,520,000), subject to adjustment for Deferred Maintenance and other matters as provided herein.

          (a) The Consideration shall be comprised of the following components:

               (i) EARNEST MONEY DEPOSIT. Within one (1) business day of the Effective Date, Purchaser shall deposit the Earnest Money in escrow with the Title Company and shall cause the Title Company to provide the Partnership with written confirmation on such date that it has received same. The Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the party entitled thereto pursuant to the terms of this Agreement and the Escrow Agreement. The Earnest Money shall be in the form of cash. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon shall be credited against Purchaser's payment obligations hereunder.

               (ii) THE LOAN. Provided that the Partnership receives, at Purchaser's expense, the written consent of the holder of the Loan to the Sale not less than thirty (30) days prior to the Closing Date, and subject to delivery of the Release as provided herein, at the Closing, there shall be credited against the Consideration an amount equal to the greater of (i) all amounts claimed by the holder of the Loan as of the Closing Date (other than prepayment fees or similar charges including but not limited to the Fixed Rate Price Adjustment) under a payoff demand submitted to the Title Company and approved by the Partnership, or (ii) the outstanding principal balance of the Loan, together with all accrued unpaid interest thereon as of the Closing Date, and all late charges, penalties or other charges (other than prepayment fees or similar charges including but not limited to the Fixed Rate Price Adjustment) owing under the Loan. In such event, the Loan shall be the responsibility of Purchaser, which may, at its option, acquire the Property subject to the Loan, seek to assume the Loan, refinance the Loan contemporaneously with or after the Closing, retire the Loan at the Closing, or take any other actions with respect to the Loan in whatever manner it sees fit. Should Purchaser assume the Loan, the cost of any assumption fee or related costs shall be the obligation of Purchaser. Any costs related to the Release shall be the obligation of Purchaser. Should Purchaser refinance the Loan, any costs related to such refinancing shall be the obligation of Purchaser. Should Purchaser retire the Loan, any prepayment penalty or similar charge including but not limited to the Fixed Rate Price Adjustment shall be the obligation of Purchaser. In no event shall the Release or the Purchaser's ability to assume, retire or refinance the Loan be a condition to Purchaser's obligations hereunder.

               (iii) CASH. On the Closing Date, Purchaser shall deliver to the Partnership, immediately available funds in an amount equal to the Consideration less (i) the Earnest Money Deposit, as more fully described above and (ii) the amount of the Loan credit as calculated above, and subject to closing adjustments and prorations pursuant to Subsection 6(c) hereof.

          (b) WITHHOLD IF THE PARTNERSHIP A FOREIGN PERSON. The Partnership acknowledges and agrees that, if the Partnership is a foreign person, Purchaser may be required to withhold a portion of the Consideration pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states.

          (c) ALLOCATION OF CONSIDERATION. The Partnership and Purchaser agree to allocate the Consideration as follows, subject to adjustment as provided herein, in accordance with Section 1060 of the Code: Gateway Professional Center - $4,250,000; Park Plaza - $6,670,000; Poplar Towers - $5,000,000;
     Totem Valley Business Park - $7,200,000; Interest in Montrose Office Park Joint Venture - $19,155,600; Interest in Montrose Office Park Limited Partnership - $1,244,300; Interest in Equitec Venture Corp. III, Inc. - $100. Neither the Partnership nor Purchaser shall file any tax return or other document or otherwise take any position which is inconsistent with the allocation determined pursuant to this Subsection.

     4. CONDITIONS TO CLOSING/TOTEM VALLEY LEASE.

          (a) PURCHASER'S CONDITIONS PRECEDENT. Purchaser's Conditions Precedent as set forth below are precedent to Purchaser's obligation to acquire the Assets. The Purchaser's Conditions Precedent are intended solely for the benefit of Purchaser. If any of the Purchaser's Conditions Precedent are not satisfied, Purchaser shall have the right in its sole discretion either to waive such Purchaser's Condition Precedent and proceed with the Sale or terminate this Agreement by written notice to the Partnership and the Title Company.

                    (i) DELIVERIES BY PARTNERSHIP. The Partnership shall fulfill in all material respects its obligations under Section 5(c) hereof, except as otherwise set forth herein.

                    (ii) TITLE POLICY. Title Company shall be committed to issue a Title Policy at Closing for each Property showing fee or leasehold title, as applicable, to such insured Property vested in Purchaser, subject to the Permitted Exceptions.

                    (iii) DEFERRED MAINTENANCE. The Partnership shall have
               completed or shall cause to be completed the Deferred Maintenance on the Properties and the Related Property, or, to the extent such work has not been completed, Purchaser shall receive a credit at Closing, which credit shall be calculated based upon the agreed valuations set forth in Schedule 4.

                    (iv) NO ORDERS, ETC. No stay, order, judgment or decree
               shall have been entered, and not vacated, by a court or administrative agency or other governmental body, in any action which enjoins, materially restrains or prohibits the consummation of the Sale.

                    (v) REQUIRED CONSENTS. All material authorizations,
               consents, permits and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the Sale shall have been obtained.

               (b) THE PARTNERSHIP'S CONDITIONS PRECEDENT. The Partnership's Conditions Precedent as set forth below are precedent to the Partnership's obligation to transfer the Assets, and are intended solely for the benefit of the Partnership. If any of the Partnership's Conditions Precedent are not satisfied, the Partnership shall have the right in its sole discretion either to waive such Partnership's Condition Precedent and proceed with the Sale or terminate this Agreement by written notice to Purchaser and the Title Company.

                    (i) LIMITED PARTNER CONSENT. The Partnership shall have
               received the Consents on or before December 4, 1997.

                    (ii) AMENDMENTS. The Amendment shall have been approved by the Unitholders and executed by the General Partners before Closing.

                    (iii) RELEASE. If the Loan is not retired at Closing, the
               Partner ship shall have received a duly executed release in form and substance acceptable to the Partnership, pursuant to which Purchaser and the holder of the Loan as of the Closing Date shall release the Partnership, PB Properties and the Unitholders from any and all obligations and liabilities under the Loan Documents whether arising before, on or after the Closing Date (the "Release").

                    (iv) NO ORDERS, ETC. No stay, order, judgment or decree
               shall have been entered, and not vacated, by a court or administrative agency or other governmental body, in any action which enjoins, restrains or prohibits the consummation of the Sale.

                    (v) REQUIRED CONSENTS. All authorizations, consents, permits and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the Sale shall have been obtained.

                    (vi) DELIVERIES BY PURCHASER. The Partnership shall have
               received the balance of the total Consideration and the duly executed documents to be delivered by Purchaser pursuant to
               Section 5 hereof.

                    (vii) REPRESENTATIONS AND WARRANTIES. The representations
               and warranties of Purchaser shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date, as if made at and as of such date.

          (c) TOTEM VALLEY LEASE. Notwithstanding anything to the contrary contained herein, (i) the consent of the landlord under the Totem Valley Lease to an assignment of such lease shall in no event be a condition to Purchaser's obligation to close hereunder, and (ii) in the event that the landlord under the Totem Valley Lease exercises its right to terminate such lease without cause prior to or after Closing, no such termination shall effect the obligations of Purchaser hereunder or entitle the Purchaser to any credit or offset against the Consideration. The provisions of clause
     (ii) of this subparagraph shall survive the Closing.

     5. CLOSING AND ESCROW.

          (a) CLOSING DATE. The Closing shall be conducted through, and all items to be delivered shall be delivered to, the Title Company, on or before the Closing Date, which may be extended upon mutual written agreement of the parties.

          (b) ESCROW INSTRUCTIONS. Title Company shall hold the Earnest Money in accordance with the provisions of the Escrow Agreement. The Partnership and Purchaser hereby designate Title Company as the Reporting Person for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder.

          (c) THE PARTNERSHIP'S DELIVERIES TO ESCROW. At or before the Closing, the Partnership shall deliver to escrow the following, to the extent they have not already been delivered:

               (i) the duly executed and acknowledged Deeds for each Property (except with respect to the portion of one of the Properties leased by the Partnership under the Totem Valley Lease);

               (ii) a duly executed and acknowledged Assignment and Assumption of Lease with respect to the Totem Valley Lease;

               (iii) duly executed Assignments of Leases for each Property;

               (iv) duly executed Bills of Sale for each Property;

               (v) duly executed Assignments of Contracts for each Property;

               (vi) a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the code), and on which Purchaser is entitled to rely, that the Partnership not a foreign person within the meaning of Section 1445(f)(3) of the Code;

               (vii) a California Form 590 (or equivalent form for another appropriate state) from Purchaser certifying that the Partnership has a permanent place of business in California or such other state and is qualified to do business in California or such other state;

               (viii) the certificates representing 100% of the issued and outstanding shares of Equitec Venture Corp. III, Inc., duly endorsed by the Partnership in blank, or accompanied by stock powers duly executed by the Partnership in blank;

               (ix) the Interests Transfer Documents, duly executed by the Partnership as indicated; and

               (x) such original resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to the Partnership as shall be reasonably required by Purchaser and/or the Title Company in connection with its issuance of each Title Policy.

          (d) PURCHASER'S DELIVERIES TO THE PARTNERSHIP. At or before the Closing, Purchaser shall deliver or cause to be delivered to escrow the following:

               (i) a duly executed and acknowledged Assignment and Assumption of Lease with respect to the Totem Valley Lease;

               (ii) a duly executed Assignment of Leases for each Property;

               (iii) such original resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Purchaser as shall be reasonably required by the Partnership;

               (iv) a duly executed Assignment of Service Contracts for each Property;

               (v) if the Loan is not retired at Closing, the Release; and

               (vi) the Cash.

          (e) PAYMENT OF TAXES. Purchaser shall obtain any stock transfer stamps required and shall properly file, with the cooperation of the Partnership, on a timely basis all necessary tax returns, reports and forms and other documentation with respect to any stamp, transfer, notarial, documentary, sales, use, registration and other similar taxes or fees incurred in connection with the transfer of the Interests, and shall provide to the Partnership appropriate invoices evidencing all payments in connection therewith.

          (f) DEPOSIT OF OTHER INSTRUMENTS. The Partnership and Purchaser shall each deposit such other instruments as are reasonably required by Title Company in connection with its issuance of each Title Policy, provided, however, the Partnership shall have no obligation to execute any owner's affidavits or any indemnity required in order to remove "gap" or "creditors' rights" exceptions.

     6. CLOSING ADJUSTMENTS AND PRORATIONS. With respect to each Property and the Related Property, the following adjustments shall be made to the Consideration, and the following procedures shall be followed:

          (a) BASIS OF PRORATIONS. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 360-day year.

          (b) ITEMS NOT TO BE PRORATED. The Partnership will not assign to Purchaser any of the hazard insurance policies affecting the Properties or the Related Property in force as of the Closing Date. Therefore, there shall be no prorations or adjustments of any kind with respect to insurance premiums.

          (c) CLOSING ADJUSTMENTS. Prior to Closing, Purchaser shall prepare for review, comment and agreement by the Partnership a proration statement for each Property and the Related Property, and each party shall be credited or charged at the Closing, in accordance with the following:

               (i) RENTS. The Partnership shall account to Purchaser for any Rents actually collected by the Partnership or its affiliates for the rent period in which the Closing occurs, and Purchaser shall be credited for its share.

               (ii) EXPENSES.

                    a) PREPAID EXPENSES. To the extent Expenses have been paid prior to the Closing Date for the payment period in which the Closing occurs, the Partnership shall account to Purchaser for such prepaid Expenses, and the Partnership shall be credited for its pro rata share thereof for the period after the Closing Date.

                    b) NON-DELINQUENT UNPAID EXPENSES. To the extent
               non-delinquent Expenses relating to the payment period in which the Closing occurs are unpaid as of the Closing Date but have been billed or are subject to reasonably accurate estimation as outlined below, Purchaser shall be credited for the Partnership's pro rata share of such non-delinquent Expenses for the period prior to the Closing Date (unless already credited pursuant to Section 3(a)(ii)). Purchaser agrees to attempt to obtain partial bills which detail such unpaid Expenses through the Closing Date. To the extent Purchaser is unable to obtain such partial bills, Purchaser agrees to prepare an estimate of such Expenses relating to the payment period in which the Closing occurs, provided that such an estimate may be made with reasonable accuracy based upon prior bills and courses of dealing, and provided further that the Partnership approves the estimate.

                    c) PROPERTY TAXES. For purposes of this Subsection 6(c)(ii)
               hereof, the Title Company shall pro-rate property taxes based on the most recent available tax bills.

                    d) DELINQUENT EXPENSES. Delinquent Expenses shall not be
               adjusted or prorated and shall be borne by the Purchaser.

                         (iii) SECURITY DEPOSITS. The Partnership shall deliver
                    to Purchaser all security deposits, letters of credit and other collateral given to the Partnership under any of the Leases to the extent not applied pursuant to the terms of the Leases prior to the Closing Date.

                    (iv) TOTEM VALLEY LEASE. All rents, charges and other sums due under the Totem Valley Lease shall be prorated as of the Closing Date. Purchaser acknowledges that rent under the Totem Valley Lease is payable annually in advance and that the Partnership shall be entitled to a credit for its pro rata share of such prepaid rent.

               (d) POST-CLOSING ADJUSTMENTS. After the Closing Date and continuing for a period of thirty (30) days thereafter, but in no event after December 26, 1997, the Partnership and Purchaser shall meet from time to time to discuss adjustments in accordance with the following;

                    (i) NON-DELINQUENT RENTS. If Purchaser collects any
               non-delinquent Rents applicable to the month in which the Closing occurred, the Partnership's pro rata share of such Rents shall be paid to the Partnership immediately upon receipt.

                    (ii) DELINQUENT RENTS. If Purchaser collects from any Tenant
               Rents that were delinquent as of the Closing Date, then such Rents shall be applied in the following order of priority: first, to reimburse Purchaser for all reasonable out-of-pocket third-party collection costs actually incurred by Purchaser in collecting such Rents; second, to satisfy such Tenant's delinquent Rent obligations relating to the period before the Closing Date; and third, to satisfy such delinquent Rent obligations relating to the period including and after the Closing Date. The Partnership shall have no right to pursue the collection of such delinquent Rents. Purchaser agrees to actively pursue collection of such delinquent Rents.

                    (iii) SURVIVAL OF OBLIGATIONS. The obligations of the
               Partnership and Purchaser under Subsection 6(d) hereof shall survive the Closing for a period of thirty (30) days, but in no event later than December 26, 1997, and all such adjustments and payments to the entitled party shall be made prior to that time.

          (e) ALLOCATION OF CLOSING COSTS. Closing costs shall be allocated as set forth below; provided, however, that in the event that any real property transfer taxes which would be due in connection with the transfer of the Related Property are due with respect to the transfer of the Interests, such real property transfer taxes shall be the responsibility of Purchaser, notwithstanding any contrary local custom:


=================================================================================================
                                           Responsible Party
                    -----------------------------------------------------------------------------
                    Gateway
Closing             Prof.                            Poplar          Totem
Expense             Center          Park Plaza       Towers          Valley         Interests
-------             -------         ----------       ------          ------         ----------
Escrow Charges      Equal Split     Equal Split      Equal Split     Equal Split    Equal
                                                                                    Split
Title Charges       Partnership     Partnership      Purchaser       Partnership    Purchaser
Transfer Taxes      Equal Split     Equal Split      Purchaser       Partnership    Equal
                                                                                    Split
Recording Fees      Purchaser       Purchaser        Purchaser       Purchaser      N/A
=================================================================================================


     The provisions of this Subsection 6(e) shall survive the Closing.

          (f) ADJUSTMENTS REGARDING INTERESTS. Except as specifically set forth herein with respect to adjustments, prorations or credits to the Consideration based upon operations related to the Related Property, there shall be no adjustments, credits or prorations to the Consideration with respect to the transfer of Interests. On and after the Closing all liabilities, debts, obligations, expenses and payables of Montrose Office Park Joint Venture, Montrose Office Park Limited Partnership and Equitec Venture Corp. III, Inc., and of the

     Partnership with respect to the Interests, whether accruing on, before or after the Closing Date, including but not limited to liabilities for Taxes, shall be borne by Purchaser, and Purchaser shall indemnify and hold the Partnership, PB Properties and the Unitholders harmless with respect thereto, provided, however, that the Partnership shall remain liable for any taxes with respect to the Partnership's income or capital gains derived from the transfer of the Interests. The provisions of this Subsection 6(f) shall survive the Closing.

     7. THE PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES/PROPERTY CONDITION.

          (a) ORGANIZATION AND AUTHORIZATION. The Partnership hereby represents and warrants to Purchaser the matters set forth below:

               (i) The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, and is qualified to do business in the State of California.

               (ii) The Partnership has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by the Partnership and to consummate the transactions contemplated hereby. This Agreement and all documents executed by the Partnership which are to be delivered to Purchaser at Closing are or as of the Closing Date will be duly executed and delivered by the Partnership and are or at the time of Closing will be the legal, valid and binding obligation of the Partnership and is enforceable against the Partnership in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws. The Partnership is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

               (iii) The individuals executing this Agreement and the instruments referenced herein on behalf of the Partnership and its constituent entities, if any, have the legal power, right and actual authority to bind the Partnership to the terms and conditions hereof and thereof.

               (iv) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict, in any material respect, with any provision of the Partnership's organizational documents or any statute, regulation or rule, or, to the Partnership's actual knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which the Partnership is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (b) to the Partnership's actual knowledge result in any material breach or termination of any agreement or other instrument or obligation to which the Partnership is a party (other than any lease) or cause a lien or other encumbrance to attach to any of the Property, or violate the terms and provisions of the organizational documents of Montrose Office Park Limited Partnership, Montrose Office Park Joint Venture or Equitec Venture Corp. III, Inc., a California corporation, which would have a material adverse effect on the ownership of the Property. To the Partnership's actual knowledge, the Partnership is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by the Partnership of all of the material terms and conditions of this Agreement or compliance with any of the material obligations under it.

               (v) The Partnership is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

          (b) PROPERTY CONDITION. The Property is being sold and conveyed by Purchaser to the Partnership "AS IS, WHERE IS, WITH ALL FAULTS", in such condition as the same may be on the Closing Date, without any representations and warranties by the Partnership as to any conditions of the Property, including, without limitation, surface and subsurface environmental conditions, whether latent or patent. The Partnership makes no guarantee, warranty or representation, express or implied, as to the quality, character, or condition of the Property (or any part thereof) or the fitness of the Property (or any part thereof) for any use or purpose or any representation as to the nonexistence of any toxic or hazardous waste. Purchaser shall have no claim, in law or in equity against the Partnership, PB Properties or the Unitholders, based upon the condition of the Property or the failure of the Property to meet any standards. In no event shall the Partnership, PB Properties or the Unitholders be liable for any incidental, special, exemplary or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property. Purchaser represents and warrants to the Partnership that Purchaser has had ample opportunity to make a proper inspection, examination and investigation of the Property to familiarize itself with its condition. Purchaser agrees that it accepts the condition of the Property hereunder, and it shall purchase and accept title to the Property including any and all environmental conditions. In the event that any hazardous substances are discovered on, at or under the Property, Purchaser shall not maintain any action or assert any claim against the Partnership, its successors and their respective members, employees and agents or PB Properties or the Unitholders arising out of or relating to any such hazardous substances, including, without limitation, any action or claim for contribution or the generation, use, handling, treatment, removal, storage, decontamination, cleanup, transport or disposal thereof.

          (c) TITLE TO INTERESTS. To the Partnership's actual knowledge, the Interests are not subject to any liens, encumbrances or claims of creditors other than restrictions on transfer, if any, arising out of federal and state securities laws.

          (d) NO OTHER REPRESENTATIONS OR WARRANTIES. Except as may be expressly set forth herein, neither the Partnership nor any of its affiliates, agents or representatives has made, and neither are making any representation or warranty, written or oral, express or implied, whether of merchantability, quality, suitability or fitness for a particular purpose, with respect to the Property, the Loan, the Related Property, the Interests, any assets, properties, liabilities, business, financial condition or prospects of the entities related to the Interests or any other matter whatsoever, and in making its decision to enter into this Agreement and consummate the Sale, Purchaser has not relied upon any representation, warranty, statement, advice, document, projection or other information of any type provided by the Partnership or its affiliates, agents or representatives other than the representations, warranties, covenants and other agreements expressly set forth in this Agreement, provided, however, the Partnership makes no representation or warranty with respect to the accuracy of Schedules 3, 4, 5 and 6 hereto, or to any Schedule which may be attached to Exhibits B or C hereto.

     8. PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser hereby represents and warrants to the Partnership as follows:

          (a) GPLP is a duly organized and validly existing limited partnership in good standing under the laws of the State of California, and GLB is a duly organized and validly existing corporation under the laws of the State of Maryland. This Agreement and all documents executed by Purchaser which are to be delivered to the Partnership at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Purchaser, and are or at the Closing will be legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms, except as the enforcement thereof may be limited by applicable Creditor's Rights Laws, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Purchaser is subject. Purchaser is not presently subject to any bankruptcy, insolvency, reorganization, moratorium or similar proceeding.

          (b) Purchaser has made an independent investigation with regard to the Assets and Purchaser's intended use thereof.

          (c) There is no litigation pending or, to Purchaser's knowledge after reasonable inquiry, threatened, against Purchaser or any basis therefor that might materially and detrimentally affect the ability of Purchaser to perform its obligations under this Agreement. Purchaser shall notify the Partnership promptly of any such litigation of which Purchaser becomes aware.

          (d) Purchaser has adequate funds or available credit resources (independent of the existing Loan) to pay the Consideration (without credit for the Loan) on the Closing Date as provided herein.

          (e) The individuals executing this Agreement and the instruments referenced herein on behalf of Purchaser and its constituent entities, if any, have the legal power, right and actual authority to bind Purchaser to the terms and conditions hereof and thereof.

          (f) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict with any provision of Purchaser's organizational documents or any statute, regulation or rule, or, to Purchaser's knowledge after reasonable inquiry, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Purchaser is subject, or (b) result in any breach or the termination of any lease, agreement or other instrument or obligation to which Purchaser is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, or violate the terms and provisions of the organizational documents of Montrose Office Park Limited Partnership, Montrose Office Park Joint Venture, Equitec Venture Corp. III, Inc. or Purchaser. Purchaser is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Purchaser of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

          (g) All representations and warranties set forth herein shall be true as of the Effective Date and the Closing Date.

     9. INDEMNIFICATION BY PURCHASER. Purchaser agrees to indemnify the Partnership, PB Properties and the Unitholders and defend and hold the Partnership, PB Properties and the Unitholders harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys fees, asserted against, incurred or suffered by the Partnership resulting from or arising out of (i) Purchaser's inspection of the Properties and the Related Property prior to or on the Closing Date; (ii) the operation and maintenance of the Property and the Related Property by Purchaser on and after the Closing Date, including but not limited to any personal injury or property damage first occurring in, on or under the Property or the Related Property during Purchaser's ownership thereof, from any cause whatsoever; (iii) the failure of Purchaser to perform any obligations under the Loan Documents to be performed by the borrower after the Closing Date; (iv) any act or omission to act whether before or after Closing with respect to the Interests; (v) provided the Partnership maintains all insurance currently maintained by the Partnership with respect to the Properties and the Related Property through the Closing Date, the operation and maintenance of the Property and the Related Property prior to the Closing Date, including but not limited to any personal injury or property damage from any cause whatsoever, and (vi) any claim of default or breach of lease, and any acts or omissions by the landlord under the Totem Valley Lease which relate to or arise out of the assignment of such lease hereunder without the consent of the landlord. The provisions of this Section shall survive the Closing or in the case of clause (i) any termination of this Agreement.

     10. RISK OF LOSS.

          (a) NOTICE OF LOSS. If, prior to the Closing Date, any portion of the of the Property or the Related Property suffers a Minor or Major Loss, Purchaser shall immediately notify the Partnership of that fact, which notice shall include sufficient detail to apprise the Partnership of the current status of the Property or the Related Property, as applicable, following such loss.

          (b) MINOR LOSS. Purchaser's obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds collected by the Partnership or its affiliates as a result of such Minor Loss. If the proceeds have not been collected as of the Closing, then the Partnership's or its affiliates' right, title and interest to such proceeds shall be assigned to Purchaser.

          (c) MAJOR LOSS. In the event of a Major Loss, the Partnership shall have the option to adjourn the Closing Date for such reasonable period as may be required to repair the Major Loss, or if the Partnership elects not to repair the Property, Purchaser may, at its option to be exercised by written notice to the Partnership within twenty (20) days of the Partnership's notice to Purchaser of its election, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Assets in accordance with the terms hereof for the full Consideration, subject to the following. If Purchaser elects to proceed with the acquisition of the Assets in accordance with the terms hereof, then the Closing shall be postponed to the later of the Closing Date or the date which is five (5) days after Purchaser makes such election and, upon the Closing, Purchaser shall be given a credit against the Consideration equal to the amount of any insurance proceeds collected by the Partnership or its affiliates as a result of such Major Loss. If the proceeds have not been collected as of the Closing, then the Partnership's or its affiliates' right, title and interest to such proceeds shall be assigned to Purchaser, and the Partnership will cooperate with Purchaser as reasonably requested by Purchaser in the collection of such proceeds. If

     Purchaser fails to give the Partnership notice within such 20-day period, then Purchaser will be deemed to have elected to terminate this Agreement.

     11. CONDEMNATION

     If, prior to the Closing Date, all or any portion of any Property or the Related Property is condemned or taken by eminent domain, then this Agreement shall nevertheless remain in full force and effect without any abatement of the Consideration. In such event, the Partnership shall convey such Property to Purchaser at the Closing in its then condition, and, subject to the rights of the holder of the Loan, Purchaser shall be entitled to receive all net or condemnation awards otherwise payable to the Partnership or its affiliates as a result of such loss or damage and, in full satisfaction of any claims by Purchaser against the Partnership, the Partnership or its affiliates shall assign to Purchaser, without recourse or warranty of any nature whatsoever, all of the Partnership's or its affiliates' right, title and interest in and to any claims the Partnership may have to any condemnation awards, as well as all rights or pending claims of the Partnership or its affiliates with respect to such condemnation or taking of such Property, and the Partnership or its affiliates shall pay to Purchaser all payments theretofore made by such condemning authorities as a result of such loss after deducting therefrom the costs of collection thereof.

     12. THE PARTNERSHIP'S CONTINUED OPERATION OF THE PROPERTIES.

          (a) GENERAL. Except as otherwise contemplated or permitted by this Agreement or approved by Purchaser in writing, from the Effective Date to the Closing Date, the Partnership or its affiliates will operate, maintain, repair and lease each of the Properties and the Related Property in a prudent manner, in the ordinary course of business, on an arm's-length basis and consistent with its past practices (and without limiting the foregoing, the Partnership or its affiliates shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property and the Related Property, enforce leases in all material respects including eviction proceedings against all Tenants with delinquencies in excess of 30 days, pay all costs and expenses of the Property and the Related Property, including, without limitation, debt service, real estate taxes and assessments, and maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Properties or the Related Property or any part thereof or of the Interests, except for dispositions of personal property in the ordinary course of business.

     Between the Effective Date and the Closing, the Partnership or its affiliates shall continue to undertake those capital improvements listed on
     Schedule 4 with respect to the Properties and the Related Property in the ordinary course of business.

          (b) ACTIONS REQUIRING PURCHASER'S CONSENT. Notwithstanding the above terms of this Section, the Partnership shall not, without the prior written approval of Purchaser, take any of the following actions:

               (i) LEASES. Execute or renew any Lease; or terminate any Lease; or modify or waive any material term of any Lease;

               (ii) CONTRACTS. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property.

               (iii) LOAN DOCUMENTS. Waive or modify any material term under any Loan Document.

          (c) COST OF TENANT IMPROVEMENTS AND LEASING COMMISSIONS. In connection with any new leases or modifications of existing Leases entered into between the Effective Date and the Closing and approved by Purchaser, the cost of tenant improvement work and leasing commissions shall be prorated between Purchaser and the Partnership in proportion to the ratio between the portion of the new lease term prior to the Closing Date and the portion of the new lease term after the Closing Date.

     13. COOPERATION BEFORE CLOSING. The Partnership and Purchaser shall cooperate and do such acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby. The Partnership shall not be required to pay any sums whatsoever in connection with obtaining the consent of the landlord under the Totem Valley Lease to the assignment of such lease contemplated hereunder, and the Purchaser shall be primarily responsible for obtaining such consent. Prior to the Closing, Purchaser will execute and file, or join in the execution and filing of any application or other document (including, but not limited to, any filing with the Securities Exchange Commission) that may be necessary in order to obtain the authorization, approval or consent of any governmental entity that may be required in connection with the consummation of the Sale, and will use its best efforts to obtain, or, as applicable, to assist the Partnership in obtaining, all such authorizations, approvals and consents.

     14. NON-CONSUMMATION OF THE TRANSACTION. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

          (a) NO DEFAULT. If the transaction is not consummated for a reason other than a default by one of the parties, then (i) Title Company and each party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder; (ii) the Partnership and Purchaser shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any party as provided herein shall not relieve either party of any liability it may have for its wrongful failure to close.

          (b) DEFAULT BY THE PARTNERSHIP. If the transaction is not consummated as a result of a default by the Partnership, then Purchaser may as its sole recourse either (i) terminate this Agreement by delivery of notice of termination to the Partnership, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Purchaser, and
     (B) the Partnership shall pay to Purchaser any actual title, escrow, and legal fees incurred by Purchaser, but in no event to exceed $15,000, in which case neither party shall have any further rights or obligations hereunder; or (ii) continue this Agreement pending Purchaser's action for specific performance.

          (c) DEFAULT BY PURCHASER. If the Closing does not occur as a result of a default by Purchaser, then (i) Purchaser shall pay all escrow cancellation charges, (ii) Title Company shall deliver the Earnest Money together with interest earned thereon to the Partnership as its full and complete liquidated damages and its sole and exclusive remedy for Purchaser's default. If the transaction is not consummated because of a default by Purchaser, the Earnest Money together with the interest accrued thereon shall be paid to and retained by the Partnership as liquidated damages. THE PARTIES HAVE AGREED THAT THE PARTNERSHIP'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY PURCHASER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW,
     THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF THE PART

     -NERSHIP'S DAMAGES AND AS THE PARTNERSHIP'S EXCLUSIVE REMEDY AGAINST PURCHASER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF PURCHASER.

                     INITIALS: Partnership ___ Purchaser ___

     15. MISCELLANEOUS.

          (a) DISCLOSURE OF TRANSACTION. Except as may be required to comply with the requirements of any applicable laws (including, but not limited to, the Securities Act of 1933, as amended from time to time (the "Securities Act"), and the Securities Exchange Act of 1934, as amended from time to time (the "Securities Exchange Act")), neither party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby except in accordance with the following. The Partnership shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of Purchaser, which shall not be unreasonably withheld. Purchaser shall not publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby unless Purchaser has obtained the prior written consent of the Partnership, which shall not be unreasonably withheld.

          (b) POSSESSION. Possession of the Real Property and the Personal Property shall be delivered to Purchaser upon the Closing.

          (c) NOTICES. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

If to Purchaser:                               If to the Partnership:
Glenborough Realty Trust Incorporated          Prudential-Bache/Equitec
400 South El Camino Real, 11th Floor             Real Estate Partnership

San Mateo, CA 94402-1708                       One Seaport Plaza, 28th Floor
Attention: Andrew Batinovich                   New York, NY 10292-0128
                                               Attention: Mr. Brian J. Martin

with a copy to:                                with a copy to:
Glenborough Realty Trust Incorporated          Skadden, Arps, Slate, Meagher
400 South El Camino Real, 11th Floor             & Flom LLP
San Mateo, CA 94402-1708                       919 Third Avenue
Attention: Stephen Saul                        New York, NY  10022
                                               Attention:  Wallace L. Schwartz

          (d) BROKERS AND FINDERS. Neither party has had any contact or dealings regarding the Assets, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the Sale contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subsection shall survive the Closing.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns. Neither Purchaser nor the Partnership shall have the right to assign its interest in this Agreement. The Partnership's obligations hereunder and under any document executed by the Partnership pursuant to this Agreement shall be joint and several.

          (f) AMENDMENTS. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by the Partnership and Purchaser.

          (g) GOVERNING LAW. This Agreement has been negotiated and executed in New York County, New York and the substantive laws of the State of New York, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

          (h) MERGER OF PRIOR AGREEMENTS. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof.

          (i) ARBITRATION OF DISPUTES. Any controversy, claim, counterclaim, or disputes between or among the parties hereto arising out of or relating to the interpretation, application, breach or enforcement of this Agreement or any related agreements or instruments ("Subject Documents") ("Dispute"), shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association
     (AAA) or Judicial Arbitration and Mediation Services, Inc. (JAMS). If mediation is not used, or if it is used and it fails to resolve the Dispute within 30 days from the date AAA or JAMS is engaged, then the Dispute shall be determined by neutral binding arbitration in accordance with the Commercial Arbitration Rules then in effect of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, notwithstanding any other choice of law provision(s) herein or in the Subject Documents. Any controversy concerning whether a Dispute is arbitrable shall be determined by the arbitrator(s). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. The parties hereto agree that the arbitrator shall be empowered to grant equitable, as well as legal, relief, including, without limitation, the power to compel specific performance of this Agreement. The parties further consent that the initiation of mediation and/or arbitration pursuant to these provisions shall constitute an action or the equivalent for purposes of determining a party's right to file a lis pendens in the official records of the jurisdiction where the Property is/are located. The parties consent that judgment on the award rendered may be entered in any state court sitting in New York County, New York, and that any mediation and/or arbitration shall take place in New York, New York.

          (j) ENFORCEMENT. If either party fails to perform any of its obligations under this Agreement or if a dispute arises between the parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

          (k) TIME OF THE ESSENCE. Time is of the essence of this Agreement.

          (l) SEVERABILITY. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

          (m) MARKETING. The Partnership agrees not to market the Assets or actively solicit competing offers from any other prospective purchasers, unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to take such actions.

          (n) CONFIDENTIALITY. Purchaser and, except as permitted under Section 15(m) above, the Partnership shall each maintain as confidential any and all material or information about the other or, in the case of Purchaser and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and the Partnership, to Purchaser's investment bankers, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law (including, but not limited to, the Securities Act and the Securities Exchange Act).

          (o) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          (p) ADDENDA, EXHIBITS AND SCHEDULES. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporate herein by this reference as though set forth herein in full.

          (q) CONSTRUCTION. Headings at the beginning of each section and subsection are solely for the convenience of the parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. In the event the date on which the Partnership or Purchaser is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

          (r) SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS. Except as otherwise expressly set forth herein, none of the representations, warranties and indemnifications contained in this Agreement shall survive the Closing.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By   Prudential-Bache Properties, Inc.,
     a Delaware corporation,
     its General Partner

     By  /s/ BRIAN J. MARTIN
         ------------------------------
         Brian J. Martin
         President

Date:  October 13, 1997

PURCHASER

Glenborough Realty Trust Incorporated,
a  Maryland corporation

By  /s/ ANDREW BATINOVICH
    -----------------------------------
    Andrew Batinovich
    President


Glenborough Properties, L.P.,
a California limited partnership

By Glenborough Realty Trust Incorporated, a Maryland corporation, its General Partner


    By  /s/ ANDREW BATINOVICH
        --------------------------------
        Andrew Batinovich
        President

Date:  October 9, 1997

                                   ADDENDUM I

                                   DEFINITIONS

Terms used in this Agreement shall have the meanings set forth below:

1. ADDITIONAL RENTS. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of operating expenses or common area expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

2. AGREEMENT. This Agreement between the Partnership and Purchaser, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

3. AMENDMENTS. The amendment of the Amended and Restated Agreement of Limited Partnership, dated as of February 11, 1985 and as subsequently amended, by and among the General Partners and Limited Partners of the Partnership (as defined therein) to permit (a) the purchase by an affiliate of Glenborough of the Assets, and (b) the effectuation of the Plan by the Partnership's General Partners on behalf of the Partnership.

4. ASSIGNMENT AND ASSUMPTION OF LEASE. An Assignment and Assumption of Lease, without recourse, in form acceptable to the Partnership in its sole discretion, with respect to the Partnership's interest, as tenant, under the Totem Valley Lease.

5. ASSIGNMENT OF CONTRACTS. An Assignment and Assumption of Service Contracts, Guaranties and Warranties and Other Intangible Property in the form of Exhibit D attached hereto.

6. ASSIGNMENT OF LEASES. An Assignment and Assumption of Leases in the form of Exhibit B attached hereto.

7.   ASSETS. The Property, together with the Interests.

8.   BILL OF SALE. A Bill of Sale in the form of Exhibit C attached hereto.

9. CASH. Immediately available funds to be paid by Purchaser at the Closing, as provided in Section 3 hereof.

10.  CODE. As defined in Section 3(b) hereof.

11. CLOSING. The delivery of the Deeds, and the Assignment and Assumption of Lease, and the other documents required to be delivered hereunder and the payment of the Consideration.

12. CLOSING DATE. The first Tuesday that is not less than five days after the Partnership's receipt of the Consents, subject to extension as provided herein, but in no event later than December 9, 1997.

13. CONSENTS. The written consent of the Unitholders to the Plan pursuant to the Solicitation of Consents.

14. CONSIDERATION. The total consideration to be paid by Purchaser to the Partnership as described in Section 3 hereof.

15. CONTRACTS. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property or the Related Property, if any.

16. CREDITORS' RIGHTS LAWS. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

17. DEED. A quit claim deed or deed without covenants if a quit claim deed can not be utilized in a jurisdiction where a Property is located; so long as the Title Company is willing to issue a policy of title insurance which is customary in the applicable jurisdiction containing no exceptions from coverage solely out of the delivery by the Partnership of a quit claim deed or deed without covenants).

18. DEFERRED MAINTENANCE. Those items of deferred maintenance for the Properties and the Related Property, as shown on Schedule 4 attached.

19.  EARNEST MONEY. An earnest money deposit paid by Purchaser pursuant to
     Section 3 hereof, in the amount of $1,000,000.

20. EFFECTIVE DATE. The date this Agreement is signed by the Partnership or Purchaser, whichever signs last.

21. ESCROW AGREEMENT. The Escrow Agreement attached hereto as Exhibit G, to be executed by Title Company, the Partnership and Purchaser simultaneously with the execution of this Agreement.

22. EXPENSES. All operating expenses normal to the operation and maintenance of the Property and the Related Property, including without limitation real property taxes and assessments; current installments of any improvement bonds or assessments which are a lien on the Property or the Related Property or which are pending and may become a lien on the Property or the Related Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; permits, licenses and inspection fees; and interest on the Loan.

23.  FIXED RATE PRICE ADJUSTMENT. As defined in the Loan Documents.

24.  FIXED RENTS. The fixed periodic rental payments under any Lease.

25. GENERAL INTANGIBLES. To the extent assignable, all general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of the Partnership's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, used at or relating to the Real Property.

26. GENERAL PARTNERS. Collectively, Glenborough Corporations, Robert Batinovich, and Prudential-Bache Properties, Inc.

27.  GLB. Glenborough Realty Trust Incorporated, a Maryland corporation.

28.  GPLP. Glenborough Properties, L.P., a California limited partnership.

29.  GLENBOROUGH. Glenborough Corporation, together with Robert Batinovich.

30. IMPROVEMENTS. All buildings, parking lots, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by the Partnership and constitute realty under the laws of the state in which the Land is located.

31. INTERESTS. All of the Partnership's direct and indirect interests in a joint venture whose sole asset is the Related Property, said Interests being more particularly described as follows: all right, title and interest of the Partnership in and to Montrose Office Park Limited Partnership, a Maryland limited partnership, Montrose Office Park Joint Venture, a Maryland single purpose general partnership, and Equitec Venture Corp. III, Inc., a California corporation.

32. INTERESTS TRANSFER DOCUMENTS. An Assignment of Partnership Interests in Montrose Office Park Limited Partnership and An Assignment of Joint Venture/General Partnership Interest in Montrose Office Park Joint Venture, in the form set forth in Exhibits E and F attached hereto.

33. LAND. The land described in Schedule I attached hereto, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

34. LEASES. The leases listed in the Rent Roll, together with any leases approved by Purchaser pursuant to Section 12 hereof.

35.  LOAN. The mortgage loan or loans described in Schedule 5 attached hereto.

36. LOAN DOCUMENTS. All notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by the Partnership and all amendments, modifications and supplements thereto relating to the Loan.

37. MAJOR LOSS is defined as any damage or destruction to any Real Property or to the Related Property as to which the cost to repair exceeds 10% of the Consideration.

38. MINOR LOSS is defined as any such damage or destruction that is not a Major Loss.

39.  PARTNERSHIP. As defined in the recitals hereto.

40. PARTNERSHIP'S CONDITIONS PRECEDENT. Conditions precedent to the Partnership's obligations to consummate this transaction, as set forth in
     Section 4 hereof.

41. PB PROPERTIES. Collectively, Prudential-Bache Properties, Inc. and its affiliates.

42.  PERMITTED EXCEPTIONS. The Leases and the exceptions to title set forth on
     Schedule 2 hereto.

43. PERSONAL PROPERTY. All of the Partnership's right, title and interest in and to the personal property and any interest therein owned by the Partnership, if any, located on the Real Property and used in the operation or maintenance of the Real Property, including, without limitation, all licensed software and any personal computer based security system.

44. PLAN. The plan of action, which consists of (i) the Sale, (ii) the Amendments, and (iii) one or more liquidating distributions to the Unitholders and the General Partners and, after providing for the payment of all expenses and other liabilities of the Partnership, the dissolution and termination of the Partnership and subsequent liquidation.

45. PROPERTY. The Partnership's fee or leasehold interest, as applicable, in the Real Property, together with the Leases, the Personal Property, the General Intangibles, and the Contracts.

46.  PURCHASER. As defined in the recitals hereto.

47. PURCHASER'S CONDITIONS PRECEDENT. Conditions precedent to Purchaser's obligation to consummate this transaction, as set forth in Section 4 hereof.

48.  REAL PROPERTY. The Land and Improvements.

49. RELATED PROPERTY. That certain real property and improvements located in Rockville, Maryland, and commonly known as the Montrose Office Park, as more particularly described on Schedule 6.

50.  RELEASE. As defined in Subsection 4(b)(ii) hereof.

51. RENT ROLL. The list of each of the Leases as of the date of this Agreement, attached hereto as Schedule 3.

52.  RENTS. Fixed Rents and Additional Rents.

53.  SALE. As defined in the recitals hereto.

54.  SECURITIES ACT. As defined in Section 15(a) hereof.

55.  SECURITIES EXCHANGE ACT. As defined in Section 15(a) hereof.

56. SERVICE CONTRACTS. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

57. SOLICITATION OF CONSENTS. The solicitation of written consents by Prudential-Bache Properties, Inc. in its capacity as the managing general partner of the Partnership.

58. TAXES. All net income, capital gains, gross income, gross receipt, sales, use, transfer, ad valorem, franchise, tariffs, profits, license, capital, withholding, payroll, employment, excise, goods and services, severance, stamp, occupation, premium, property, windfall profits or other tax or customs duties, or any interest, any penalties, additions to tax or additional amounts incurred or accrued under applicable tax law or assessed or charged by any taxing authority.

59.  TENANT(S). Each and all tenants as listed on the Rent Roll.

60. TITLE COMPANY. Chicago Title Insurance Company, whose address is: 700 South Flower Street, Suite 900, Los Angeles, CA 90017.

61. TITLE POLICY. A policy of extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70), issued by Title Company in the amounts set forth below, subject to adjustment in accordance with any adjustments in the portion of the Consideration applicable to such Properties, showing fee or leasehold title, as applicable, vested in Purchaser subject only to the Permitted Exceptions: Gateway Professional Center - $4,250,000; Park Plaza - $6,670,000; Totem Valley Business Park - $7,200,000; Poplar Towers - $5,000,000.

62. TOTEM VALLEY LEASE. Lease dated March 15, 1987, by and between Burlington Northern Railroad Company, as landlord, and the Partnership, as tenant, as amended by agreement by and between The Burlington Northern And Santa Fe Railway Company and the Partnership, a memorandum of which amendment was recorded on

     April 9, 1997, which lease relates to "Parcel H" on the legal description for Totem Valley Business Park, Seattle Washington, set forth on Schedule 1 attached hereto.

63.  UNITHOLDERS. As defined in the recitals hereto.

                                    EXHIBIT A

                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") dated as of ______________, 1997, is entered into by and between Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership ("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                              W I T N E S S E T H:

     WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as ________________ (the "Property") as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the "Leases"); and

     WHEREAS, Assignor has entered into that certain Purchase Agreement (the "Agreement") by which title to the Property is being transferred to Assignee; and

     WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

          1. Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee, without recourse, all of its right, title and interest in and to the Leases, and any guarantees related thereto.

          2. Effective as of the Closing Date, Assignee hereby assumes all of the lessor's obligations arising after the Closing Date under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, arising out of facts or circumstances occurring subsequent to the Closing Date and arising out of the lessor's obligations under the Leases.

          3. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Agreement.

          4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

          5. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

          6. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNEE                                   ASSIGNOR
Glenborough Properties, L.P.,              Prudential-Bache/Equitec Real Estate
a California limited partnership           Partnership,
                                           a California limited partnership

By Glenborough Realty Trust Incorporated,  By Prudential-Bache Properties, Inc.,
   a Maryland corporation,                 a Delaware corporation,
   its General Partner                     its General Partner

   By                                      By
      -----------------------------------     ----------------------------------
      Name:                                   Name:
      Title:                                  Title:

                                    EXHIBIT A
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                     TO ASSIGNMENT AND ASSUMPTION OF LEASES

                                    RENT ROLL

                                    EXHIBIT B

                                  BILL OF SALE


     For good and valuable consideration the receipt of which is hereby acknowledged, Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), does hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Purchaser"), all personal property owned by the Partnership and located on or in or used in connection with the Real Property (as defined in that certain Purchase Agreement relating to the real property, between the Partnership and Purchaser), including, without limitation, those items described in Schedule 1 attached hereto.


     Dated: _____________, 1997

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By  Prudential-Bache Properties, Inc.,
    a Delaware corporation,
    its General Partner

    By
      --------------------------------------------
         its
            --------------------------------------

                                   SCHEDULE 1
                                 TO BILL OF SALE

                                PERSONAL PROPERTY

                                    EXHIBIT C

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

         This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of _______, 1997, by Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership ("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee"), pursuant to that certain Purchase Agreement (the "Agreement") between Assignor and Assignee relating to the Real Property (as defined in the Agreement).

         For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement),
Assignor hereby assigns and transfers unto Assignee, without recourse, all of its right, title, claim and interest in and under:

          (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

          (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

          (c) any General Intangibles (as defined in the Agreement).

     Assignor and Assignee further hereby agree and covenant as follows:

          1. Effective as of the Closing Date, Assignee hereby assumes all of Assignor's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Closing Date and arising out of the owner's obligations under the Service Contracts.

          2. Assignor and Assignee shall, at the reasonable request of the other party, execute, acknowledge, and deliver any further instruments to carry out effectively the intent of this Assignment.

          3. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

          4. This Assignment shall be governed by and construed in accordance with laws of the State of New York.

          5. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNEE                                  ASSIGNOR

Glenborough Properties, L.P.,             Prudential-Bache/Equitec Real Estate
a California limited partnership          Partnership,
                                          a California limited partnership

By Glenborough Realty Trust Incorporated, By  Prudential-Bache Properties, Inc.,
   a Maryland corporation,                    a Delaware corporation,
   its General Partner                        its General Partner

   By                                         By
     -----------------------------------         -------------------------------
     Name:                                       Name:
     Title:                                      Title:

                                    EXHIBIT A
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

                            REAL PROPERTY DESCRIPTION

                                   SCHEDULE 1
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                            WARRANTIES AND GUARANTIES

                                   SCHEDULE 2
                                       TO
                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

                                SERVICE CONTRACTS

                                    EXHIBIT D

                            CERTIFICATE OF TRANSFEROR
                            OTHER THAN AN INDIVIDUAL
                               (FIRPTA AFFIDAVIT)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located at _________, __________, that withholding of tax is not required upon the disposition of such U.S. real property interest by Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership"), the undersigned hereby certifies the following on behalf of the Partnership:

          1. The Partnership is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

          2. The Partnership's U.S. employer identification number is 94-2949474; and

          3. The Partnership's office address is Prudential-Bache/Equitec Real
                                                 Estate Partnership
                                                 One Seaport Plaza, 28th Floor
                                                 New York, NY 10292-0128

     The Partnership understands that this certification may be disclosed to the Internal Revenue Service by Purchaser and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Partnership.

         Dated:  __________, 1997


                                         ---------------------------------------

                                         ---------------------------------------
                                         on behalf of:

                                         Prudential-Bache/Equitec Real Estate
                                         Partnership,
                                         a California limited partnership

                                    EXHIBIT E
                       ASSIGNMENT OF PARTNERSHIP INTERESTS
                                       IN
                    MONTROSE OFFICE PARK LIMITED PARTNERSHIP

     The undersigned Assignor (the "Assignor") owns a 99.992% general partnership interest (the "Partnership Interest") in Montrose Office Park Limited Partnership, a Maryland limited partnership (the "Partnership") formed pursuant to that certain Certificate and Agreement of Limited Partnership dated as of June 13, 1980 and recorded in Liber 5536, at folio 195 in the Clerk's Office of Montgomery County, Maryland, as amended by First Amendment of Certificate and Agreement of Limited Partnership made as of March 1, 1981, and as restated by Restated Certificate of Limited Partnership dated October 15, 1984 and as further amended (insert re any further amendments) (the "Partnership Agreement").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers and assigns, without recourse, 100% of the Partnership Interest to Glenborough Properties, L.P., a California limited partnership, including, but not limited to, all of the capital, profits, losses and distributions of the Partnership and each item of income, loss, deduction and credit and any other items to which the Partnership Interest is entitled. The Partnership Interest constitutes all of the right, title and interest of the Assignor as a partner, general or limited, in the Partnership.

     IN WITNESS WHEREOF, the Assignor has executed this Assignment of Partnership Interest on this ___ day of _______________, 1997.

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP a California limited partnership

         By: Prudential-Bache Properties, Inc.,
             a Delaware corporation,
             its General Partner

             By: ______________________________
                      Name:
                      Title:

                                    EXHIBIT F

            ASSIGNMENT OF JOINT VENTURE/GENERAL PARTNERSHIP INTERESTS
                                       IN
                       MONTROSE OFFICE PARK JOINT VENTURE

         The undersigned Assignor (the "Assignor") owns a 93.9% General Partnership interest (the "Partnership Interest") in Montrose Office Park Joint Venture, a Maryland single purpose general partnership (the "Partnership") formed pursuant to that certain Joint Venture Agreement dated as of November 12, 1981 and as amended (insert re any further amendments) (the "Agreement").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby transfers and assigns, without recourse, 100% of the Partnership Interest to Glenborough Properties, L.P., a California limited partnership, including, but not limited to, all of the capital, profits, losses and distributions of the Partnership and each item of income, loss, deduction and credit and any other items to which the Partnership Interest is entitled. The Partnership Interest constitutes all of the right, title and interest of the Assignor as a partner in the Partnership.

        IN WITNESS WHEREOF, the Assignor has executed this Assignment of Partnership Interest on this __________ day of _____________, 1997.

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP a California limited partnership

         By:  Prudential-Bache Properties, Inc.,
              a Delaware corporation,
              its General Partner

              By: ______________________________
                  Name:
                  Title:

                                   SCHEDULE G

                                ESCROW AGREEMENT

         Agreement made this ____ day of October, 1997 by and among Glenborough Realty Trust Incorporated and Glenborough Properties, L.P. (Collectively
"PURCHASER"), and Prudential-Bache/Equitec Real Estate Partnership ("SELLER"), and Chicago Title Insurance Company, Inc., as escrow agent ("ESCROW AGENT").

     1. The Parties hereto agree that the sum of $1,000,000 (the "ESCROW AMOUNT"), to be held pursuant to a Purchase Agreement between Seller and Purchaser of even date herewith (the "CONTRACT"), shall be held in escrow by the Escrow Agent upon the terms and conditions set forth herein.

     2. (a) The Escrow Agent shall deliver the Escrow Amount then in its possession in accordance with Paragraph 3 hereof to Seller (i) upon the Closing, as that term is used in and in accordance with the Contract or (ii) in the event that Seller makes a written demand therefor stating that Purchaser has failed to perform Purchaser's obligations under the Contract.

          (b) Escrow Agent shall return the Escrow Amount then in its possession in accordance with Paragraph 3 hereof to Purchaser in the event that Purchaser makes a written demand therefor stating (i) that Seller has failed to perform Seller's obligations under the Contract or (ii) that Purchaser is otherwise entitled to the return of the Escrow Amount in accordance with the terms of the Contract.

          (c) In the event that Escrow Agent intends to release the Escrow Amount and any interest earned thereon in accordance with Paragraph 3 hereof to either party pursuant to Paragraph 2(a)(ii) or 2(b) hereof, then Escrow Agent shall give to the other party not less than ten days prior written notice of such fact and, if Escrow Agent actually receives written notice during such ten day period that such other party objects to the release, then Escrow Agent shall not release the Escrow Amount and any such dispute shall be resolved as provided herein.

          (d) In the event that a dispute shall arise as to the disposition of the Escrow Amount or any other funds held hereunder in escrow, Escrow Agent shall have the right, at its option, to either hold the same or deposit the same with a court of competent jurisdiction pending decision of such court, and Escrow Agent shall be entitled to rely upon the decision of such court.

          (e) Escrow Agent may commingle the Escrow Amount with other funds held in its "trustees account".

          (f) Escrow Agent shall hold the Escrow Amount in a savings bank account or a liquid assets account in the City of Los Angeles bearing interest at such rate as may from time to time be paid or invest the Escrow Amount in U.S. Treasury Bills or other securities guaranteed by the Government of the United States of America. The rate of interest or yield need not be the maximum available and deposits, withdrawals, purchases and sales shall be made in the sole discretion of Escrow Agent, which shall have no liability whatsoever therefor except for its gross negligence or willful misconduct. Discounts earned shall be deemed interest for the purposes hereof.

          (g) Escrow Agent shall have no liability whatsoever arising out of or in connection with its activity as Escrow Agent except for its gross negligence or willful misconduct. Seller and Purchaser jointly and severally agree to indemnify and hold harmless Escrow Agent from and against any and all loss, cost, claim, cause of action, damage, liability and expense (including attorneys' fees and court costs) which may be incurred by reason of its acting as Escrow Agent.

          (h) Escrow Agent shall be entitled to rely upon any judgment, certification, demand or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein, the propriety or validity thereof, or the jurisdiction of a court issuing any such judgment. Escrow Agent may act in reliance upon (i) any instrument or signature believed to be genuine and duly authorized, and
     (ii) advice of counsel in reference to any matter or matters connected herewith.

          (i) Any notice, demand or other communication to Escrow Agent hereunder shall be in writing and delivered in person or sent by certified mail, return receipt requested, postage prepaid, addressed to Escrow Agent as follows:

                Chicago Title Insurance Company
                700 South Flower Street, Suite 900
                Los Angeles, California  90017
                Attention:  _______________________

     The same shall be deemed given on the date delivered, if delivered in person, or on the third business day following the date of mailing the same, if mailed.

     3. The interest, if any, earned on the Escrow Amount shall be for the account of the party entitled to the Escrow Amount hereunder. At the Closing, such interest shall be a credit against the Purchase Price.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                           Purchaser:

                           Glenborough Realty Trust Incorporated


                           By:______________________________
                             Name:
                             Title:


                           Glenborough Properties, L.P.:

                           By Glenborough Realty Trust Incorporated


                                By:______________________________
                                      Name:
                                      Title:


                           Seller:

                           Prudential-Bache/Equitec Real Estate Partnership

                           By: Prudential-Bache Properties, Inc.,
                                    its general partner


                                 By:______________________________
                                    Brian J. Martin
                                    President


Chicago Title Insurance Company, Inc., as Escrow Agent


By:_____________________________
  Name:
  Title:

                                   SCHEDULE 1

                               DESCRIPTION OF LAND

Legal Descriptions of the following properties attached:

1.  Gateway Professional Center, Sacramento, California

2.  Park Plaza, Sacramento, California

3.  Poplar Towers, Memphis, Tennessee

4.  Totem Valley Business Park, Seattle, Washington


                       [Legal Descriptions not included]

                                   SCHEDULE 2

                              PERMITTED EXCEPTIONS



Current real property taxes and assessments not yet due and payable, the lien of any unpaid real property taxes and assessments for periods prior to the period in which the Closing occurs, standard utility, access, and related easements and licenses, covenants, conditions and restrictions currently of record, matters which an accurate survey of the Real Estate would disclose, parties in possession, all those matters affecting title over which the Title Company would provide coverage at no additional premium based upon an affidavit from the owner of the Property (it being expressly understood that the Partnership shall have no obligation to execute any such owner's affidavit or any indemnity required in order to remove standard "gap" or "creditors' rights" exceptions to title coverage), and all other matters affecting title, together with the Leases and the Loan and any and all other monetary liens affecting the Property or matters which might result in monetary liens affecting the Property.

                                   SCHEDULE 3

                                    RENT ROLL


                            [Rent Roll not included]



                                             SCHEDULE 4

                                        DEFERRED MAINTENANCE


                     TOTEM        POPLAR                           PARK                         GATEWAY
    Item #          VALLEY        TOWERS         MONTROSE         PLAZA          GATEWAY      EXEC SUITES
--------------- --------------- ----------      ----------     -----------     -----------   --------------

        1           1,758          2,751           1,900          79,200           2,100          4,800
        2             865        128,000           3,500          76,500          17,400         13,691
        3                         43,000           3,300                          16,900          6,000
        4                         68,000           5,700
        5                        257,500          14,000
        6                         16,400
        7                         20,000
        8                         52,000
        9                         24,200
       10                          7,800
       11
       12
    TOTAL           2,623        619,651          28,400         155,700          36,400         24,491
          --------------------------------------------------------------------------------------------------
    GRAND
    TOTAL         867,265


                PRUDENTIAL/BACHE-EQUITEC REAL ESTATE PARTNERSHIP

                           DEFERRED MAINTENANCE ITEMS

TOTEM VALLEY

1. Curbing is cracked and deteriorating, and needs replacing at a cost of $2,705,00. The worst areas were replaced in 1996 at a cost of $1,750.00. 750 s.f. of sidewalks are damaged and require replacement at a cost of $6,448.27.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $1,758

2. City of Kirkland is requiring all commercial buildings' fire alarm panels to be monitored per new ordinance in effect July 1, 1997. We will need to install a monitoring panel in each of seven buildings and provide two telephone lines to each panel location. In addition to this capital cost, monthly monitoring service and telephone lines will cost approximately $58/mo. for each building. These expenses are included in operating costs. Included in cost are monitoring panels at $5,599.35, installation of 14 telephone lines at $625.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $865

POPLAR TOWERS

1. Tenant Signage: Designer signage for renovated floors will include ADA requirements for tenant doors, common area doors, i.e., rest rooms, janitors closets and individual floor directories. Approximate cost is $850 per floor for 8 floors.

                              PARTIALLY COMPLETED - REMAINING COST EQUALS $2,751

2. Rest Room Renovation: Renovation of men's and ladies rest rooms on all floors. Scope of work to include new tile floors, new vinyl, lighting, painting of stalls and new sink, fixtures and cabinets. Cost per rest room:
     $8,000.

                                                                       $128,000

3. Window Film: The solar film on the east, west, and south sides of the building was applied 20 years ago. Replace with a P-18 film manufactured by 3M. Clean outside windows at same time.

                                                                         $43,000

4. Common Area Improvements: Renovation of common areas on all floors. The common area hallways will cost approximately $8,500 per floor. The scope of work will include carpet, base, new vinyl, paint, sheet rock over existing aggregate wall and lower elevator buttons.

                                                                         $68,000

5. Paint and Seal Exterior of Building: The building's exterior paint continues to deteriorate, in some areas whole sections have stripped off. The Aluminum must be stripped of all paint and have a special aluminum paint applied, the aggregate sealed, and a clear coat applied to the concrete.

                                                                        $257,500

6. Electric Panel: Replacement of one each hi and low voltage electrical panel boxes. The existing panel boxes are obsolete. A floor replacement is necessary to avoid major power problems in the future. The 2nd and 3rd floors have been done. 9 floors at $1,822 per floor.

                                                                         $16,400

7. Asphalt Pavement Repair and Seal: Replacement of deteriorated areas, removal of oil spills, seal coat and stripe.

                                                                         $20,000

8. Electronic Ballast: Conversion to electronic ballast and octron bulbs as the start of a building wide replacement. The retrofit is required by the new Energy Policy Act. 11 floors at $4,731 per floor.

                                                                         $52,000

9. Replace canopy at main entrance, refurbish the main lobby area with new wall covering and paint.

                                                                         $24,200

10. Common Area Stairwells: Paint walls, ceiling and handrails of east and west stairwell.
                                                                          $7,800

MONTROSE

1. Installation of fail-safe electric locks on stairwell exit doors per Fire Marshall inspection (fire code) for 3202 and 3206.

                                                                          $1,900

2. Parking Structure - repair precast double T's plus various other structural repairs to concrete.

                                                                          $3,500

3. Parking Structure Lights - Repair/replacement of wire cages, light fixtures and equipment as well as conduit.

                                                                          $3,300

4. Dumpster enclosure - furnish and install concrete pad and fence area around dumpsters.

                                                                          $5,700

5.   Cooling tower fill replacements - 4 buildings at $3,500 per building.

                                                                         $14,000

PARK PLAZA

1. Restroom retrofit for ADA and refurbish for floors 2, 3, 4 and 7 (2 restrooms per floor), including remove and replace flooring and wallcoverings, replace vanity countertops, new toilet partitions per ADA, ADA faucets.

                                                                         $79,200
2.   Roof replacement.

                                                                         $76,500

GATEWAY EXECUTIVE SUITES

1.   Paint existing tenants' suites not yet renovated.

                                                                          $4,800

2.   Carpet existing tenants' suites not yet replaced.

                                                                         $13,961

3.   Upgrade lobby furniture.

                                                                          $6,000

GATEWAY PROFESSIONAL CENTER

1.   Replace worn out components of security garage gate.

                                                                          $2,100

2.   Restore building facade, which has oxidized and is stained.

                                                                         $17,400

3.   Replace penthouse roof.

                                                                         $16,900

                                   SCHEDULE 5

                                      LOAN

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                              WELLS FARGO BANK LOAN
                        $26,650,000 ONE YEAR BRIDGE LOAN

BORROWERS:                  Prudential-Bache/Equitec Real Estate Partnership, a
                            California limited partnership; and Montrose Office
                            Park Joint Venture, a Maryland joint venture

SECURED PROPERTIES:         1. Gateway Professional Center, Sacramento, CA
                            2. Park Plaza, Sacramento, CA
                            3. Poplar Towers, Memphis, TN
                            4. Totem Valley Business Park, Kirkland, WA
                            5. Montrose Office Park, Rockville, MD

RECORD DATE:                December 20, 1996

MATURITY DATE:              December 9, 1997

LOAN AMOUNT:                $26,650,000

LENDER:                     Wells Fargo Bank
                            333 South Grand Ave., #900
                            Los Angeles, Calif. 90071
                            David Weber, Regional Vice President
                            (415) 396-8200

INTEREST RATE:              LIBOR plus 350 basis points. 30 day LIBOR contracts
                            automatically set by Wells Fargo Bank. Notice of each rate set provided by fax to borrower.

LOAN ASSUMPTION:            The loan is not assumable.

MONTHLY PAYMENT:            Interest only, no amortization. Monthly payment
                            will vary depending on 30 day LIBOR rate.

AMORTIZATION:               None.

DUE DATE OF PAYMENTS:       Interest payments are due on the 1st day of each
                            month with a 15 day grace period.

LATE PAYMENT FEES:          4% of the installment due.

PREPAYMENT:                 The loan is prepayable at any time in full without
                            penalty (except for LIBOR contract breakage costs,
                            if any). No partial payments or partial releases.
NON-RECOURSE:               The loan is non-recourse to the borrower.

GUARANTORS:                 Glenborough Corporation and Robert Batinovich
                            have guaranteed the standard non-recourse carve outs in the loan.

GUARANTOR REPORTING:        Within 90 days of fiscal year end, balance sheet and
                            income statements from the guarantors.

BORROWER FINANCIAL          o Property operating statements and rent rolls
REPORTING:                    within 15 days of the end of each month.

                            o Balance sheet and income statement for the
                              borrower within 90 days of the end of the year.

                            o 1997 budgets by January 1, 1997.

                            o Certificate of no default with the delivery of the
                              above statements.

CROSS COLLATERAL:           All properties secure the full amount of the loan.

CROSS DEFAULT:              The loan is not cross defaulted with any other
                            financing.

LOAN COVENANTS:             o No additional partnership debt without the writ
                              ten consent of the lender. (Section 7.4)
                            o No distributions to the limited partners during
                              the term of the loan without the written consent of the lender. (Section 7.7)
                            o Lender approval of all leases over 10,000 s.f.
                              (Section 7.8)

IMPOUND ACCOUNTS:           No impound accounts for taxes, insurance or capital
                            expenditures.

                                   SCHEDULE 6

                    LEGAL DESCRIPTION OF THE RELATED PROPERTY

    Legal Description of Montrose Office Park, Rockville Maryland, attached.

                         AMENDMENT TO PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC

     THIS AMENDMENT TO PURCHASE AGREEMENT ("Agreement") is dated as of the 19th day of December, 1997 by and among Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collectively, "Purchaser").

                                    RECITALS

     A. Purchaser and the Partnership entered into that certain Purchase Agreement dated as of October 13, 1997 (the "Purchase Agreement") pursuant to which the Partnership agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Partnership certain Assets (as defined in the Purchase Agreement) owned by the Partnership upon and subject to the terms and conditions set forth in the Purchase Agreement.

     B. Purchaser and the Partnership desire to amend the Purchase Agreement in accordance with the terms and provisions hereof.

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used in this Agreement and not separately defined shall have the meanings set forth in Addendum I attached to the Purchase Agreement.

     2. MODIFICATIONS. The Purchase Agreement is hereby modified and amended as follows:

                  (a) CLOSING DATE. Notwithstanding anything to the contrary contained in the Purchase Agreement, the Closing Date shall be the date that is ten (10) business days after the Partnership's receipt of the Consents, subject to extension as provided herein, but in no event later than the earlier to occur of the following dates (such earlier date hereinafter referred to as the "Outside Closing Date") (i) March 9, 1998 (or such later date as may be established in writing by the holder of the Loan for the maturity of the Loan), and (ii) May 31, 1998. The Partnership shall provide the Purchaser with written notice specifying the Closing Date not less than three (3) business days after receipt by the Partnership of the Consents. The Purchaser shall be entitled to extend the Closing Date a single time by written notice to the

Partnership not less than two (2) business days prior to the original Closing Date to a date specified in such notice that is not later than the earlier to occur of (i) forty five (45) days from the original Closing Date, and (ii) the Outside Closing Date. Nothing herein shall create any obligation on the part of the Partnership to obtain any extensions of the maturity date of the Loan from the holder of the Loan or pay any sums in connection with any such extension.

                  (b) SUPERIOR OFFERS. Paragraph 15(m) of the Purchase Agreement is hereby deleted in its entirety and the following inserted in lieu thereof as though originally set forth therein:

         "(m) MARKETING AND SUPERIOR OFFERS. The Partnership agrees not to market the Assets, actively solicit competing offers from any other prospective purchasers, or enter into purchase agreements for the purchase and sale of the Assets with any other prospective purchasers unless the Partnership determines, in its sole discretion, that its fiduciary duties or applicable law require it to take such actions. The Partnership may by written notice to the Purchaser prior to the Closing Date terminate this Agreement in the event that the Partnership has entered into a binding written agreement with a bona fide third party for the purchase and sale of the Assets upon terms and conditions which are superior, in the sole discretion of the Partnership, to the terms and conditions set forth in this Agreement. Purchaser agrees to cooperate with any such prospective purchasers by providing such access to the Property and the Related Property and delivering such documents and materials relating to the Assets and the operation thereof as Lender may reasonably direct."

     3. RATIFICATION. Except as expressly modified herein, all terms and conditions of the Purchase Agreement are hereby ratified by the parties hereto and shall remain unmodified and in full force and effect.

     4. SEVERABILITY. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns.

     7. GOVERNING LAW. This Agreement has been negotiated and executed in New York County, New York and the substantive laws of the State of New York, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By   Prudential-Bache Properties, Inc.,
     a Delaware corporation,
     its General Partner

     By  /S/ BRIAN J. MARTIN
         -------------------------------
         Brian J. Martin
         President

PURCHASER

Glenborough Realty Trust Incorporated,
a  Maryland corporation

By   /S/ ANDREW BATINOVICH
     -----------------------------------
     Andrew Batinovich
     President

Glenborough Properties, L.P.,
a California limited partnership

By Glenborough Realty Trust Incorporated, a Maryland corporation, its General Partner

     By  /S/ ANDREW BATINOVICH
         -------------------------------
         Andrew Batinovich
         President

                     SECOND AMENDMENT TO PURCHASE AGREEMENT
                            PRUDENTIAL-BACHE/EQUITEC


         THIS SECOND AMENDMENT TO PURCHASE AGREEMENT ("Agreement") is dated as of the 27th of April, 1998 by and among Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership (the "Partnership") and Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Glenborough Properties, L.P., a California limited partnership ("GPLP") (collectively, "Purchaser").

                                    RECITALS

         A. Purchaser and the Partnership entered into that certain Purchase Agreement dated as of October 13, 1997, as amended by agreement dated December 19, 1997 (as so amended, the "Purchase Agreement") pursuant to which the Partnership agreed to sell to the Purchaser and the Purchaser agreed to purchase from the Partnership certain Assets (as defined in the Purchase Agreement) owned by the Partnership upon and subject to the terms and conditions set forth in the Purchase Agreement.

         B. Purchaser and the Partnership desire to further amend the Purchase Agreement in accordance with the terms and provisions hereof.

         NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Agreement and not separately defined shall have the meanings set forth in Addendum I attached to the Purchase Agreement.

         2. MODIFICATIONS. The Purchase Agreement is hereby modified and amended as follows:

                  (a) CLOSING DATE. Notwithstanding anything to the contrary contained in the Purchase Agreement, the Closing Date shall be the date that is ten (10) business days after the Partnership's receipt of the Consents, subject to extension as provided herein, but in no event later than July 31, 1998 (the "Outside Closing Date"). The Partnership shall provide the Purchaser with written notice specifying the Closing Date not less than three (3) business days after receipt by the Partnership of the Consents. The Purchaser shall be entitled to extend the Closing Date a single time by written notice to the Partnership not less than two (2) business days prior to the original Closing Date to a date specified in such notice that is not later than the earlier to occur of (i) thirty (30) days from the original Closing Date, and (ii) the Outside Closing Date.

                  (b) CONSIDERATION. The first sentence of Section 3 of the Purchase Agreement is hereby deleted and the following sentence substituted in lieu thereof:

                  "The Partnership and Purchaser agree that the total Consideration for the Assets shall be Forty Seven Million One Hundred Forty Five Thousand and 00/100 Dollars ($47,145,000), subject to adjustment for Deferred Maintenance and other matters as provided herein."

                  (c) ALLOCATION OF CONSIDERATION. Section 3(c) of the Purchase Agreement is hereby deleted and the following paragraph substituted in lieu thereof:

                  "The Partnership and Purchaser agree to allocate the Consideration as follows, subject to adjustment as provided herein, in accordance with Section 1060 of the Code: Gateway Professional Center - $4,605,000; Park Plaza - $6,662,000; Poplar Towers - $5,660,000; Totem Valley Business Park - $7,195,000; Interest in Montrose Office Park Joint Venture - $21,618,600; Interest in Montrose Office Park Limited Partnership - $1,404,300; Interest in Equitec Venture Corp. III, Inc. - $100. Neither the Partnership nor Purchaser shall file any tax return or other document or otherwise take any position which is inconsistent with the allocation determined pursuant to this Subsection."

                  (d) LIMITED PARTNER CONSENT. The Partnership's Condition Precedent to close set forth in Section 4(b)(i) of the Purchase Agreement is hereby deleted and the following substituted in lieu thereof:

                  "The Partnership shall have received the Consents on or before July 15, 1998."

                  (e) POST-CLOSING ADJUSTMENTS. The first clause of Section 6(d) is hereby deleted and the following clause substituted in lieu thereof:

                  "After the Closing Date and continuing for a period of sixty
                  (60) days thereafter the Partnership and Purchaser shall meet from time to time to discuss adjustments in accordance with the following;"

                  (f) TITLE POLICY. The definition of the term "Title Policy" set forth in Addendum I to the Purchase Agreement is hereby deleted and the following definition substituted in lieu thereof:

                  "A policy of extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70), issued by Title Company in the amounts set forth below, subject to adjustment in accordance with any adjustments in the portion of the Consideration applicable to such Properties, showing fee or leasehold title, as applicable, vested in Purchaser subject only to the Permitted Exceptions:
                  Gateway Professional Center - $4,445,000; Park Plaza - $6,700,000; Totem Valley Business Park - $7,500,000; Poplar Towers - $5,000,000."

                  (g) DEFERRED MAINTENANCE. Schedule 4 to the Purchase Agreement is hereby deleted and the Schedule 4 attached hereto substituted in lieu thereof.

         3. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument

         4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns.

         5. GOVERNING LAW. This Agreement has been negotiated and executed in New York County, New York and the substantive laws of the State of New York, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PARTNERSHIP

Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership

By  Prudential-Bache Properties, Inc.,
    a Delaware corporation,
    its General Partner

    By       /S/ BRIAN J. MARTIN
       ---------------------------
             Brian J. Martin
             President

PURCHASER

Glenborough Realty Trust Incorporated,
a  Maryland corporation

By  /S/ ANDREW BATINOVICH
  ---------------------------
    Andrew Batinovich
    President

Glenborough Properties, L.P.,
a California limited partnership

By Glenborough Realty Trust Incorporated, a Maryland corporation, its General Partner

    By       /S/ ANDREW BATINOVICH
       ---------------------------
             Andrew Batinovich
             President

                PRUDENTIAL/BACHE-EQUITEC REAL ESTATE PARTNERSHIP

                          DEFERRED MAINTENANCE ITEMS


TOTEM VALLEY

None


POPLAR TOWERS

1. Rest Room Renovation: Renovation of men's and ladies rest rooms on all floors. Scope of work to include new tile floors, new vinyl, lighting, painting of stalls and new sink, fixtures and cabinets. Cost per rest room: $8,000.
                                                                        $117,043


2. Common Area Improvements: Renovation of common areas on all floors. The common area hallways will cost approximately $8,500 per floor. The scope of work will include carpet, base, new vinyl, paint, sheet rock over existing aggregate wall and lower elevator buttons.
                                                                         $55,174


3. Paint and Seal Exterior of Building: The building's exterior paint continues to deteriorate, in some areas whole sections have stripped off. The Aluminum must be stripped of all paint and have a special aluminum paint applied, the aggregate sealed, and a clear coat applied to the concrete.
                                                                        $257,500


4. Electrical Panel: Replacement of one each hi and low voltage electrical panel boxes. The existing panel boxes are obsolete. A floor replacement is necessary to avoid major power problems in the future. The 2nd and 3rd floors have been done. 9 floors at $1,822 per floor.
                                                                         $16,400


5. Asphalt Pavement Repair and Seal: Replacement of deteriorated areas, removal oil spills, seal coat and stripe.
                                                                         $20,000


6. Electronic Ballast: Conversion to electronic ballast and octron bulbs as the start of a building wide replacement. The retrofit is required by the new Energy Policy Act. 11 floors at $4,731 per floor.
                                                                         $52,000


7. Replace canopy at main entrance, refurbish the main lobby area with new wall covering and paint.
                                                                         $24,200

8. Common Area Stairwells: Paint walls, ceiling and handrails of east and west stairwell.
                                                                          $7,800


MONTROSE

1. Installation of fail-safe electric locks on stairwell exit doors per Fire Marshall inspection (fire code) for 3202 and 3206.
                                                                          $1,900


2. Parking Structure--repair precast double T's plus various other structural repairs to concrete.
                                                                          $3,500


3. Parking Structure Lights--Repair/replacement of wire cages, light fixtures and equipment as well as conduit.
                                                                          $3,300


4.   Dumpster enclosure--furnish and install concrete pad and fence area around dumpsters.
                                                                          $5,700


5.   Cooling tower fill replacements--4 buildings at $3,500 per building.
                                                                         $14,000


PARK PLAZA

1. Restroom retrofit for ADA and refurbish for floors 2, 3, 4 and 7 (2 restrooms per floor), including remove and replace flooring and wallcoverings, replace vanity countertops, new toilet partitions per ADA, ADA faucets.
                               PARTIALLY COMPLETED--REMAINING COST EQUALS $2,147


2.   Roof replacement.
                                                                         $76,500


GATEWAY EXECUTIVE SUITES

1.   Paint existing tenants' suites not yet renovated.

                               PARTIALLY COMPLETED--REMAINING COST EQUALS $1,333


1.   Carpet existing tenants' suites not yet replaced.

                               PARTIALLY COMPLETED--REMAINING COST EQUALS $8,908


3.   Upgrade lobby furniture.
                                                                          $6,000

GATEWAY PROFESSIONAL CENTER

1.   Replace penthouse roof.
                                                                         $16,900

                             PROPOSED AMENDMENTS TO
                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       of

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
                        A California Limited Partnership


     Article V., Section 1 of the Amended and Restated Limited Partnership Agreement of Prudential-Bache/Equitec Real Estate Partnership (the "Agreement") is hereby amended by adding to the end of such section the following new paragraph:

                    Notwithstanding any other provision of this Agreement, the General Partners shall have the authority to effectuate the Plan, as such term is defined in the Statement Furnished in Connection with the Solicitation of Consents, dated as of May 28, 1998, filed with the Securities and Exchange Commission on Schedule 13E-3 on May 28, 1998 and as such document may be amended (the "Statement").

     Article V., Section 2(i) of the Agreement is hereby amended by deleting the period at the end of such subsection and inserting at the end of such subsection the following:

                    ; and, provided further, that any Affiliate of Glenborough Corporation and/or Robert Batinovich may purchase all or any of the Assets (as such term is defined in the Statement) from the Partnership.

     IN WITNESS WHEREOF, the General Partners have, after receiving the requisite consent of the Unitholders, executed the Amendments to the Partnership Agreement, effective as of July __, 1998.


                        PRUDENTIAL-BACHE PROPERTIES, INC.,
                        a Delaware corporation


                        By:__________________________________

                        Title:_______________________________


                        GLENBOROUGH CORPORATION,
                        a California corporation


                        By:__________________________________

                        Title:_______________________________


                        ROBERT BATINOVICH,
                        in his individual capacity as
                        General Partner


                        By:__________________________________

                                                              April 27, 1998

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
c/o Prudential-Bache Properties, Inc.
General Partner
One Seaport Plaza, 28th Floor
New York, NY  10292-0128

ATTN:    Mr. Brian J. Martin
         President

                                                RE:     PROPOSED SALE TO
                                                        GLENBOROUGH REALTY TRUST

Dear Mr. Martin:

         Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership, (the "Partnership"), an entity consisting of Prudential-Bache Properties, Inc ("PB Properties"), the managing general partner of the Partnership and co-general partner, Glenborough Corporation and Robert Batinovich, each as general partner of the Partnership (together "Glenborough") (together with PB Properties, the "General Partner") and Glenborough Realty Trust Incorporated, a Maryland corporation, and Glenborough Properties, L.P., a California limited partnership, (collectively, the "Purchaser") have entered into a purchase and sale agreement dated October 13, 1997 and amended December 19, 1997 and April 27, 1998 (the "Agreement") wherein the Partnership will sell certain properties and interests in entities to the Purchaser. The properties are known as Gateway Professional Center, Sacramento, California; Park Plaza, Sacramento, California; Poplar Towers, Memphis, Tennessee; and Totem Valley Business Park, Seattle, Washington (collectively, the "Property"). The Partnership will also sell to the Purchaser its interests in the following entities: Montrose Office Park Limited Partnership, a Maryland limited partnership; Montrose Office Park Joint Venture, a Maryland single-purpose general partnership; and Equitec Venture Corp. III, Inc., a California Corporation, (collectively the "Interests").

         The Property and the Interests (collectively, the "Assets") are to be sold for $47,145,000. This amount equals the sum of the individual appraised fair market values of the Property, plus the Partnership's estimate of the fair market values of the Interests, which estimate is wholly based on and equals the appraised fair market value of Montrose Office Park, located in Rockville, Maryland (the "Related Property") less a purchase price adjustment of $2,000,000. The purchase price will be reduced by certain credits to the Purchaser (which, in addition to any credits for secured obligations which are assumed by the Purchaser, could approximate $690,000 if certain items of deferred maintenance at the Property and the Related Property are not completed prior to the closing of the sale). Thus, after deducting such credits, the net proceeds will approximate $46,455,000.

Prudential-Bache/Equitec
Real Estate Partnership                                          April 27, 1998


         We have been requested by the Partnership to examine the proposed sale of the Property and the Interests (the "Transactions") and to provide an opinion that the Transactions are fair from a financial point of view to the unit holders of the Partnership (the "Assignment").

         In arriving at our opinion, we have:

 1. interviewed management of the Partnership regarding the negotiation process leading to the Agreement;

 2.    reviewed the Agreement;

 3. reviewed the original private placement memorandum for the Partnership and amendments thereto;

 4.    reviewed Partnership 10-K's from 1988 through 1997;

 5. reviewed the Notice of Consent Solicitation submitted to the Securities and Exchange Commission (the "SEC") by the Partnership, SEC comment letters addressed to the Partnership, and the Partnership's response to the SEC comment letters;

 6. reviewed limited and dated environmental, engineering and ADA compliance reports to the extent available;

 7.    reviewed the 5-year capital budget;

 8. reviewed appraisal reports prepared by various Cushman & Wakefield subsidiaries on the Assets that are the subject of the Agreement;

 9. reviewed the recommendation and statement of fairness of the General Partners which included an enumeration of the factors considered in arriving at the recommendation and a detailing of the advantages and disadvantages of the proposed Transactions;

 10. considered the $2,000,000 purchase price reduction from the aggregate appraised value of the Property and Related Property in light of alternatives available to the Partnership which include holding the Assets and selling them at some time in the future or marketing the Assets either directly or through a third party;

 11. considered the fact that a single purchaser other than the current Purchaser would likely not be found given the nature of the Assets and the geographic dispersion of the portfolio;

 12. considered the time value of money in light of the delay that would occur if the Assets were to be actively marketed;

 13. considered the favorable terms of the Agreement to the seller and the "as is, where is, with all faults" nature of the Transactions;

 14.   considered such other factors as we have deemed appropriate.

         With respect to items (1), (2), (3), (4), (5), (6), and (7) above, we have assumed and relied upon without independent verification the accuracy and completeness of the information supplied or otherwise made available to us by the Partnership for the purposes of this opinion. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of the date hereof.

Prudential-Bache/Equitec
Real Estate Partnership                                          April 27, 1998


         Affiliates of the undersigned have performed advisory and valuation services in the past for PB Properties and affiliated entities and received fees for such services. In addition, our affiliates have appraised the Assets of the Partnership and have received fees for such services. It is understood that this letter is solely for the benefit and use of the Partnership in consideration of the Transactions and may not be used for any other purpose without our prior written consent. It is further understood that this letter will be included in its entirety as an exhibit in the Notice of Consent Solicitation filed in connection with the Transactions and we hereby consent to said inclusion.

         Based upon the foregoing, we are of the opinion that the Transactions and the consideration to be received by the unit holders of the Partnership in connection with the Transactions are fair to the unit holders of the Partnership from a financial point of view.

                                                   Sincerely,
                                                   CUSHMAN & WAKEFIELD, INC.


                                                   /s/ FRANK P. LIANTONIO
                                                   -----------------------------
                                                   Frank P. Liantonio, MAI, CRE
                                                   Executive Managing Director


                                                   /s/ JAMES W. MONTANARI
                                                   -----------------------------
                                                   James W. Montanari
                                                   Managing Director

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K

(Mark One)

/X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

    OF 1934

For the fiscal year ended  December 31, 1997

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the transition period from _______________________ to ______________________

Commission file number 0-14271

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

California                                      94-2949474
--------------------------------------------------------------------------------
(State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

One Seaport Plaza, New York, N.Y.               10292-0128
--------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 214-3500

Securities registered pursuant to Section 12(b) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

Securities registered pursuant to section 12(g) of the Act:

                Depositary Units of Limited Partnership Interest
--------------------------------------------------------------------------------
                                (Title of class)

   Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [_]

   Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

                      DOCUMENTS INCORPORATED BY REFERENCE

   Registrant's Annual Report to Unitholders for the year ended December 31, 1997 is incorporated by reference into Parts II and IV of this Annual Report on Form 10-K

   Amended and Restated Limited Partnership Agreement of Registrant, dated February 11, 1985, included as part of the Registration Statement filed with the Securities and Exchange Commission on February 14, 1985 pursuant to Rule 424(b) of the Securities Act of 1934 (the "Prospectus") is incorporated by reference into Part IV of this Annual Report on Form 10-K

                          Index to exhibits can be found on pages 10 through 12.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                               TABLE OF CONTENTS


PART I                                                                                         PAGE
Item  1    Business.........................................................................  3
Item  2    Properties.......................................................................  4
Item  3    Legal Proceedings................................................................  5
Item  4    Submission of Matters to a Vote of Unitholders...................................  5

PART II

Item  5    Market for Registrant's Units and Related Unitholder Matters.....................  5
Item  6    Selected Financial Data..........................................................  6
Item  7    Management's Discussion and Analysis of Financial Condition and Results of
             Operations.....................................................................  6
Item  8    Financial Statements and Supplementary Data......................................  6
Item  9    Changes in and Disagreements with Accountants on Accounting and Financial
             Disclosure.....................................................................  6
PART III
Item 10    Directors and Executive Officers of the Registrant...............................  6
Item 11    Executive Compensation...........................................................  9
Item 12    Security Ownership of Certain Beneficial Owners and Management...................  9
Item 13    Certain Relationships and Related Transactions...................................  9

PART IV

Item 14    Exhibits, Financial Statement Schedules and Reports on Form 8-K
           Consolidated Financial Statements and Consolidated Financial Statement
             Schedules......................................................................  10
           Exhibits.........................................................................  10
           Reports on Form 8-K..............................................................  12

SIGNATURES..................................................................................  17

                                     PART I

ITEM 1. BUSINESS

General

   Prudential-Bache/Equitec Real Estate Partnership, a California Limited Partnership (the "Registrant"), was formed in June 1984 and will terminate on December 31, 2009 unless terminated sooner under the provisions of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"). The Registrant was formed to invest in income-producing real estate with proceeds raised from the initial sale of 68,795 depositary units ("Units"). The Registrant's fiscal year for financial reporting and income tax purposes ends on December 31.

   The Registrant is engaged solely in the business of real estate investment; therefore, presentation of industry segment information is not applicable. For information regarding the Registrant's properties (collectively, the "Properties" or individually, a "Property"), see Item 2 Properties. For information regarding the Registrant's operations, see Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Registrant's Annual Report to Unitholders for the year ended December 31, 1997 ("Registrant's Annual Report") which is filed as an exhibit hereto.

   The Registrant has entered into a Purchase Agreement (the "Purchase Agreement") with Glenborough Realty Trust Incorporated and a subsidiary partnership, Glenborough Properties, L.P., (together, the "Purchaser"), which are affiliates of two of the Registrant's general partners, Glenborough Corporation and Robert Batinovich. Pursuant to the Purchase Agreement, the Registrant intends to sell to the Purchaser (the "Sale") all of the Properties of the Registrant for cash. The Purchase Agreement provides for a purchase price equal to $43,520,000. This price will be reduced by certain credits to the Purchaser, which, in addition to any credits for secured obligations which are assumed by the Purchaser, could approximate $737,000 as of February 28, 1998, if certain items of deferred maintenance at the Properties are not completed prior to the closing of the Sale. As a result of unforeseen delays in processing the Consent Solicitation Statement with the Securities and Exchange Commission, the Registrant determined that updates of the appraisals of the Properties should be obtained and so notified the Purchaser. New appraisals are presently being prepared for the Registrant's Properties. It is anticipated that further negotiations with the Purchaser will take place to determine the amount to be paid for the Registrant's Properties.

   For the years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively, the following Properties' rental revenues exceeded 15% of the Registrant's total operating revenue:


                                      1997      1996      1995
                                      ----      ----      ----
Montrose Office Park                   44%       40%       43%
Poplar Towers                          17%       19%       --


   Technical Resources, Inc., a tenant in the Montrose Office Park property, on an annualized basis, would have accounted for approximately 10% of the Registrant's total operating revenue for the year ended December 31, 1995 and did account for approximately 10% of the Registrant's total operating revenue for the years ended December 31, 1996 and December 31, 1997.

General Partners

   The general partners of the Registrant are Prudential-Bache Properties, Inc. ("PBP"), and Glenborough Corporation and Robert Batinovich (together, "Glenborough") (collectively, the "General Partners").

   Glenborough replaced Equitec Financial Group, Inc. ("EFG") as co-General Partner of the Partnership on May 4, 1994 when EFG transferred its general partner interest to Glenborough and withdrew and retired as general partner. This substitution occurred as a result of the consent of a majority of interests of the limited partners approving the transaction which was detailed in a proxy statement dated December 1, 1993. PBP continues as co-General Partner. Glenborough Corporation continues to receive fees and expense reimbursements in the same amount that was provided in the property management agreement. See Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

Competition

   The General Partners and their affiliates have formed, and may continue to form, various entities to engage in businesses which may be competitive with the Registrant.

   The Registrant faces active competition in all aspects of its business and must compete with entities which own properties similar in type to those owned by the Registrant. The ability of the Registrant to compete with these entities depends on many factors, including the size, condition and specific location of its facilities, and is affected by the competitive conditions of the real estate market in general and the local markets in particular. Since each of the Registrant's Properties is located in an area which contains numerous other properties which may be considered competitive, the Registrant must compete on, among other factors, rental rates, lease terms and amenities, including availability of parking and public transportation.

   Many of the factors affecting the ability of the Registrant to compete and, therefore, affecting its revenues and expenses, are beyond the Registrant's control, such as oversupply of similar rental facilities as a result of overbuilding, increases in unemployment, population shifts, levels of corporate activity, reduced availability of permanent mortgage funds, changes in zoning laws or changes in tenants' needs. Expenses such as local real estate taxes and utilities are subject to change and, while the provisions of certain existing leases may mitigate the impact of any increases in such expenses, such changes may not be fully reflected in rental rate increases upon lease renewal or in connection with the execution of new leases if market conditions are not favorable. Alternatively, the lack of new construction, reduced unemployment and stable or reduced tax and utility expenses, all beyond the control of the Registrant, may have a favorable impact upon the operations of the Properties. The marketability of the Properties may also be affected (both positively and negatively) by these factors as well as by changes in general or local economic conditions including prevailing interest rates. Depending on market and economic conditions, the Registrant may be required to retain ownership of its Properties for periods longer than anticipated at acquisition or may need to sell or refinance a Property during periods or under terms and conditions that are less advantageous than would be the case if unfavorable economic or market conditions did not exist.

Employees

   The Registrant has no employees. Management and administrative services for the Registrant are performed by the General Partners and their affiliates pursuant to the Partnership Agreement. The General Partners receive compensation and reimbursement of expenses in connection with such activities as described in
Section X of the Partnership Agreement. See Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

ITEM 2. PROPERTIES

   As of December 31, 1997, the Registrant owns the following properties:


                                                                                                 EFFECTIVE
                                                                                               AVERAGE ANNUAL
                                         OCCUPANCY RATE AT                                      RENTAL RATE
                                            DECEMBER 31,          LAND        NET RENTABLE       PER SQUARE
LOCATION AND TYPE                               1997           (IN ACRES)    SQUARE FOOTAGE         FOOT
--------------------------------------   ------------------    ----------    --------------    --------------

Poplar Tower
  Memphis, TN
  Office building                                 88%              3.95          100,901           $11.52

Montrose Office Park
  Rockville, MD
  Office building complex                        100%             18.42          186,680           $15.91

Totem Valley Business Center
  Kirkland, WA
  Industrial park                                 99%             10.40          121,645           $ 6.46


                                                                                                 EFFECTIVE
                                                                                               AVERAGE ANNUAL
                                         OCCUPANCY RATE AT                                      RENTAL RATE
                                            DECEMBER 31,          LAND        NET RENTABLE       PER SQUARE
LOCATION AND TYPE                               1997           (IN ACRES)    SQUARE FOOTAGE         FOOT
--------------------------------------   ------------------    ----------    --------------    --------------

Gateway Plaza
  Sacramento, CA
  Office building                               92%               .87           50,558           $17.42

Park Plaza
  Sacramento, CA
  Office building                               91%              1.37           70,113           $12.62
                                                             ----------    --------------
                                                                35.01          529,897
                                                             ----------    --------------
                                                             ----------    --------------

   The Registrant originally invested in seven properties. In May 1993, the Registrant and the first mortgage holder of the 399 Market Street property entered into an agreement related to a deed-in-lieu of foreclosure with regard to the property, and the Registrant delivered to the mortgage holder the title to the property. Ashby Industrial Center was sold on August 8, 1992 and one of the eight buildings comprising Totem Valley Business Center was sold on September 16, 1991.

   The General Partners believe the Registrant's Properties are adequately insured.

   For information regarding the Registrant's investment in Properties and the encumbrances to which the Properties are subject, see Note C to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

   For additional information describing the Registrant's Properties, see Supplementary Schedule III--Real Estate and Accumulated Depreciation on page 15 in Item 14 Exhibits, Financial Statement Schedules and Reports on Form 8-K.

ITEM 3. LEGAL PROCEEDINGS

   None

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF UNITHOLDERS

   None

                                    PART II

ITEM 5. MARKET FOR REGISTRANT'S UNITS AND RELATED UNITHOLDER MATTERS

   As of March 5, 1998, there were 5,016 holders of record owning 68,795 Units. A significant secondary market for the Units has not developed, and it is not expected that one will develop in the future. There are also certain restrictions set forth in Section IV of the Partnership Agreement limiting the ability of a Unitholder to transfer Units. Consequently, holders of Units may not be able to liquidate their investments in the event of an emergency or for any other reason.

   There are no material restrictions upon the Registrant's present or future ability to make distributions in accordance with the provisions of the Partnership Agreement; however, the Registrant has paid no distributions from operations or otherwise since 1988. The amount, if any, to be distributed by the Registrant from cash generated by operations in future quarters will be based on the extent to which cash flow generated by the Properties, after tenant and capital improvement costs, is sufficient to support such distributions. No distributions from operations are anticipated in the foreseeable future. However, the Registrant has entered into a Purchase Agreement to sell all of its Properties for cash. If the Purchase Agreement is consummated, distributions of the net proceeds and the remaining assets will be made to Unitholders. Furthermore, it is unlikely that investors will be returned a significant portion of their original investment upon the Sale of the Registrant's Properties and ultimate dissolution of the Registrant.

ITEM 6. SELECTED FINANCIAL DATA

   The following table presents selected financial data of the Registrant. This data should be read in conjunction with the consolidated financial statements of the Registrant and the notes thereto on pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

                                            YEAR ENDED                  NOVEMBER 1         YEAR ENDED
                                           DECEMBER 31,                  THROUGH           OCTOBER 31,
                               -------------------------------------   DECEMBER 31,   ---------------------
                                   1997        1996         1995         1994(1)       1994        1993
-----------------------------------------------------------------------------------------------------------
                                                  (IN THOUSANDS EXCEPT PER UNIT AMOUNTS)
Total revenue................    $  7,171     $ 6,414     $  6,541       $  1,125     $ 6,544     $ 6,841
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Provision for loss on
  impairment of
  assets.....................    $     --     $    --     $     --       $     --     $    --     $  (250)
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Gain on disposition of
  investments................    $     82     $    33     $     --       $     --     $    --     $   338
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Net loss.....................    $ (1,144)    $(1,138)    $ (1,032)      $   (122)    $  (794)    $(1,898)
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Net loss per Unit............    $ (16.47)    $(16.38)    $ (14.86)      $  (1.76)    $(11.43)    $(27.31)
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Total assets.................    $ 32,621     $33,346     $ 34,388       $ 35,737     $36,110     $37,402
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Notes payable................    $ 26,650     $26,650     $ 26,621       $ 26,862     $26,917     $27,328
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------
Total cash distributions.....    $     --     $    --     $     --       $     --     $    --     $    --
                               ------------   -------   ------------   ------------   -------   -----------
                               ------------   -------   ------------   ------------   -------   -----------

(1) In November 1994, the General Partners approved a change in the Registrant's fiscal year for financial reporting purposes from October 31 to December 31.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

   This information is incorporated by reference to pages 10 through 11 of the Registrant's Annual Report which is filed as an exhibit hereto.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

   The financial statements are incorporated by reference to pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

   None

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

   There are no directors or executive officers of the Registrant. The Registrant is managed by the General Partners.

   The Registrant, the Registrant's General Partners and their directors and executive officers, and any persons holding more than ten percent of the Registrant's Units are required to report their initial ownership of such Units and any subsequent changes in that ownership to the Securities and Exchange Commission on Forms 3, 4 and 5. Such executive officers, directors and persons who own greater than ten percent of the Registrant's Units are required by Securities and Exchange Commission regulations to furnish the Registrant with copies of all Forms 3, 4 or 5 they file. All of these filing requirements were satisfied on a timely basis. In making these disclosures, the Registrant has relied solely on written representations of the General Partners' directors and executive officers and persons who own greater than ten percent of the Registrant's Units or copies of the reports they have filed with the Securities and Exchange Commission during and with respect to its most recent fiscal year.

Prudential-Bache Properties, Inc.

   The directors and executive officers of PBP and their positions with regard to managing the Registrant are as follows:

            NAME                                    POSITION
            ----                                    --------
Brian J. Martin                 President, Chief Executive Officer,
                                  Chairman of the Board of Directors
                                  and Director

Barbara J. Brooks               Vice President--Finance and Chief
                                  Financial Officer

Eugene D. Burak                 Vice President and Chief Accounting Officer
Chester A. Piskorowski          Senior Vice President
Frank W. Giordano               Director
Nathalie P. Maio                Director

BRIAN J. MARTIN, age 47, is the President, Chief Executive Officer, Chairman of the Board of Directors, and a Director of PBP. He is a Senior Vice President of Prudential Securities Incorporated ("PSI"), an affiliate of PBP. Mr. Martin also serves in various capacities for other affiliated companies. Mr. Martin joined PSI in 1980. Mr. Martin is a member of the Pennsylvania Bar.

BARBARA J. BROOKS, age 49, is the Vice President-Finance and Chief Financial Officer of PBP. She is a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. She has held several positions within PSI since 1983. Ms. Brooks is a certified public accountant.

EUGENE D. BURAK, age 52, is a Vice President of PBP. He is a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. Mr. Burak is a certified public accountant.

CHESTER A. PISKOROWSKI, age 54, is a Senior Vice President of PBP. He is a Senior Vice President of PSI and is the Senior Manager of the Specialty Finance Asset Management area. Mr. Piskorowski has held several positions within PSI since April 1972. Mr. Piskorowski is a member of the New York and Federal Bars.

FRANK W. GIORDANO, age 55, is a Director of PBP. He is a Senior Vice President of PSI and an Executive Vice President and General Counsel of Prudential Mutual Fund Management LLC, an affiliate of PSI. Mr. Giordano also serves in various capacities for other affiliated companies. He has been with PSI since July 1967.

NATHALIE P. MAIO, age 47, is a Director of PBP. She is a Senior Vice President and Deputy General Counsel of PSI and supervises nonlitigation legal work for PSI. She joined PSI's Law Department in 1983; presently, she also serves in numerous capacities for other affiliated companies.

   Thomas F. Lynch, III ceased to serve as President, Chief Executive Officer, Chairman of the Board of Directors and Director of Prudential-Bache Properties, Inc. effective May 2, 1997. Effective May 2, 1997, Brian J. Martin was elected President, Chief Executive Officer, Chairman of the Board of Directors and Director of Prudential-Bache Properties, Inc.

There are no family relationships among any of the foregoing directors or executive officers. All of the foregoing directors and/or executive officers have indefinite terms.

Glenborough and Robert Batinovich

   Robert Batinovich, age 61, was the President, Chief Executive Officer and Chairman of Glenborough Corporation from its inception in 1978 until his resignation effective January 10, 1996. On August 31, 1994, Mr. Batinovich was elected Chairman, President and Chief Executive Officer of Glenborough Realty Trust Incorporated ("GLB"), a Real Estate Investment Trust, which began trading on the New York Stock Exchange on January 31, 1996. He was a member of the Public Utilities Commission from 1975 to January

1979 and served as its President from January 1977 to January 1979. He is a member of the Board of Directors of Farr Company, a publicly held company that manufactures industrial filters. He has extensive real estate investment experience. Mr. Batinovich's business background includes managing and owning manufacturing, vending and service companies and a national bank.

   The directors and executive officers of Glenborough Corporation and their positions with regard to managing the Registrant are as follows:

        NAME                             POSITION
        ----                             --------
Andrew Batinovich               Chief Executive Officer and Chairman
                                  of the Board
Robert E. Bailey                Secretary and Corporate Counsel
Sandra L. Boyle                 President and Chief Operating Officer
Terri Garnick                   Chief Financial Officer
Kathleen Williams               Vice President
June Gardner                    Director
Laurence N. Walker              Director

ANDREW BATINOVICH, age 39, was elected Chairman of the Board and Chief Executive Officer of Glenborough Corporation on January 10, 1996. He has been employed by Glenborough Corporation since 1983, and had functioned since 1987 as Chief Operating Officer and Chief Financial Officer. Mr. Batinovich also serves as President, Chief Operating Officer, and Director of GLB. He holds a California real estate broker's license and is a Member of the National Advisory Council of BOMA International. He received his B.A. in International Finance from the American University in Paris. Prior to joining Glenborough Corporation, Mr. Batinovich was a lending officer with the International Banking Group and the Corporate Real Estate Division of Security Pacific National Bank. He is the son of Robert Batinovich.

ROBERT E. BAILEY, age 36, joined Glenborough Corporation in 1989 as Associate Counsel and was elected Secretary of Glenborough Corporation on May 15, 1995. He is responsible for all landlord/tenant documentation, tenant litigation, corporate and partnership matters and employment matters. In 1984, he received his Bachelor of Arts degree from the University of California at Santa Barbara and his Juris Doctor degree from Vermont Law School in 1987. From 1987 to 1989, Mr. Bailey was an associate with the law firm of Pedder, Stover, Hesseltine & Walker, where he specialized in business litigation. He is a member of the State Bar of California.

SANDRA L. BOYLE, age 49, has been associated with Glenborough Corporation or its associated entities since 1984 and has served as President and Chief Operating Officer of Glenborough Corporation since January 10, 1996. She was originally responsible for residential marketing, and her responsibilities were gradually expanded to include residential leasing and management in 1985, and commercial leasing and management in 1987. She was elected Vice President in 1989, and continues to supervise marketing, leasing, property management operations and regional offices. Ms. Boyle also serves as an Executive Vice President of GLB. Ms. Boyle holds a California real estate broker's license and a CPM designation, and is a member of the National Advisory Council and Finance Committee of BOMA International; and is on the Board of Directors of BOMA San Francisco and BOMA California.

TERRI GARNICK, age 37, has served as Chief Financial Officer of Glenborough Corporation since January 10, 1996. She is also Senior Vice President, Chief Accounting Officer and Treasurer of GLB. Ms. Garnick is responsible for property management accounting, financial statements, audits, Securities and Exchange Commission reporting, and tax returns. Prior to joining Glenborough Corporation in 1989, Ms. Garnick was a controller at August Financial Corporation from 1986 to 1989 and was a Senior Accountant at Deloitte, Haskins and Sells from 1983 to 1986. She is a Certified Public Accountant and has a Bachelor of Science degree from San Diego State University.

KATHLEEN WILLIAMS, age 49, has been Vice President, Multifamily Housing since July 1996. She is responsible for management of the Company's multifamily units. Ms. Williams has seventeen years experience in property management and previously served eight years as Northern California Regional Manager for Maxim Property Management in Redwood City, California; and for five years as Asset and Property Manager for Trammell Crow Company in Dallas, Texas. She has a B.A. in Foreign Language/Communications from North Texas State University.

JUNE GARDNER, age 46, was elected a director of Glenborough Corporation on January 10, 1996. She was associated with Glenborough Corporation from 1984 through 1995, as Senior Vice President and Corporate Controller with responsibilities in the areas of corporate financial planning, reporting, accounting and banking relationships. Before joining Glenborough Corporation, Ms. Gardner was Assistant Vice President of JMB Realty Corporation from 1977 to 1984, with responsibilities in the areas of financial management and reporting.

LAURENCE N. WALKER, age 65, was elected a director of Glenborough Inland Realty Corporation (merged into Glenborough Corporation on June 30, 1997) on January 10, 1996. He has been a member of the California State Bar since 1963, and is an attorney specializing in real estate law. Mr. Walker has been a director of Glenborough Corporation related entities since 1985.

   Except as noted above, there are no family relationships among the foregoing directors or executive officers.

ITEM 11. EXECUTIVE COMPENSATION

   The Registrant does not pay or accrue any fees, salaries or any other form of compensation to directors and officers of the General Partners for their services. Certain officers and directors of the General Partners receive compensation from the General Partners and their affiliates, not from the Registrant, for services performed for various affiliated entities, which may include services performed for the Registrant; however, the General Partners believe that any compensation attributable to services performed for the Registrant is immaterial. See Item 13 Certain Relationships and Related Transactions for information regarding compensation to the General Partners.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   Glenborough Corporation's common stock is owned by Sandra L. Boyle, June Gardner, Frank Austin and Laurence N. Walker and all of the preferred stock is owned by Glenborough Realty Trust Incorporated.

   As of March 5, 1998, no director or executive officer of PBP owns directly or beneficially any interest in the voting securities of PBP.

   As of March 5, 1998, no director or executive officer of any of the General Partners owns directly or beneficially any of the Units issued by the Registrant.

   As of March 5, 1998, no beneficial owner who is neither a director nor executive officer of either of the General Partners beneficially owns more than five percent (5%) of the outstanding Units issued by the Registrant.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Registrant has and will continue to have certain relationships with the General Partners and their affiliates. However, there have been no direct financial transactions between the Registrant and the directors or officers of the General Partners.

   Reference is made to Note E to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto, which identifies the related parties and discusses the services provided by these parties and the amounts paid or payable for their services.

                                     PART IV


                                                                                           PAGE IN
                                                                                        ANNUAL REPORT
                                                                                        -------------
Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K
(a)     1. Consolidated Financial Statements and Independent Auditors' Report--incorporated by reference to the Registrant's Annual Report which is filed as an exhibit hereto

           Independent Auditors' Report                                                       2

           Consolidated Financial Statements:

           Consolidated Statements of Financial Condition--December 31, 1997 and
           December 31, 1996                                                                  3

           Consolidated Statements of Operations--Years ended December 31, 1997, 1996
           and 1995                                                                           4

           Consolidated Statements of Changes in Partners' Capital--Years ended
           December 31, 1997, 1996 and 1995                                                   4

           Consolidated Statements of Cash Flows--Years ended December 31, 1997, 1996
           and 1995                                                                           5

           Notes to Consolidated Financial Statements                                         6

        2. Consolidated Financial Statement Schedules and Independent Auditors' Report
           on Schedules

           Independent Auditors' Report on Schedules

           Schedules:

           II--Valuation and Qualifying Accounts and Reserves--Year ended December 31,
           1997, 1996 and 1995

           III--Consolidated Real Estate and Accumulated Depreciation--At December 31,
           1997

           All other schedules have been omitted because they are not applicable or the required information is included in the consolidated financial statements and notes thereto.

        3. Exhibits

           Description:

         2 Consent Solicitation Statement dated January 23, 1998 (incorporated by reference to Amendment No. 3 to Preliminary Proxy Statement on
           Schedule 14A and Amendment No. 3 to Preliminary Proxy Statement on
           Schedule 13E-3 both filed with the Securities and Exchange Commission on January 23, 1998.

3 and 4    Amended and Restated Limited Partnership Agreement of Registrant dated
           February 11, 1985 (incorporated by reference to Amendment No. 1 to the
           Registrant's Form S-11 Registration Statement filed on February 14, 1985)
           and Amendment No. 1 thereto dated April 18, 1985 (incorporated by reference to Form 8-A filed on February 28, 1986), as amended on March 25, 1994
           (incorporated by reference to the Registrant's 1994 Annual Report filed on
           Form 10-K)

3 and 4    Amended and Restated Agreement between General Partners dated December 28,
           1990 (incorporated by reference to the Registrant's 1990 Annual Report filed on Form 10-K)


     10(a) Note Modification Agreement between Montrose Office Park Joint Venture (a joint venture which is indirectly wholly owned by the Registrant) and
           The Variable Annuity Life Insurance Company (incorporated by reference to the Registrant's 1991 Annual Report filed on Form 10-K)

     10(b) Settlement Statement on Ashby Industrial Center dated August 6, 1992
           (incorporated by reference to the Registrant's 1992 Annual Report filed on Form 10-K)

     10(c) Escrow Instruction on Sale of Ashby Industrial Center dated August 6,
           1992 (incorporated by reference to the Registrant's 1992 Annual
           Report filed on Form 10-K)

     10(d) Agreement regarding Deed-in-Lieu of Foreclosure and Related Matters between the Registrant and Fidelity Bank N.A. dated May 11, 1993
           (incorporated by reference to the Registrant's Quarterly Report for the period ended April 30, 1993 filed on Form 10-Q)

     10(e) Loan Agreement by and among Registrant and Montrose Office Park Joint
           Venture (a joint venture which is indirectly wholly owned by the Registrant), and Wells Fargo Bank, National Association, executed as of December 13, 1996.(1)

     10(f) Amended, Restated and Consolidated Promissory Note dated December 13,
           1996 in the amount of $26,650,000.00 by and among Registrant and Montrose Office Park Joint Venture and Wells Fargo Bank, National
           Association.(1)

     10(g) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant,
           American Securities Company, a corporation and Wells Fargo Bank,
           National Association relating to the property known as Park Plaza
           Professional Center, 1303 J Street, Sacramento, Sacramento County,
           California and to the property known as Gateway Executive Center, 801
           12th Street, Sacramento, Sacramento County, California.(1)

     10(h) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant,
           Chicago Title Insurance Company, a Missouri corporation and Wells
           Fargo Bank, National Association relating to the property known as Totem Valley Business Center, 12800 N.E. 126th Place, Kirkland, King
           County, Washington.(1)

     10(i) Amended and Restated Deed of Trust, With Absolute Assignment of
           Leases and Rents, Security Agreement, Assignment of Equipment Leases,
           Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Montrose Office Park Joint Venture, Chicago Title Insurance
           Company, a Missouri corporation and Wells Fargo Bank, National
           Association relating to the property known as Montrose Office Park, 3200-3206 Tower Oaks Boulevard, Rockville, Montgomery County,
           Maryland.(1)

     10(j) Deed of Trust, With Absolute Assignment of Leases and Rents, Security
           Agreement, Assignment of Equipment Leases, Assignment of Permits and
           Fixture Filing dated December 13, 1996 by and among Registrant, J.
           Richard Rossie, a resident of Shelby County, Tennessee and Wells
           Fargo Bank, National Association relating to the property known as Poplar Towers, 6263 Poplar Avenue, Memphis, Tennessee.(1)

     10(k) Purchase Agreement, dated as of Effective Date, by and among Registrant and
           Glenborough Realty Trust Incorporated and Glenborough Properties, L.P.(2)

     10(l) Amendment to Purchase Agreement dated December 19, 1997 by and among
           Registrant and Glenborough Realty Trust Incorporated and Glenborough
           Properties, L.P.(2)



        13 Registrant's Annual Report to Unitholders for the year ended December 31,

           1997 (with the exception of the information and data incorporated by reference in Items 7 and 8 of this Annual Report on Form 10-K, no other information or data appearing in the Registrant's Annual Report is to be deemed filed as part of this report)

        27 Financial Data Schedule (filed herewith)

(b)        Reports on Form 8-K--None

---------------

(1) Incorporated by reference to applicable exhibit included in Registrant's Current Report on Form 8-K dated December 20, 1996

(2) Incorporated by reference to Amendment No. 3 to Preliminary Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on January 23, 1998.

Deloitte & Touche LLP (LOGO)
50 Fremont Street
San Francisco, California 94105-2230
Telephone: (415) 247-4000
Facsimile: (415) 247-4329

INDEPENDENT AUDITORS' REPORT

Prudential-Bache/Equitec Real Estate Partnership
  (a California limited partnership)

We have audited the consolidated financial statements of Prudential-Bache/Equitec Real Estate Partnership (a California limited partnership) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 and have issued our report thereon dated February 27, 1998; such financial statements and report are included in your 1997 Annual Report and are incorporated herein by reference. Our audits also included the consolidated financial statement schedules of Prudential-Bache/Equitec Real Estate Partnership, listed in Item 14. These financial statement schedules are the responsibility of the Partnership's management. Our responsibility is to express an opinion based on our audits. In our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

San Francisco, California
February 27, 1998




---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership
          SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

--------------------------------------------------------------------------------

Allowance for Loss on Impairment of Assets


                                                                      DEDUC-
                                                                  TIONS-AMOUNTS        BALANCE AT
 YEAR ENDED         BALANCE AT          ADDITIONS-AMOUNTS       WRITTEN-OFF DURING       END OF
DECEMBER 31,     BEGINNING OF YEAR     RESERVED DURING YEAR            YEAR               YEAR
------------     -----------------     --------------------     ------------------     ----------
    1997            $   500,000             $       --              $       --         $  500,000

    1996                500,000                     --                      --            500,000

    1995                500,000                     --                      --            500,000

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership
      SCHEDULE III--CONSOLIDATED REAL ESTATE AND ACCUMULATED DEPRECIATION
                               DECEMBER 31, 1997
                                 (in thousands)


                                                INITIAL COST TO
                                                  REGISTRANT
                                           -------------------------
                                                         BUILDINGS                             GROSS AMOUNT AT WHICH CARRIED
                                                            AND            NET COSTS                 AT CLOSE OF PERIOD
                                                         IMPROVE-         CAPITALIZED      --------------------------------------
                                                          MENTS,          (DISPOSED)                    BUILDINGS,
                          ENCUMBRANCES                   FURNITURE       SUBSEQUENT TO                  FURNITURE
     DESCRIPTION              (C)           LAND       AND FIXTURES       ACQUISITION       LAND       AND FIXTURES     TOTAL (A)
----------------------    ------------     -------     -------------     -------------     -------     ------------     ---------
Poplar Tower
  Memphis, TN
  Office building           $     --       $ 1,678        $ 4,928           $ 1,618        $ 1,678       $  6,546        $  8,224

Montrose Office Park
  Rockville, MD
  Office building
  complex                         --         5,918         15,766             3,024          5,918         18,790          24,708

Totem Valley
  Business Center
  Kirkland, WA
  Industrial park                 --         2,666          5,265              (442)         2,083          5,406           7,489

Gateway and Park
  Plaza
  Sacramento, CA
  Office buildings                --         1,163          9,075             1,785          1,163         10,860          12,023

Note Payable                  26,650
                          ------------     -------     -------------     -------------     -------     ------------     ---------
Totals                      $ 26,650       $11,425        $35,034           $ 5,985        $10,842       $ 41,602        $ 52,444
                          ------------     -------     -------------     -------------     -------     ------------     ---------
                          ------------     -------     -------------     -------------     -------     ------------     ---------

                                 See notes to Schedule III on the following page.


                                                                           LIFE ON
                                                                            WHICH
                                                                        DEPRECIATION
                                                                        IN THE LATEST
                        ACCUMULATED                                     STATEMENT OF
                        DEPRECIATION      DATE OF           DATE        OPERATIONS IS
     DESCRIPTION            (B)         CONSTRUCTION      ACQUIRED        COMPUTED
----------------------  -----------     ------------     ----------     -------------
Poplar Tower
  Memphis, TN                                                            3 to
  Office building         $ 4,551             1974         5/01/86       30 years

Montrose Office Park
  Rockville, MD
  Office building                                                        3 to
  complex                   8,438          1980-83         8/11/86       30 years

Totem Valley
Business Center
  Kirkland, WA                                                           3 to
  Industrial park           2,773          1983-86         3/13/87       30 years

Gateway and Park
Plaza
  Sacramento, CA                                                         3 to
  Office buildings          5,867             1982         6/15/87       30 years
Note Payable
                        -----------
Totals                    $21,629
                        -----------
                        -----------


               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                             NOTES TO SCHEDULE III
                                 (in thousands)
                               DECEMBER 31, 1997

NOTE A--RECONCILIATION SUMMARY OF TRANSACTIONS--REAL ESTATE


                                                                   YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------
                                                            1997             1996             1995
                                                        ------------     ------------     ------------
Balance at beginning of period                            $ 51,387         $ 50,605         $ 50,013
Additions during period                                      1,057              810              592
                                                        ------------     ------------     ------------
                                                            52,444           51,415           50,605
Cost of land conveyed                                           --              (28)              --
                                                        ------------     ------------     ------------
Balance at end of period                                  $ 52,444         $ 51,387         $ 50,605
                                                        ------------     ------------     ------------
                                                        ------------     ------------     ------------

   The allowance for loss on impairment for the above assets is $500 at December 31, 1997. See Note C to the consolidated financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

   The aggregate cost of land, buildings, and furniture and fixtures for Federal income tax purposes for the tax year ended December 31, 1997 was $51,033.

NOTE B--RECONCILIATION SUMMARY OF TRANSACTIONS--ACCUMULATED DEPRECIATION


                                                                   YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------
                                                            1997             1996             1995
                                                        ------------     ------------     ------------
Balance at beginning of period                            $ 19,634         $ 17,905         $ 16,177
Additions during period                                      1,995            1,729            1,728
                                                        ------------     ------------     ------------
Balance at end of period                                  $ 21,629         $ 19,634         $ 17,905
                                                        ------------     ------------     ------------
                                                        ------------     ------------     ------------

NOTE C--ENCUMBRANCES

   The note payable is secured by Deeds of Trust on each of the respective properties and by security interests in the respective property's leases and rents, and equipment and fixtures contained therein.

                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Prudential-Bache/Equitec Real Estate Partnership,
A California Limited Partnership

By: Prudential-Bache Properties, Inc.,
    A Delaware corporation, Managing General Partner

     By: /s/ Eugene D. Burak                      Date: March 30, 1998
     ----------------------------------------
     EUGENE D. BURAK
     VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

By: Glenborough Corporation
    General Partner

     By: /s/ Andrew Batinovich                    Date: March 30, 1998
     ----------------------------------------
     ANDREW BATINOVICH
     CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF
     THE BOARD OF DIRECTORS

By: Robert Batinovich
    General Partner

     By: /s/ Robert Batinovich                    Date: March 30, 1998
     ----------------------------------------
     ROBERT BATINOVICH
     GENERAL PARTNER

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities (with respect to the General Partners) and on the dates indicated.

By: Prudential-Bache Properties, Inc.,
    A Delaware corporation, Managing General Partner

     By: /s/ Brian J. Martin                      Date: March 30, 1998
     ----------------------------------------
     BRIAN J. MARTIN
     PRESIDENT, CHIEF EXECUTIVE OFFICER,
     CHAIRMAN OF THE BOARD OF DIRECTORS AND
     DIRECTOR

     By: /s/ Barbara J. Brooks                    Date: March 30, 1998
     ----------------------------------------
     BARBARA J. BROOKS
     VICE PRESIDENT-FINANCE AND CHIEF
     FINANCIAL OFFICER

     By: /s/ Eugene D. Burak                      Date: March 30, 1998
     ----------------------------------------
     EUGENE D. BURAK
     VICE PRESIDENT

     By: /s/ Frank W. Giordano                    Date: March 30, 1998
     ----------------------------------------
     FRANK W. GIORDANO
     DIRECTOR

     By: /s/ Nathalie P. Maio                     Date: March 30, 1998
     ----------------------------------------
     NATHALIE P. MAIO
     DIRECTOR

By: Glenborough Corporation and Robert Batinovich
    General Partners

     By: /s/ Robert Batinovich                    Date: March 30, 1998
     ----------------------------------------
     ROBERT BATINOVICH
     INDIVIDUALLY

     By: /s/ Andrew Batinovich                    Date: March 30, 1998
     ----------------------------------------
     ANDREW BATINOVICH
     CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF
     THE BOARD OF DIRECTORS

     By: /s/ Terri Garnick                        Date: March 30, 1998
     ----------------------------------------
     TERRI GARNICK
     CHIEF FINANCIAL OFFICER

     By: /s/ June Gardner                         Date: March 30, 1998
     ----------------------------------------
     JUNE GARDNER
     DIRECTOR

     By: /s/ Laurence N. Walker                   Date: March 27, 1998
     ----------------------------------------
     LAURENCE N. WALKER
     DIRECTOR

                                                          1997
--------------------------------------------------------------------------------
PRUDENTIAL-BACHE/EQUITEC                                 ANNUAL
REAL ESTATE PARTNERSHIP                                  REPORT

Deloitte & Touche LLP (LOGO)
50 Fremont Street
San Francisco, California 94105-2230
Telephone: (415) 247-4000
Facsimile: (415) 247-4329

INDEPENDENT AUDITORS' REPORT

Prudential-Bache/Equitec Real Estate Partnership
  (a California limited partnership)

We have audited the accompanying consolidated statements of financial condition of Prudential-Bache/Equitec Real Estate Partnership (a California limited partnership) as of December 31, 1997 and 1996 and the related consolidated statements of operations, changes in partners' capital and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Prudential-Bache/Equitec Real Estate Partnership at December 31, 1997 and 1996 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

February 27, 1998
(March 2, 1998 as to Note C)


---------------
DELOITTE TOUCHE
TOHMATSU
INTERNATIONAL
---------------

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                       DECEMBER 31,     DECEMBER 31,
                                                                           1997             1996
----------------------------------------------------------------------------------------------------
                                                                              (IN THOUSANDS)


ASSETS
Investment in property:

Land                                                                     $ 10,842         $ 10,842
Buildings, improvements and equipment                                      41,602           40,545
Less: Accumulated depreciation                                            (21,629)         (19,634)
      Allowance for loss on impairment of assets                             (500)            (500)
                                                                       ------------     ------------
Net investment in property                                                 30,315           31,253
Cash and cash equivalents                                                   1,106              697
Prepaid expenses and other assets, net                                      1,200            1,396
                                                                       ------------     ------------
Total assets                                                             $ 32,621         $ 33,346
                                                                       ------------     ------------
                                                                       ------------     ------------
LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES

Note payable                                                             $ 26,650         $ 26,650
Due to affiliates                                                             715              705
Accounts payable and accrued liabilities                                      664              266
Security deposits and deferred revenue                                        346              335
Real estate taxes payable                                                      57               57
                                                                       ------------     ------------
Total liabilities                                                          28,432           28,013
                                                                       ------------     ------------
PARTNERS' CAPITAL

Unitholders (68,795 depositary units issued and outstanding)                4,454            5,587
General partners                                                             (265)            (254)
                                                                       ------------     ------------
Total partners' capital                                                     4,189            5,333
                                                                       ------------     ------------
Total liabilities and partners' capital                                  $ 32,621         $ 33,346
                                                                       ------------     ------------
                                                                       ------------     ------------
----------------------------------------------------------------------------------------------------
                  The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                          YEAR ENDED DECEMBER 31,
                                                                      -------------------------------
                                                                       1997        1996        1995
-----------------------------------------------------------------------------------------------------
                                                                              (IN THOUSANDS,
                                                                        EXCEPT PER DEPOSITARY UNIT
                                                                                 AMOUNTS)

REVENUES

Operating                                                             $ 6,719     $ 5,987     $ 5,982
Recovery of expenses                                                      370         394         559
Gain on disposition of investments                                         82          33          --
                                                                      -------     -------     -------
                                                                        7,171       6,414       6,541
                                                                      -------     -------     -------
EXPENSES

Property operating                                                      2,628       2,873       2,813
Interest                                                                2,471       2,429       2,411
Depreciation and amortization                                           2,600       2,025       1,965
General and administrative                                                616         225         384
                                                                      -------     -------     -------
                                                                        8,315       7,552       7,573
                                                                      -------     -------     -------
Net loss                                                              $(1,144)    $(1,138)    $(1,032)
                                                                      -------     -------     -------
                                                                      -------     -------     -------
ALLOCATION OF NET LOSS

Unitholders                                                           $(1,133)    $(1,127)    $(1,022)
                                                                      -------     -------     -------
                                                                      -------     -------     -------
General partners                                                      $   (11)    $   (11)    $   (10)
                                                                      -------     -------     -------
                                                                      -------     -------     -------
Net loss per depositary unit                                          $(16.47)    $(16.38)    $(14.86)
                                                                      -------     -------     -------
                                                                      -------     -------     -------
-----------------------------------------------------------------------------------------------------

            CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL


                                                                               GENERAL
                                                               UNITHOLDERS     PARTNERS      TOTAL
---------------------------------------------------------------------------------------------------
                                                                          (IN THOUSANDS)
Partners' capital (deficit)--December 31, 1994                   $ 7,736        $ (233)     $ 7,503
Net loss                                                          (1,022)          (10)      (1,032)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1995                     6,714          (243)       6,471
Net loss                                                          (1,127)          (11)      (1,138)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1996                     5,587          (254)       5,333
Net loss                                                          (1,133)          (11)      (1,144)
                                                               -----------     --------     -------
Partners' capital (deficit)--December 31, 1997                   $ 4,454        $ (265)     $ 4,189
                                                               -----------     --------     -------
                                                               -----------     --------     -------
---------------------------------------------------------------------------------------------------
                 The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                     --------------------------------
                                                                      1997         1996        1995
-----------------------------------------------------------------------------------------------------
                                                                              (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                             $(1,144)    $ (1,138)    $(1,032)
                                                                     -------     --------     -------
Adjustments to reconcile net loss to net cash provided by operating activities:

Depreciation and amortization                                          2,600        2,025       1,965
Lease concessions-effective rents                                         18           72          69
Gain on disposition of investments                                       (82)         (33)         --
Leasing commissions paid                                                (405)        (271)       (260)
Changes in:

  Prepaid expenses and other assets                                       15          196        (145)
  Due to affiliates                                                       10            5          (7)
  Accounts payable and accrued liabilities                               398          (25)         (2)
  Security deposits and deferred revenue                                  11          103         (30)
  Real estate taxes payable                                               --          (16)        (37)
                                                                     -------     --------     -------
Total adjustments                                                      2,565        2,056       1,553
                                                                     -------     --------     -------
Net cash provided by operating activities                              1,421          918         521
                                                                     -------     --------     -------
CASH FLOWS FROM INVESTING ACTIVITIES

Building and tenant improvements                                      (1,057)        (810)       (592)
Proceeds from disposition of investments                                 140           61          --
                                                                     -------     --------     -------
Net cash used in investing activities                                   (917)        (749)       (592)
                                                                     -------     --------     -------
CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from loan refinancing                                            --       26,650          --
Principal payments on notes                                               --      (26,621)       (241)
Loan fees                                                                (95)        (307)         --
                                                                     -------     --------     -------
Net cash used in financing activities                                    (95)        (278)       (241)
                                                                     -------     --------     -------
Net increase (decrease) in cash and cash equivalents                     409         (109)       (312)
Cash and cash equivalents at beginning of period                         697          806       1,118
                                                                     -------     --------     -------
Cash and cash equivalents at end of period                           $ 1,106     $    697     $   806
                                                                     -------     --------     -------
                                                                     -------     --------     -------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Interest paid                                                        $ 2,338     $  2,409     $ 2,546
                                                                     -------     --------     -------
                                                                     -------     --------     -------
-----------------------------------------------------------------------------------------------------
                  The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. GENERAL

   Prudential-Bache/Equitec Real Estate Partnership, A California Limited Partnership (the "Partnership"), was formed on June 19, 1984 and will terminate on December 31, 2009 unless ended sooner under the provisions of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"). The Partnership was formed for the purpose of purchasing, holding, operating, leasing and selling various real properties. The general partners of the Partnership are Prudential-Bache Properties, Inc. ("PBP") and Glenborough Corporation and Robert Batinovich (together, "Glenborough") (collectively, the "General Partners"). At December 31, 1997, the Partnership owned five properties.

   The Partnership has entered into a Purchase Agreement (the "Purchase Agreement") with Glenborough Realty Trust Incorporated and a subsidiary partnership, Glenborough Properties, L.P., (together, the "Purchaser"), which are affiliates of two of the Partnership's general partners, Glenborough Corporation and Robert Batinovich. Pursuant to the Purchase Agreement, the Partnership intends to sell to the Purchaser (the "Sale") all of the Properties of the Partnership for cash. The Purchase Agreement provides for a purchase price equal to $43,520,000. This price will be reduced by certain credits to the Purchaser, which, in addition to any credits for secured obligations which are assumed by the Purchaser, could approximate $737,000 as of February 28, 1998, if certain items of deferred maintenance at the Properties are not completed prior to the closing of the Sale. As a result of unforeseen delays in processing the Consent Solicitation Statement with the Securities and Exchange Commission, the Partnership determined that updates of the appraisals of the Properties should be obtained and so notified the Purchaser. New appraisals are presently being prepared for the Partnership's Properties. It is anticipated that further negotiations with the Purchaser will take place to determine the amount to be paid for the Partnership's Properties.

   Certain expenses, relating to lease commissions, lease concessions and loan fees, have been deferred, although previously paid, and are amortized over the terms of the respective leases or loans (see Note B below). At the closing of the Sale, the remaining amount of these deferred items would be expensed. As of December 31, 1997, the amount of such deferred items approximates $1,000,000.

B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting principles

   The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles.

   The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partners to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The consolidated financial statements of the Partnership include the accounts of Montrose Office Park Limited Partnership, in which the Partnership owns a 100% interest.

Investment in property

   The Partnership's investment in property is held for use and is recorded at depreciated cost absent any impairment loss. If a property is determined to be impaired, it is recorded at the lower of its carrying value or its estimated fair value. Property investments are depreciated or amortized using the straight-line method over their estimated economic lives which range from 3 to 30 years depending on property type.

Cash and cash equivalents

   Cash and cash equivalents include money market funds whose cost approximates market value.

Other assets

   Other assets consist primarily of loan fees, lease concessions, and lease commissions. Loan fees are capitalized and amortized on a straight-line basis over the terms of the respective loans. Lease concessions and lease commissions are deferred and amortized over the terms of the respective leases.

Income taxes

   The Partnership is not required to provide for, or pay, any Federal or state income taxes. Income tax attributes that arise from its operations are passed directly to the individual partners. The Partnership may be subject to other state and local taxes in jurisdictions in which it operates.

   The following is a reconciliation of net loss for financial reporting purposes with net loss for tax reporting purposes.


                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                     1997        1996        1995
                                                    -------     -------     -------
                                                            (IN THOUSANDS)
Net loss, financial reporting basis                 $(1,144)    $(1,138)    $(1,032)
Rental concessions recorded for books not tax                        --        (120)
Book depreciation in excess of tax depreciation         722         481         475

                                                    -------     -------     -------
Net loss, income tax basis                          $  (422)    $  (657)    $  (677)
                                                    -------     -------     -------
                                                    -------     -------     -------

Profit and loss allocations/distributions

   For financial and tax reporting purposes, net profits or losses are allocated 99% to the Unitholders and 1% to the General Partners.

   No distributions have been paid since 1988.

C. INVESTMENT IN PROPERTY AND NOTE PAYABLE

   The Partnership's properties, net of accumulated depreciation, and the related debt at December 31, 1997 and 1996 were:


                                                             INVESTMENT             NOTE PAYABLE
                                                         -------------------     -------------------
PROPERTY                                                  1997        1996        1997        1996
----------------------------------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Montrose Office Park, Rockville, MD                      $16,270     $16,541     $    --     $    --
Gateway and Park Plaza, Sacramento, CA                     6,156       6,623          --          --
Totem Valley Business Center, Kirkland, WA                 4,716       4,891          --          --
Poplar Tower, Memphis, TN                                  3,673       3,698          --          --
Less: allowance for loss on impairment of assets            (500)       (500)         --          --
Note payable                                               --             --      26,650      26,650
                                                         -------     -------     -------     -------
                                                         $30,315     $31,253     $26,650     $26,650
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------

   During 1996, a small parcel of land was conveyed to a local jurisdiction to be used for a road project at the Totem Valley property for proceeds of $61,000 resulting in a gain of $33,000.

   Notes held on two of the Partnership's properties, Poplar Towers and Montrose Office Park matured on October 1, 1996 and December 31, 1996, respectively. As a result, the Partnership, on December 20, 1996, pursuant to a note agreement dated December 13, 1996 with Wells Fargo Bank, N.A. ("WFB"), consolidated and refinanced all of the existing notes on the five properties owned by the Partnership (the "Note"). WFB held notes on the Partnership's three remaining properties Totem Valley, Gateway and Park Plaza.

   The Note from WFB is in the amount of $26,650,000 (which approximates the total amount of the individual notes on each of the five properties). The Note bears interest at LIBOR + 3.5% (i.e., 9.5% at December 31, 1997) reset monthly and matured on December 9, 1997. On December 9, 1997, the Partnership entered into a modification agreement with WFB pursuant to which WFB agreed to extend the maturity date of the Note until March 9, 1998. On March 2, 1998, the Partnership entered into a second modification agreement with WFB pursuant to which WFB agreed to extend the maturity date of the Note until April 30, 1998. The Note is secured by Deeds of Trust on each of the respective properties and by security interests in the respective property's leases and rents, and equipment and fixtures contained therein.

D. LEASE AGREEMENTS

   The provisions of the leases generally require tenants to pay for their proportionate share of increases in building operating costs and property tax increases. Future minimum rental receipts due under the noncancellable operating leases with tenants are as follows:


  YEAR ENDING
  DECEMBER 31,                   (IN THOUSANDS)
----------------                 --------------
1998                                $  6,997
1999                                   5,937
2000                                   4,302
2001                                   2,880
2002                                   1,619
Thereafter                             5,104
                                 --------------
Total                               $ 26,839
                                 --------------
                                 --------------

   For the years ended December 31, 1997, December 31, 1996, December 31, 1995, respectively, the following properties' rental revenues exceeded 15% of the Partnership's total operating revenue:


                                                                      1997    1996    1995
                                                                      ----    ----    ----
           Montrose Office Park                                        44%     40%     43%
           Poplar Towers                                               17      19      --


   During the years ended December 31, 1997 and December 31, 1996, Technical Resources, Inc., a tenant in the Montrose Office Park property, accounted for approximately 10% of the Partnership's total operating revenue and, on an annualized basis, had its new lease covered the entire year, would have accounted for approximately 10% of the Partnership's total operating revenue for the year ended December 31, 1995.

E. RELATED PARTIES

   The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; property management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Partnership Agreement. The costs and expenses were:


                                                                            YEAR ENDED DECEMBER 31,
                                                                           -------------------------
                                                                           1997      1996      1995
----------------------------------------------------------------------------------------------------
                                                                                (IN THOUSANDS)
PBP and affiliates

  General and administrative                                               $124      $ 60      $112
                                                                           -----     -----     -----
Glenborough Corporation and affiliates

  Property management fee and expenses                                      686       634       663
  Leasing commissions                                                       119       131       136
                                                                           -----     -----     -----
                                                                            805       765       799
                                                                           -----     -----     -----
                                                                           $929      $825      $911
                                                                           -----     -----     -----
                                                                           -----     -----     -----

---------------

   PBP is not being paid on a current basis for general and administrative expenses other than printing costs. During the year ended December 31, 1997, PBP was reimbursed $100,000, which was applied to prior years' general and administrative expenses due. At December 31, 1997 and 1996, the total liability outstanding to PBP was $715,000 and $705,000, respectively.

   The Partnership maintains an investment account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments pursuant to the guidelines established by the Partnership Agreement.

   Prudential Securities Incorporated ("PSI"), an affiliate of PBP, owns 180 depositary units at December 31, 1997.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,

                        A California Limited Partnership
          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

                           AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

   All of the Partnership's properties generated cash flow from operations after debt service during the year ended December 31, 1997.

   During the year ended December 31, 1997, the Partnership incurred $1,057,000 for building and tenant improvements primarily at the Montrose Office Park and Poplar Towers properties. Of this amount, $609,000 was expended at Montrose Office Park primarily for build-out of space for new tenants. In order to keep the Partnership's properties competitive, building and tenant improvements will continue to be required. Building and tenant improvements for 1998 are currently budgeted for approximately $900,000.

   The Partnership had cash of $1,106,000 at December 31, 1997. PBP is not being reimbursed for its general and administrative expenses (other than printing) on a current basis. During the year ended December 31, 1997, PBP was reimbursed $100,000, which was applied to prior years' general and administrative expenses due. At December 31, 1997, the total liability outstanding (including printing) was $715,000. Cash on hand plus any cash generated from operations may not be sufficient to fund building and tenant improvements and to pay deferred general and administrative expenses.

   The Partnership in December 1996 consolidated and refinanced all of the existing notes on the five properties. The new Note in the amount of $26,650,000 is secured by all of the properties and matured in December 1997. The Partnership entered into a modification agreement with the lender in December 1997, pursuant to which the lender agreed to extend the maturity date of the Note until March 9, 1998. On March 2, 1998, the Partnership entered into a second modification agreement with WFB pursuant to which WFB agreed to extend the maturity date of the Note until April 30, 1998.

   The Partnership has entered into a Purchase Agreement to sell all of its Properties for cash. (See Note A to Financial Statements.) It is unlikely that investors will be returned a significant portion of their original investment upon the sale of the Properties and ultimate dissolution of the Partnership.

RESULTS OF OPERATIONS

1997 versus 1996

   The Partnership's net loss increased by only $6,000 for the year ended December 31, 1997 as compared to 1996 for the reasons discussed below.

   Property operating revenue increased by $732,000 for the year ended December 31, 1997 as compared to 1996 primarily due to an increase at Montrose Office Park in the amount of $587,000 as a result of increased occupancy in addition to moderate increases in revenues at the Partnership's other properties.

   The Partnership recorded a gain of $82,000 from the disposition of an investment in a captive insurance company for the year ended December 31, 1997.

   Property operating expenses decreased by $245,000 for the year ended December 31, 1997 as compared to 1996 due primarily to decreases at Montrose Office Park, Poplar Towers, and Park Plaza.

   Depreciation and amortization increased by $575,000 for the year ended December 31, 1997 as compared to 1996 primarily due to the amortization of loan fees relating to the mortgage refinancing in addition to an increase in depreciation as a result of increased building and tenant improvement additions.

   General and administrative expenses increased by $391,000 for the year ended December 31, 1997 as compared to 1996 primarily due to professional fees incurred in connection with the Partnership preparing a consent solicitation statement to the Unitholders in connection with the proposed sale of the Partnership's Properties.

1996 versus 1995

   The Partnership's net loss increased by approximately $106,000 for the year ended December 31, 1996 as compared to 1995 for the reasons discussed below.

   Property operating revenue increased by approximately $5,000 for the year ended December 31, 1996 as compared to 1995 as increases at the Totem Valley, Gateway, Park Plaza and Poplar Tower properties were more than offset by a decrease at Montrose Office Park due to a major tenant's lease expiring in May 1996. The increase and decrease in operating revenue were primarily the result of corresponding changes in average occupancies.

   Recovery of expenses decreased by approximately $165,000 for the year ended December 31, 1996 as compared to 1995 primarily due to lower tenant recoveries at the Montrose property as a result of a major tenant's lease expiring in May 1996, partially offset by increases in expense recoveries at the Totem Valley property.

   Property operating expenses increased by approximately $60,000 during the year ended December 31, 1996 as compared to 1995 due primarily to increased utility expenses, building management fees and salaries at Poplar Towers.

   Depreciation and amortization increased by approximately $60,000 during the year ended December 31, 1996 as compared to 1995 due to increased building and tenant improvements.

   General and administrative expenses decreased by approximately $159,000 for the year ended December 31, 1996 as compared to 1995 in part due to appraisal fees recorded in 1995.

                               OTHER INFORMATION

     The Partnership's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available to limited partners without charge upon written request to:

        Prudential-Bache/Equitec Real Estate Partnership
        P.O. Box 2016
        Peck Slip Station
        New York, N.Y. 10272-2016

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-Q

(Mark One)

/X/ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the quarterly period ended March 31, 1998

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

Commission file number: 0-14271

     PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP, A California Limited
                                  Partnership
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

California                                      94-2949474
--------------------------------------------------------------------------------
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)

One Seaport Plaza, New York, N.Y.               10292-0128
--------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500

                                      N/A
--------------------------------------------------------------------------------
   Former name, former address and former fiscal year, if changed since last report.

   Indicate by check CK whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes _CK_ No __

                         Part I. FINANCIAL INFORMATION
                          ITEM 1. FINANCIAL STATEMENTS
               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                  (Unaudited)

                                                                          March 31,     December 31,
                                                                            1998            1997
----------------------------------------------------------------------------------------------------
                                                                               (in thousands)
ASSETS
Investment in property:
Land                                                                      $ 10,842        $ 10,842
Buildings, improvements and equipment                                       41,737          41,602
Less: Accumulated depreciation                                             (22,118)        (21,629)
      Allowance for loss on impairment of assets                              (500)           (500)
                                                                          ---------     ------------
Net investment in property                                                  29,961          30,315
Cash and cash equivalents                                                    1,548           1,106
Prepaid expenses and other assets, net                                       1,030           1,200
                                                                          ---------     ------------
Total assets                                                              $ 32,539        $ 32,621
                                                                          ---------     ------------
                                                                          ---------     ------------
LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Note payable                                                              $ 26,650        $ 26,650
Due to affiliates                                                              766             715
Accounts payable and accrued liabilities                                       690             664
Security deposits and deferred revenue                                         345             346
Real estate taxes payable                                                       84              57
                                                                          ---------     ------------
Total liabilities                                                           28,535          28,432
                                                                          ---------     ------------
Partners' capital
Unitholders (68,795 depositary units issued and outstanding)                 4,271           4,454
General partners                                                              (267)           (265)
                                                                          ---------     ------------
Total partners' capital                                                      4,004           4,189
                                                                          ---------     ------------
Total liabilities and partners' capital                                   $ 32,539        $ 32,621
                                                                          ---------     ------------
                                                                          ---------     ------------
----------------------------------------------------------------------------------------------------
          The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                                              For the three
                                                                              months ended
                                                                                March 31,
                                                                      -----------------------------
                                                                          1998             1997
---------------------------------------------------------------------------------------------------
                                                                             (in thousands,
                                                                          except for depositary
                                                                              unit amounts)
REVENUES
Operating                                                                $1,787           $1,601
Recovery of expenses                                                         99               91
                                                                      ------------     ------------
                                                                          1,886            1,692
                                                                      ------------     ------------

EXPENSES
Property operating                                                          614              663
Interest                                                                    613              596
Depreciation and amortization                                               592              615
General and administrative                                                  252               71
                                                                      ------------     ------------
                                                                          2,071            1,945
                                                                      ------------     ------------
Net loss                                                                 $ (185)          $ (253)
                                                                      ------------     ------------
                                                                      ------------     ------------
ALLOCATION OF NET LOSS
Unitholders                                                              $ (183)          $ (250)
                                                                      ------------     ------------
                                                                      ------------     ------------
General partners                                                         $   (2)          $   (3)
                                                                      ------------     ------------
                                                                      ------------     ------------
Net loss per depositary unit                                             $(2.66)          $(3.64)
                                                                      ------------     ------------
                                                                      ------------     ------------
---------------------------------------------------------------------------------------------------

             CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS' CAPITAL
                                  (Unaudited)

                                                                                GENERAL
                                                                UNITHOLDERS     PARTNERS     TOTAL
---------------------------------------------------------------------------------------------------
                                                                          (in thousands)
Partners' capital (deficit)--December 31, 1997                    $ 4,454        $ (265)     $4,189
Net loss                                                             (183)           (2)       (185)
                                                                -----------     --------     ------
Partners' capital (deficit)--March 31, 1998                       $ 4,271        $ (267)     $4,004
                                                                -----------     --------     ------
                                                                -----------     --------     ------
---------------------------------------------------------------------------------------------------
           The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                                                                              For the three
                                                                              months ended
                                                                                March 31,
                                                                      -----------------------------
                                                                          1998             1997
---------------------------------------------------------------------------------------------------
                                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                 $ (185)          $ (253)
                                                                      ------------     ------------
Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization                                             592              615
  Lease concessions-effective rents                                          16               23
  Leasing commissions paid                                                  (10)             (37)
  Changes in:
     Prepaid expenses and other assets                                       79               (8)
     Due to affiliates                                                       51              (12)
     Accounts payable and accrued liabilities                                26              100
     Security deposits and deferred revenue                                  (1)              (5)
     Real estate taxes payable                                               27               31
                                                                      ------------     ------------
Total adjustments                                                           780              707
                                                                      ------------     ------------
Net cash provided by operating activities                                   595              454
CASH FLOWS FROM INVESTING ACTIVITIES
Building and tenant improvements                                           (135)            (219)
CASH FLOWS FROM FINANCING ACTIVITIES
Loan fees                                                                   (18)              --
                                                                      ------------     ------------
Net increase in cash and cash equivalents                                   442              235
Cash and cash equivalents at beginning of period                          1,106              697
                                                                      ------------     ------------
Cash and cash equivalents at end of period                               $1,548           $  932
                                                                      ------------     ------------
                                                                      ------------     ------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid                                                            $  538           $  472
                                                                      ------------     ------------
                                                                      ------------     ------------
---------------------------------------------------------------------------------------------------
                 The accompanying notes are an integral part of these statements.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1998
                                  (Unaudited)

A. General

   These financial statements have been prepared without audit. In the opinion of Prudential-Bache Properties, Inc. ('PBP') and Glenborough Corporation and Robert Batinovich (together, 'Glenborough') (collectively, the 'General Partners'), the financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the financial position of Prudential-Bache/Equitec Real Estate Partnership, A California Limited Partnership (the 'Partnership') as of March 31, 1998, and the results of its operations and its cash flows for the three months ended March 31, 1998 and 1997. However, the operating results for the interim periods may not be indicative of the results expected for the full year.

   Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with generally accepted accounting principles have been omitted. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Partnership's Annual Report on Form 10-K filed with the Securities and Exchange Commission ('SEC') for the year ended December 31, 1997.

   The Partnership was formed on June 19, 1984 and will terminate on December 31, 2009 unless ended sooner under the provisions of the Amended and Restated Limited Partnership Agreement (the 'Partnership Agreement'). The Partnership was formed for the purpose of purchasing, holding, operating, leasing and selling various real properties. At March 31, 1998, the Partnership owned five properties.

   In April 1998, the Partnership entered into a purchase agreement, as amended (the 'Purchase Agreement') with Glenborough Realty Trust Incorporated and a subsidiary partnership, Glenborough Properties, L.P. , (together, the 'Purchaser'), which are affiliates of Glenborough. Pursuant to the Purchase Agreement, the Partnership intends to sell to the Purchaser (the 'Sale') all of the Properties of the Partnership for cash. The Purchase Agreement provides for a purchase price equal to $47,145,000. This price will be reduced by certain credits to the Purchaser, which, in addition to any credits for secured obligations which are assumed by the Purchaser, approximates $690,000 as of March 31, 1998, if certain items of deferred maintenance at the Properties are not completed prior to the closing of the Sale. On May 4, 1998, the Partnership filed a revised consent solicitation statement with the SEC describing the Sale. If the Sale and plan of liquidation are approved by the Unitholders, the Partnership intends to consummate the Sale, distribute the net proceeds and the remaining net assets of the Partnership and liquidate the Partnership. The Sale is required to be consummated not later than July 31, 1998.

   Certain expenses relating to lease commissions, lease concessions and loan fees have been deferred, although previously paid, and are amortized over the terms of the respective leases or loans. At the closing of the Sale, the remaining amount of these deferred items would be expensed. As of March 31, 1998, the amount of such deferred items approximates $950,000.

B. Related Parties

   The General Partners and their affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; property management; investor communications; printing and other administrative services. The General Partners and their affiliates receive reimbursements for costs incurred in connection with these services, the amount of which is limited by the provisions of the Partnership Agreement. The costs and expenses were:

                                                                            Three months
                                                                           ended March 31,
                                                                   ----------------------------------
                                                                     1998                  1997
-----------------------------------------------------------------------------------------------------
                                                                           (in thousands)
PBP and affiliates:
  General and administrative                                         $ 31                  $ 24
                                                                   ------                ------
Glenborough and affiliates:
  Property management fee and expenses                                147                   134
  Leasing commissions                                                  10                    28
                                                                   ------                ------
                                                                      157                   162
                                                                   ------                ------
                                                                     $188                  $186
                                                                   ------                ------
                                                                   ------                ------

---------------

   PBP is not being paid on a current basis for general and administrative expenses other than printing costs. At March 31, 1998 and December 31, 1997, the total liability outstanding to PBP was $744,000 and $715,000, respectively. At March 31, 1998, the total liability outstanding to Glenborough was $22,000.

   The Partnership maintains an account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments pursuant to the guidelines established by the Partnership Agreement.

   Prudential Securities Incorporated ('PSI'), an affiliate of PBP, owns 180 depositary units at March 31, 1998.

               PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP,
                        A California Limited Partnership
      ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

Liquidity and Capital Resources

   The Partnership generated cash from operations of $595,000 for the three months ended March 31, 1998. During the three months ended March 31, 1998, the Partnership incurred $135,000 for building and tenant improvements, primarily at the Poplar Towers and Park Plaza properties. In order to keep the properties competitive, building and tenant improvements will continue to be required.

   The Partnership had cash of $1,548,000 at March 31, 1998. PBP is not being reimbursed for its general and administrative expenses (other than printing) on a current basis. At March 31, 1998, the total liability outstanding (including printing) was $744,000. Cash on hand plus any cash generated from operations may not be sufficient to fund building and tenant improvements and to pay deferred general and administrative expenses.

   In December 1996, the Partnership consolidated and refinanced all of the existing notes on the five properties. The new note in the amount of $26,650,000 is secured by all of the properties and matured in December 1997.The lender has agreed to several extensions of the note, mostly recently to extend the note to July 31, 1998.

   The Partnership has entered into a Purchase Agreement to sell all of its Properties for cash. (See Note A to the Consolidated Financial Statements). It is unlikely that investors will be returned a significant portion of their original investment upon the sale of the Properties and ultimate dissolution of the Partnership.

Results of Operations

   The Partnership's net loss decreased by $68,000 for the three months ended March 31, 1998 as compared to the corresponding period in 1997 for the reasons discussed below.

   Property operating revenues increased by $186,000 for the three months ended March 31, 1998 as compared to the corresponding period in 1997 primarily due to increases in the Montrose and Park Plaza properties. The increase in operating revenues was primarily the result of increased occupancies at these two properties.

   Property operating expenses decreased by $49,000 for the three months ended March 31, 1998 as compared to the corresponding period in 1997 due primarily to decreases in property taxes and general repairs and maintenance at the Poplar Tower property.

   Depreciation and amortization decreased by $23,000 for the three months ended March 31, 1998 as compared to the corresponding period in 1997 due to fully-amortized loan fees during 1997.

   General and administrative expenses increased $181,000 for the three months ended March 31, 1998 as compared to the same period in 1997 due primarily to professional fees incurred in connection with the Partnership preparing the consent solicitation statement to the Unitholders.

                           PART II. OTHER INFORMATION

Item 1. Legal Proceedings--None

Item 2. Changes in Securities--None

Item 3. Defaults Upon Senior Securities--None

Item 4. Submission of Matters to a Vote of Security Holders--None

Item 5. Other Information--None

Item 6. Exhibits and Reports on Form 8-K

        (a) Exhibits:

3 and 4 Amended and Restated Limited Partnership Agreement of Registrant dated February 11, 1985 (incorporated by reference to Amendment
            No. 1 to the Registrant's Form S-11 Registration Statement filed on February 14, 1985) and Amendment No. 1 thereto dated April 18, 1985 (incorporated by reference to Form 8-A filed on February 28, 1986), as amended on March 25, 1994 (incorporated by reference to Registrant's 1994 Annual Report on Form 10-K)

            Amended and Restated Agreement between General Partners dated December 28, 1990 (incorporated by reference to the Registrant's 1990 Annual Report filed on Form 10-K)

10(a) Purchase Agreement, dated as of Effective Date, by and among Registrant and Glenborough Realty Trust Incorporated and Glenborough Properties, L.P.(1)

10(b) Amendment to Purchase Agreement dated December 19, 1997 by and among Registrant and Glenborough Realty Trust Incorporated and Glenborough Properties L.P.(1)

10(c) Second Amendment to Purchase Agreement dated April 27, 1998 by and among Registrant and Glenborough Realty Trust Incorporated and Glenborough Properties L.P.(1)

27          Financial Data Schedule (filed herewith)

        (b) Reports on Form 8-K--None
            ---------------
            (1) Incorporated by reference to Amendment No. 4 to Preliminary
                Proxy Statement on Schedule 14A as filed on May 4, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Equitec Real Estate Partnership,
A California Limited Partnership

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

    By: /s/ Eugene D. Burak                    Date: May 15, 1998
    ----------------------------------------
    Eugene D. Burak
    Vice President
    Chief Accounting Officer for the
    Registrant

--------------------------------------------------------------------------------
                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP

                                  CONSENT CARD

CONSENT IS SOLICITED ON BEHALF OF PRUDENTIAL-BACHE PROPERTIES, INC. ("PB PROPERTIES"), AS MANAGING GENERAL PARTNER AND ON BEHALF OF PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP (THE "PARTNERSHIP"). PB PROPERTIES, GLENBOROUGH CORPORATION AND ROBERT BATINOVICH, WHICH TOGETHER
CONSTITUTE ALL OF THE GENERAL PARTNERS OF THE PARTNERSHIP, RECOMMEND CONSENT ON THE PROPOSAL.

Unitholders should not send any Depositary Units with this Consent card. Unitholders are urged to mark, sign, date and mail promptly this Consent card in the envelope provided. The Consent card must be received at the address of the Soliciting Agent by no later than 10:00 a.m., New York time on July 13, 1998 (unless such date and/or time is extended in the sole discretion of PB Properties acting as managing general partner of the Partnership).

THIS CARD SHALL BE DEEMED TO APPROVE THE PROPOSAL IF NOT INDICATED TO THE CONTRARY.

EACH CONSENT CARD MUST BE SIGNED AND DATED.

Sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, give title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE PLAN

The undersigned hereby votes all Units beneficially owned by the undersigned with respect to the Plan as follows:

            |_|   Approve           |_|   Disapprove              |_|   Abstain

Please refer to the Statement Furnished in Connection with the Solicitation of Consents, dated May 28, 1998, for a full description of the Plan.



                                                  ------------------------------
                                                            Signature


                                                  ------------------------------



                                                Dated: ___________________, 1998


   PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------